PROSPECTUS                                                      APRIL 30, 1997
                         VAN ECK GOLD AND MONEY FUNDS
-------------------------------------------------------------------------------
                   99 Park Avenue, New York, New York 10016
                      Account Assistance: (800) 544-4653
                                  GOLD FUNDS

Van Eck Funds (the "Trust") is an open-end management investment company consisting of separate funds, each of which has a specific investment objective. This Prospectus relates to three funds of the Trust, Global Hard Assets Fund, Gold/Resources Fund and International Investors Gold Fund (collectively, the "Funds").

GLOBAL HARD ASSETS FUND (CLASS A, CLASS B AND CLASS C)--seeks long-term capital appreciation by investing globally, primarily in "Hard Assets Securities." Income is a secondary consideration.

GOLD/RESOURCES FUND (CLASS A)--seeks long-term capital appreciation by investing in equity and debt securities of companies engaged in the exploration, development, production and distribution of gold and other natural resources such as strategic and other metals, minerals, oil, natural gas and coal. Current income is not a consideration. This Fund will not invest in the securities of South African issuers.

INTERNATIONAL INVESTORS GOLD FUND (CLASS A)--seeks long-term capital appreciation, while retaining freedom to take current income into consideration. The Fund has concentrated its investments in gold mining shares since 1968 and has investments in other worldwide companies and industries.

Van Eck Associates Corporation (the "Adviser") 99 Park Avenue, New York, New York 10016, serves as investment adviser to each of the Funds. See "Management." Van Eck Securities Corporation (the "Distributor"), a wholly-owned subsidiary of the Adviser, serves as Distributor of the Funds' shares. See "Purchase of Shares--Alternative Purchase Arrangements" on page 24 to determine your purchase options for Funds offering different classes of shares.

Investors should be aware that an investment in Global Hard Assets Fund has greater investment risk than many mutual funds. The Fund intends to engage in a number of investment activities including borrowing for investment purposes (i.e., engage in leveraging), making short sales of securities (i.e., make sales of securities the Fund does not own), investing in countries with emerging securities markets and economies and investing in restricted securities, securities of unseasoned issuers and non-readily marketable securities. These investment activities are considered to be speculative and could result in additional cost and investment risk to the Fund. Consequently, the Fund is not intended to be a complete investment program and is intended for those investors who can assume greater risk with respect to a portion of their investment portfolio. Further information on the Fund and these activities is provided under "Risk Factors" on pages 13-22 and investors should read this material carefully.
                                  MONEY FUND

U.S. Government Money Fund--seeks safety of principal, daily liquidity and current income by investing in short-term U.S. Treasury securities and other securities carrying the "full faith and credit" guarantee of the U.S. Government. THE FUND'S SHARES ARE NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT. THERE CAN BE NO ASSURANCE THAT THE FUND WILL BE ABLE TO MAINTAIN A $1.00 NET ASSET VALUE OR THAT THE FUND'S NET ASSET VALUE WILL NOT FLUCTUATE.

                               ---------------

SHARES IN THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, A BANK, AND THE SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY.

This Prospectus sets forth concisely information about the Trust and the Funds that you should know before investing. It should be read and retained for future reference. For more information about the Funds, please call the Funds or the Distributor at the above telephone number.

A Statement of Additional Information dated April 30, 1997, which discusses the Trust and the Funds, has been filed with the Securities and Exchange Commission and is incorporated herein by reference. For a free copy, write to the above address or call the telephone number listed above.

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THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND
EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
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

TABLE OF
CONTENTS                                                                    PAGE
--------------------------------------------------------------------------------

Transaction Data............................................................   3
Financial Highlights........................................................   4
The Trust...................................................................   7
Investment Objectives and Policies..........................................   7
Risk Factors................................................................  13
Limiting Investment Risks...................................................  22
Purchase of Shares..........................................................  23
Exchange Privilege..........................................................  29
Tax-Sheltered Retirement Plans..............................................  31
Investment Programs.........................................................  31
Redemption of Shares........................................................  32
Dividends and Distributions.................................................  34
Management..................................................................  34
Plan of Distribution........................................................  40
Advertising.................................................................  41
Taxes.......................................................................  42
Description of the Trust....................................................  43
Additional Information......................................................  43

                               TRANSACTION DATA

The following table is intended to assist an investor in understanding the various direct and indirect costs and expenses borne by an investor in a Fund. The sales charges are the maximum sales charges an investor would incur. Sales charges decline depending on the amount of the purchase, the number of shares an investor already owns or use of various investment programs. See "Purchase of Shares." The Adviser may from time to time waive fees and/or reimburse certain expenses of a Fund.

                                                                     GOLD/                       U.S.
                                                                   RESOURCES   INTERNATIONAL  GOVERNMENT
                                 GLOBAL HARD ASSETS FUND**            FUND       INVESTORS    MONEY FUND
                          --------------------------------------- ------------ ------------- ------------
                             CLASS A      CLASS B      CLASS C      CLASS A       CLASS A
                          ------------- ------------ ------------ ------------ -------------
SHAREHOLDER TRANSACTION
EXPENSES:
 Maximum Sales Charge
 Imposed on Purchases
 (as a percent of
 offering price)........          4.75%           0%           0%        5.75%         5.75%           0%
 +Contingent Deferred
 Sales or Redemption
 Charge.................             0%         5.0%        1.00%           0%            0%           0%
                                     ==         ====        =====           ==            ==           ==
ANNUAL FUND OPERATING
EXPENSES:
(as a percentage of
average net assets)
 Management Fees........          1.00%        1.00%        1.00%         .75%          .75%         .50%
 12b-1 Fees/Shareholder
 Servicing Fees*........           .50%        1.00%        1.00%         .25%            0%         .25%
 Administration Fee.....             0%           0%           0%         .25%          .25%           0%
 Other Expenses.........           .54%         .56%         .56%         .46%          .43%         .48%
                                  -----        -----        -----        -----         -----        -----
 Transfer and Dividend
 Disbursing.............   .15%         .17%         .17%         .24%         .24%          .11%
 Custodian Fees.........   .12%         .12%         .12%         .02%         .03%          .06%
 Other Expenses.........   .27%         .27%         .27%         .20%         .16%          .31%
                          -----         ----         ----         ----         ----          ----
 Total Fund Operating
 Expenses...............          2.04%        2.56%        2.56%        1.71%         1.43%        1.23%
                                  =====        =====        =====        =====         =====        =====
EXAMPLE: You would bear
the following expenses
on a $1,000 investment
assuming (1) 5% annual
return and (2)
redemption at the end of
each time period
 1 year.................        $ 67.22      $ 75.91      $ 35.91      $ 73.71      $  71.22      $ 12.53
 3 years................        $108.42      $119.65      $ 79.65      $107.74      $ 100.15      $ 39.03
 5 years................        $152.10       156.04      $136.04      $144.05      $ 131.17      $ 67.57
 10 years...............        $273.14       289.51      $289.51      $245.81      $ 218.96      $148.86

----
 * Long-term shareholders in Funds may pay more than the economic equivalent of the maximum front-end sales charge permitted by the NASD.
 ** The Adviser may temporarily reimburse and or waive certain operating expenses of the Fund including management and administrative fees. Such temporary reimbursements/waivers will have the effect of lowering the Fund's expense ratio.
 + The Contingent Deferred Sales Charge on Class B shares is applied to the lesser of purchase price or net asset value at redemption. The charge imposed on such amount is scaled down from 5% during the first year to 0% after the sixth year. A Redemption Charge on Class C shares of 1% is applied to redemptions within the first year after purchase and is applied to the lesser of purchase price or net asset value at redemption.

Total Fund Operating Expenses for Gold/Resources Fund, International Investors Gold Fund and U.S. Government Money Fund are the actual annual operating expenses, before fee waivers or expense reimbursements, if any, for the year ended December 31, 1996. Operating Expenses for Global Hard Assets Fund, Class B and Class C, are estimates and assume $40 million in net assets.

The above examples should not be considered a representation of past or future expenses or investment return. Actual expenses may be greater or less than those shown. Information regarding management fees and 12b-1 fees can be found under "Management" and "Plan of Distribution."

                             FINANCIAL HIGHLIGHTS

The Financial Highlights below give selected information for a share of each Fund outstanding for the year or period indicated. The Financial Highlights presented have been audited by Deloitte & Touche LLP, independent accountants, for all years through December 31, 1991. For all other periods, the Financial Highlights presented have been audited by Coopers & Lybrand L.L.P., independent accountants, whose report thereon appears in the Funds' Annual Reports, which are incorporated by reference into the Trust's Statement of Additional Information. This information should be read in conjunction with the financial statements and related notes that also appear in the Funds' Annual Reports.

                                                 GLOBAL HARD ASSETS FUND
                          --------------------------------------------------------------------------
                                    CLASS A                CLASS B              CLASS C
                          ------------------------------ ------------ ------------------------------
                                              FOR THE      FOR THE                        FOR THE
                                               PERIOD       PERIOD                         PERIOD
                            YEAR ENDED      NOVEMBER 2,   APRIL 24,     YEAR ENDED      NOVEMBER 2,
                           DECEMBER 31,      1994(A) TO   1996(A) TO   DECEMBER 31,      1994(A) TO
                          ----------------  DECEMBER 31, DECEMBER 31, ----------------  DECEMBER 31,
FOR A SHARE OUTSTANDING    1996     1995        1994         1996      1996     1995        1994
THROUGHOUT EACH PERIOD    -------  -------  ------------ ------------ -------  -------  ------------
Net Asset Value, Begin-
 ning of Period.........  $ 10.68  $  9.41    $  9.53      $ 12.55    $ 10.76  $  9.41    $  9.53
                          -------  -------    -------      -------    -------  -------    -------
Income from Investment
 Operations:
 Net Investment Income..     0.15     0.32+     0.010+        0.11       0.11     0.34+      0.01+
 Net Gains (Loss) on
  Investments (both
  realized and
  unrealized)...........     4.70     1.57     (0.115)        2.95       4.73     1.63      (0.12)
                          -------  -------    -------      -------    -------  -------    -------
Total from Investment
 Operations.............     4.85     1.89     (0.105)        3.06       4.84     1.97      (0.11)
                          -------  -------    -------      -------    -------  -------    -------
Less Distributions:
 Dividends from Net
  Investment Income.....    (0.14)   (0.62)    (0.015)       (0.14)     (0.11)   (0.62)     (0.01)
 Distributions from
  Capital Gains.........    (0.95)     --         --         (0.95)     (0.95)     --         --
 Tax Return of Capital..    (0.02)     --         --         (0.02)     (0.02)     --         --
                          -------  -------    -------      -------    -------  -------    -------
                            (1.11)   (0.62)    (0.015)       (1.11)     (1.08)   (0.62)     (0.01)
                          -------  -------    -------      -------    -------  -------    -------
Net Asset Value, End of
 Period.................  $ 14.42  $ 10.68    $  9.41      $ 14.50    $ 14.52  $ 10.76    $  9.41

                          =======  =======    =======      =======    =======  =======    =======
Total Return (b)........   45.61%   20.09%     (1.10%)      24.55%     45.18%   20.94%     (1.20%)

-------------------------------------------------------------------------------
Ratios/Supplementary
 Data
Net Assets, End of Pe-
 riod (000).............  $27,226  $ 3,820    $ 1,419      $ 1,806    $ 1,935  $   181    $     8
Ratio of Gross Expenses
 to Average Net Assets
 (c)....................    2.63%    4.05%      3.40%        3.27%      6.02%   37.88%     39.49%
Ratio of Net Expenses to
 Average Net Assets.....    0.72%       0%      0.15% *      1.64% *    1.31%       0%      0.56% *
Ratio of Net Investment
 Income to Average Net
 Assets.................    1.45%    3.08%      0.84% *      0.53% *    0.84%    3.30%      0.53% *
Portfolio Turnover Rate.  163.91%  179.33%         0%      163.91%    163.91%  179.33%         0%
Average Commission Rate
 Paid (d)...............  $0.0178                          $0.0178    $0.0178

--------
(a)Commencement of operations.
(b) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of dividends at net asset value during the period and a redemption on the last day of the period. A sales charge is not reflected in the calculation of total return. Total return for a period of less than one year is not annualized.
(c) Had the Adviser not assumed expenses or had expenses not been reduced by custodian fee and directed brokerage arrangements.
(d) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for trades in which a commission is charged.
 *Annualized.
 +Based on average shares outstanding.

                                                        GOLD/RESOURCES FUND (CLASS A)
                      -----------------------------------------------------------------------------------------------------------
                                                           YEAR ENDED DECEMBER 31,
                      -----------------------------------------------------------------------------------------------------------
FOR A SHARE
OUTSTANDING
THROUGHOUT EACH         1996      1995      1994      1993      1992      1991      1990      1989      1988      1987     1986+
PERIOD                --------  --------  --------  --------  --------  --------  --------  --------  --------  --------  -------
Net Asset Value,
 Beginning of
 Year.............    $   5.58  $   5.35  $   6.34  $   3.56  $   3.73  $   3.90  $   5.33  $   4.49  $   5.72  $   3.90  $  3.08
                      --------  --------  --------  --------  --------  --------  --------  --------  --------  --------  -------
Income from
 Investment
 Operations:
 Net Investment
  Income (Loss)...       (0.06)    (0.03)    (0.02)   (0.014)    0.002     0.010     0.025     0.002      0.01      0.02      --
 Net Gains
  (Losses) on
  Securities (both
  realized and
  unrealized).....        0.20      0.26     (0.97)    2.794    (0.170)   (0.169)   (1.430)    0.846     (1.23)     1.82     0.82
                      --------  --------  --------  --------  --------  --------  --------  --------  --------  --------  -------
Total from
 Investment
 Operations.......        0.14      0.23     (0.99)    2.780    (0.168)   (0.159)   (1.405)    0.848     (1.22)     1.84     0.82
                      --------  --------  --------  --------  --------  --------  --------  --------  --------  --------  -------
Less
 Distributions:
Dividends from Net
 Investment Income
 (a)..............         --        --        --        --     (0.002)   (0.011)   (0.025)   (0.008)    (0.01)    (0.02)     --
                      --------  --------  --------  --------  --------  --------  --------  --------  --------  --------  -------
Net Asset Value,
 End of Year......    $   5.72  $   5.58  $   5.35  $   6.34  $   3.56  $   3.73  $   3.90  $   5.33  $   4.49  $   5.72  $  3.90
                      ========  ========  ========  ========  ========  ========  ========  ========  ========  ========  =======
Total Return (b)..       2.51%      4.3%    (15.6%)   78.09%    (4.50%)   (4.07%)  (26.36%)   18.90%   (21.30%)   47.30%   26.38%
-----------------------------------------------------------------------------------------------------------------------------------
Ratios/Supplementary
 Data
Net Assets, End of
 Year (000).......    $132,298  $155,974  $186,091  $211,450  $114,257  $136,288  $175,171  $252,860  $228,558  $252,717  $38,691
Ratio of Expenses
 to Average Net
 Assets...........       1.71%     1.81%     1.52%     1.39%     1.57%     1.62%     1.44%     1.48%     1.39%     1.27%    1.52%*
Ratio of Net
 Income (Loss) to
 Average Net
 Assets...........      (0.75%)   (0.44%)   (0.30%)   (0.29%)    0.07%     0.27%     0.57%     0.04%     0.23%     0.39%   (0.02%)*
Portfolio Turnover
 Rate.............      12.95%     6.16%    13.75%     7.79%     0.93%     7.89%    12.12%     4.17%     1.59%     1.99%      --
Average Commission
 Rate Paid (c)....    $  .0186

--------
(a) Net of foreign taxes withheld (to be included in income and claimed as a tax credit or deduction by the shareholder for federal income tax purposes) of $.0060 for 1992, $.0080 for 1991, $.0083 for 1990, $.0070 for 1989,
  $.0051 for 1988 and $.0237 for 1987.
(b) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the year, reinvestment of dividends at net asset value during the year and a redemption on the last day of the year. A sales charge is not reflected in the calculation of total return.
(c) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for trades in which a commission is charged.
* Annualized
+ From February 15, 1986 (commencement of operations) to December 31, 1986.

                                                 INTERNATIONAL INVESTORS GOLD FUND (CLASS A)**
                          ----------------------------------------------------------------------------------------------------
                                                            Year Ended December 31,
                          ----------------------------------------------------------------------------------------------------
FOR A SHARE OUTSTANDING     1996      1995      1994      1993      1992      1991      1990     1989*     1988*       1987
THROUGHOUT EACH PERIOD    --------  --------  --------  --------  --------  --------  --------  --------  --------  ----------
Net Asset Value,
 Beginning of Period....    $13.35    $15.21    $16.08    $ 7.81    $11.29    $11.32    $16.38    $11.30    $15.29      $12.04
                          --------  --------  --------  --------  --------  --------  --------  --------  --------  ----------
Income from Investment
 Operations:
Net Investment Income
 (Loss).................      0.05      0.08      0.19      0.14      0.17      0.16      0.26      0.32      0.34        0.48
Net Gain/(Loss) on
 Securities
 (both realized and
 unrealized)............     (1.29)    (1.44)    (0.36)     8.70     (3.44)     0.13     (4.67)     5.39     (3.69)       3.72
                          --------  --------  --------  --------  --------  --------  --------  --------  --------  ----------
Total from Investment
 Operations.............     (1.24)    (1.36)    (0.17)     8.84     (3.27)     0.29     (4.41)     5.71     (3.35)       4.20
                          --------  --------  --------  --------  --------  --------  --------  --------  --------  ----------
Less Distributions:
Dividends from Net
 Investment Income (a)..     (0.07)    (0.10)    (0.18)    (0.13)    (0.12)    (0.17)    (0.25)    (0.31)    (0.29)      (0.42)
Distributions from
 Capital Gains..........     (0.14)    (0.38)    (0.52)    (0.44)    (0.09)    (0.15)    (0.40)    (0.32)    (0.35)      (0.53)
Tax Return of Capital...       --      (0.02)      --        --        --        --        --        --        --          --
                          --------  --------  --------  --------  --------  --------  --------  --------  --------  ----------
Total Distributions.....     (0.21)    (0.50)    (0.70)    (0.57)    (0.21)    (0.32)    (0.65)    (0.63)    (0.64)      (0.95)
                          --------  --------  --------  --------  --------  --------  --------  --------  --------  ----------
Net Asset Value, End of
 Period.................    $11.90    $13.35    $15.21    $16.08    $ 7.81    $11.29    $11.32    $16.38    $11.30      $15.29
                          ========  ========  ========  ========  ========  ========  ========  ========  ========  ==========
Total Return (b)........    (9.37%)   (8.93%)   (1.04%)  113.41%   (29.09%)    2.56%   (27.00%)   51.30%   (22.00%)     34.70%
                          --------  --------  --------  --------  --------  --------  --------  --------  --------  ----------
-------------------------------------------------------------------------------------------------------------------------------
Ratios/Supplementary
 Data
Net Assets, End of
 Period (000)...........  $409,331  $519,795  $634,808  $706,171  $360,177  $568,859  $611,401  $924,110  $712,078  $1,040,381
Ratio of Expenses to
 Average
 Net Assets.............     1.43%     1.42%     1.15%     1.12%     1.18%     1.17%     0.97%     0.88%     0.83%       0.71%
Ratio of Net Income
 (Loss) to Average Net
 Assets.................     0.36%     0.55%     1.23%     1.13%     1.72%     1.41%     1.83%     2.38%     2.67%       3.34%
Portfolio Turnover Rate.    12.45%     4.10%     7.08%     7.20%     2.30%     2.20%     2.10%     3.50%     5.30%       1.00%
Average Commission Rate
 Paid (c)...............  $ 0.0197

--------
(a) Net of foreign taxes withheld (to be included in income and claimed as a tax credit or deduction by the shareholder for Federal income tax purposes) of $0.01 for 1996, $0.03 for 1995, $0.07 for 1994, $0.05 for
    1993, $0.04 for 1992, $0.03 for 1991, $0.07 for 1990, $0.07 for 1989,
    $0.06 for 1988 and $0.07 for 1987.
(b) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and a redemption on the last day of the period. A sales charge is not reflected in the calculation of total return. Total return calculated for a period of less than one year is not annualized.
(c) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for trades in which a commission is charged.
*   Certain per share amounts have been reclassified.
** International Investors became a series of the Trust on April 30, 1991 pursuant to the reorganization of International Investors Incorporated, a Delaware corporation, as a series of the Trust.

                       FINANCIAL HIGHLIGHTS--(CONCLUDED)

                                                     U.S. GOVERNMENT MONEY FUND
                          -----------------------------------------------------------------------------------------
                                                      YEAR ENDED DECEMBER 31,
                          -----------------------------------------------------------------------------------------
FOR A SHARE OUTSTANDING     1996     1995     1994     1993     1992     1991     1990     1989     1988     1987
THROUGHOUT EACH PERIOD    --------  -------  -------  -------  -------  -------  -------  -------  -------  -------
Net Asset Value,
 Beginning of Year......  $   1.00  $  1.00  $  1.00  $  1.00  $  1.00  $  1.00  $  1.00  $  1.00  $  1.00  $  1.00
                          --------  -------  -------  -------  -------  -------  -------  -------  -------  -------
Income From Investment
 Operations:
 Net Investment Income..     .0385   0.0456   0.0311   0.0183   0.0220   0.0456   0.0685   0.0748   0.0594   0.0492
Less Distributions:
 Dividends From Net In-
  vestment Income.......    (.0385) (0.0456) (0.0311) (0.0183) (0.0220) (0.0456) (0.0685) (0.0748) (0.0594) (0.0492)
                          --------  -------  -------  -------  -------  -------  -------  -------  -------  -------
Net Asset Value, End of
 Year...................  $   1.00  $  1.00  $  1.00  $  1.00  $  1.00  $  1.00  $  1.00  $  1.00  $  1.00  $  1.00
                          ========  =======  =======  =======  =======  =======  =======  =======  =======  =======
Total Return............      3.85%   4.56%    3.11%    1.83%    2.20%    4.56%    6.85%    7.48%    5.94%    4.92%
--------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTARY
 DATA
Net Assets, End of Year
 (000)..................  $107,698  $70,130  $47,078  $31,109  $24,853  $35,287  $43,353  $47,620  $51,840  $45,126
Ratio of Expenses to
 Average Net Assets (a).      1.23%   1.25%    1.12%    1.24%    1.44%    1.30%    1.17%    1.26%    0.80%    0.89%
Ratio of Net Income to
 Average Net Assets.....      4.02%   4.45%    3.07%    1.83%    2.25%    4.61%    6.82%    7.47%    5.95%    5.07%

--------
(a) Had the Adviser not waived management fees, the 1989, 1988, 1987 and 1986 expense ratios would have been 1.31%, 1.30%, 1.39% and 1.66%, respectively.

                                   THE TRUST

Each of the Funds is a series (fund) of the Trust, a business trust organized under the laws of the Commonwealth of Massachusetts on April 3, 1985. Class A shares are denoted with the suffix-A, Class B shares with the suffix-B and Class C shares with the suffix-C. The Funds are known as the Gold and Money Funds. The Trust also consists of other funds, which, together with the Funds, are hereinafter referred to as the "Van Eck Group of Funds."

Gold/Resources Fund, International Investors Gold Fund and U.S. Government Money Fund are classified as diversified funds under the Investment Company Act of 1940, as amended ("Act"). This means that with respect to 75% of the Fund's assets, the Fund may not invest more than 5% of its total assets in any one issuer or invest in more than 10% of the outstanding voting securities of any issuer. Global Hard Assets Fund is classified as "non-diversified", which means that the proportion of the Fund's assets that may be invested in the securities of a single issuer is not limited by the Act. However, to meet other requirements, the Fund at the close of each quarter of its taxable year must, in general, limit its investments so that (i) no more than 25% of its assets are invested in the securities of a single issuer, (ii) with respect to 50% of the Fund's assets, no more than 5% of its assets at the time of purchase are invested in a single issuer and (iii) the Fund will not own more than 10% of the outstanding voting securities of any one issuer.

                      INVESTMENT OBJECTIVES AND POLICIES

A description of the investment objectives and policies of each Fund is set forth below. The investment objective of a Fund may not be changed without the affirmative vote of a majority of the outstanding securities of that Fund, as defined in the Act. As a result of the market risk inherent in any investment, there is no assurance that the Funds will achieve their objectives. For further information about a Fund's investment policies, see "Investment Objectives and Policies of the Funds" in the Statement of Additional Information.

GLOBAL HARD ASSETS FUND

OBJECTIVE:

Global Hard Assets Fund seeks long-term capital appreciation by investing primarily in "Hard Asset Securities." Income is a secondary consideration.

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POLICIES:

The Adviser believes "Hard Asset Securities" (as defined below) offer an opportunity to achieve long-term capital appreciation and to protect wealth against eroding monetary values during periods of cyclical economic expansions. Since the market action of Hard Asset Securities may move against or independently of the market trend of industrial shares, the addition of such securities to an overall portfolio may increase the return and reduce the price fluctuations of such a portfolio. There can be no assurance that an increased rate of return or a reduction in price fluctuations of a portfolio will be achieved. An investment in the Fund's shares should be considered part of an overall investment program rather than a complete investment program.

Hard Asset Securities include equity securities of "Hard Asset Companies" and securities, including structured notes, whose value is linked to the price of a Hard Asset commodity or a commodity index. See "Risk Factors--Indexed Securities and Structured Notes." "Hard Asset Companies" includes companies that are directly or indirectly (whether through supplier relationships, servicing agreements or otherwise) engaged to a significant extent in the exploration, development, production or distribution of one or more of the following (together "Hard Assets"): (i) precious metals, (ii) ferrous and non-ferrous metals, (iii) gas, petroleum, petrochemicals or other hydrocarbons,
(iv) forest products, (v) real estate and (vi) other basic non-agricultural commodities. The Adviser considers that a company is engaged to a "significant extent" in these activities if it derives at least 50% of its gross sales revenues or profits from them.

Under normal market conditions, the Fund will invest at least 65% of its total assets in "Hard Asset Securities" and the Fund will invest at least 5% of its assets in each of the first five sectors listed above. The Fund has a fundamental policy of concentrating in such industries and may invest up to 50% of its assets in any one of the above sectors. Therefore, it may be subject to greater risks and market fluctuations than other investment companies with more diversified portfolios. Some of these risks include: volatility of energy and basic materials prices; possible instability of the supply of various Hard Assets; the risks generally associated with extraction of natural resources; actions and changes in government which could affect the production and marketing of Hard Assets; and Hard Asset Securities may also experience greater price fluctuations than the relevant Hard Asset.

The Fund seeks investment opportunities worldwide. Under normal conditions, the Fund will invest its assets in at least three countries including the United States. There is no limitation or restriction on the amount of assets to be invested in any one country, developed or underdeveloped. Global investing involves economic and political considerations not typically applicable to the U.S. markets. See "Risk Factors--Foreign Securities" and "Risk Factors--Emerging Market Securities" below.

The Fund may invest in common stocks; preferred stocks (either convertible or non-convertible); rights; warrants; direct equity interests in trusts, partnerships, joint ventures and other incorporated entities or enterprises; and special classes of shares available only to foreign persons in those markets that restrict ownership of certain classes of equity to nationals or residents of that country. Direct investments are generally considered illiquid and will be aggregated with other illiquid investments for purposes of the limitation on illiquid investments. The Fund may invest up to 10% of its net assets, taken at market value at the time of investment, in precious metals, whether in bullion or coins.

The Fund may invest in lower quality, high-yielding debt securities (commonly referred to as "junk bonds") of Hard Asset Companies rated as low as CCC by S&P or Caa by Moody's. These debt instruments have some "equity" characteristics in that, while not directly linked, their value may increase or decrease with the value of a Hard Asset, reflecting the ability of the Hard Asset Company to make scheduled payments of interest and principal. Lower rated debt securities are considered speculative and involve greater risk of loss than higher rated debt securities and are more sensitive to changes in the issuer's capacity to pay. Debt rated Caa or CCC presents a significantly greater risk of default than do higher rated securities and, in times of poor business or economic conditions, the Fund may lose interest and/or principal on such securities. In addition to sensitivity to interest rates, debt securities of Hard Asset Companies may fluctuate in price in connection with changes in the price of the relevant Hard Asset. The Fund will not invest more than 25% of its assets in debt securities rated below BBB by S&P or Baa by Moody's.

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The Fund may invest in derivatives, see "Risk Factors" below. Derivatives in which the Fund may invest include futures contracts, forward contracts, options, swaps and structured notes and other similar securities as may become available in the market. The Fund may invest in indexed securities whose value is linked to one or more currencies, interest rates, commodities, or financial or commodity indices. An indexed security enables the investor to purchase a note whose coupons and/or principal redemption are linked to the performance of an underlying asset. Indexed securities may be publicly traded or may be two-party contracts (such two-party agreements are structured notes). When the Fund purchases a structured note it will make a payment of principal to the counterparty. The Fund will purchase structured notes only from counterparties rated A or better by S&P, Moody's or another nationally recognized statistical rating organization. The Adviser will monitor the liquidity of structured notes under the supervision of the Board of Trustees and structured notes determined to be illiquid will be aggregated with other illiquid securities and limited to 15% of the net assets of the Fund. Indexed securities may be more volatile than the underlying instrument itself, and present many of the same risks as investing in futures and options. Indexed securities are also subject to credit risks associated with the issuer of the security with respect to both principal and interest. In addition, the Fund may invest in futures and forward contracts and options on precious metals and other Hard Assets. Only securities linked to one or more non-agricultural commodities or commodity indices will be considered a Hard Asset Security.

The Fund may invest up to 5% of its net assets in premiums for options on equity securities and equity indexes and up to 5% of its net assets in warrants, including options and warrants traded in over-the-counter markets. Warrants received as dividends on securities held by the Fund and warrants acquired in units or attached to securities are not included in this restriction. The Fund may buy and sell financial futures contracts and options in financial futures contracts. The Fund may purchase or sell puts and calls on foreign currencies and securities; invest in "when-issued" securities, "partly paid" securities (securities paid for over a period of time) and securities of foreign issuers; and may lend its portfolio securities and borrow money for investment purposes.

The Fund may invest up to 35% of its total assets in debt securities whose value is not linked to the value of a Hard Asset or a Hard Asset Company and in other securities of companies which are not Hard Asset Companies. Non-Hard Asset debt securities include high grade, liquid debt securities of foreign companies, foreign governments and the U.S. Government and their respective agencies, instrumentalities, political subdivisions and authorities, as well as in money market instruments denominated in U.S. dollars or a foreign currency.

The Adviser believes the Fund may offer a hedge against inflation, particularly commodity price driven inflation. However, there is no assurance that rising commodity (or other hard asset) prices will result in higher earnings or share prices for the Hard Asset Companies in the Fund. Hard Asset Company equities are affected by many factors, including movements in the overall stock market. Inflation may cause a decline in the overall stock market, including the stocks of Hard Asset Companies.

The assets of the Fund invested in fixed income securities, excluding fixed income securities whose value is linked to the value of a Hard Asset and of Hard Asset Companies, will consist of securities which are believed by the Adviser to be high grade, that is rated A or better by S&P or Moody's, Fitch-1 by Fitch or Duff-1 by D&P or if unrated, of comparable quality in the judgment of the Adviser, subject to the supervision of the Board of Trustees. The assets of the Fund invested in short-term instruments will consist primarily of securities rated in the highest category (for example, commercial paper rated "Prime-1" or "A-1" by Moody's and S&P, respectively) or if unrated, in instruments that are determined to be of comparable quality in the judgment of the Adviser, subject to the supervision of the Board of Trustees, or are insured by foreign or U.S. governments, their agencies or instrumentalities as to payment of principal and interest. The Fund may invest up to 10% of its assets in asset-backed securities such as collateralized mortgage obligations and other mortgage and non-mortgage asset-backed securities. Asset-backed securities backed by Hard Assets and whose value is expected to be linked to underlying Hard Assets are excluded from the 10% limitation. See "Risk Factors--Debt Securities".

Although the Fund will not invest in real estate directly, it may invest up to 50% of its assets in equity securities of real estate investment trusts ("REIT's") and other real estate industry companies or companies with substantial real estate investments. REITs are pooled investment vehicles which invest primarily in income producing real estate or real estate related loans or interests. REIT's and other real estate investments of the Fund are subject to certain risks. See "Risk Factors--Real Estate Securities."

The Fund may invest in South African issuers. Political and social conditions in South Africa, due to the unsettled political conditions which could recur in South Africa or its neighboring countries, may pose certain risks to the Fund's investments. If aggravated by local or international developments, such risks could have an adverse effect on investments in South Africa, including the Fund's investments and, under certain conditions, on the liquidity of the Fund's portfolio and its ability to meet shareholder redemption requests. The ability of the Fund to invest or hold its investments in South African companies may be further affected by changes in United States or South African laws or regulations.

The Fund may, for temporary defensive purposes, make substantial investments in obligations of the U.S. Government, debt obligations of one or more foreign governments, certificates of deposit, bankers' acceptances, high grade commercial paper and repurchase agreements.

GOLD/RESOURCES FUND

OBJECTIVE:

Gold/Resources Fund seeks long-term capital appreciation by investing in equity and debt securities of companies engaged in the exploration, development, production and distribution of gold and other natural resources such as strategic and other metals, minerals, oil, natural gas and coal, and by investing in gold bullion and coins. The Fund may also invest in equity and debt securities of companies which themselves invest in companies engaged in these activities. Although current income may be realized, it is not an investment objective. It is anticipated that the Fund will realize only a nominal amount of current income. Normally, the Fund will have at least 65% of its total assets invested in some combination of securities of companies engaged in gold mining and natural resources activities.

POLICIES:

The Adviser believes that securities of precious metals and certain natural resources companies offer an opportunity to protect wealth against eroding monetary values. History indicates that the policies of many governments, particularly persistent budget deficits and high rates of growth of monetary reserves and money supply, have long-term inflationary consequences. During periods of accelerating inflation the prices of many precious metals equity securities have risen faster than the rate of inflation and the Adviser believes that they will continue to do so in the future.

Since the market action of gold mining shares may move against or independently of the market trend of industrial shares, the addition of such shares to an overall portfolio may increase the portfolio's return and reduce overall fluctuations in value. There can be no assurance that the Fund will achieve its investment objective or that an increased rate of return or a reduction in value fluctuation will be realized. Thus, an investment in the Fund's shares should be considered part of an overall investment program rather than a complete investment program.

Since the Fund may invest substantially all of its assets in securities of companies engaged in gold mining and natural resources activities, the Fund may be subject to greater risks and market fluctuations than other investment companies with more diversified portfolios. The production and marketing of gold and other natural resources may be affected by actions and changes in governments. In addition, gold and natural resources securities may be cyclical in nature.

The five largest gold producing countries are South Africa, the United States, Australia, CIS (the former U.S.S.R.) and Canada. During normal market conditions, the Fund expects to invest at least 25% of its assets in securities of companies in Canada and the United States which are engaged in gold mining. The Fund has no restrictions on the amount of its assets that may be invested in securities of foreign issuers. The Fund will not invest in securities of South African issuers. This is a fundamental policy of the Fund which may be changed only with shareholder approval. See "Risk Factors."

The Fund may invest up to 5% of assets at the time of purchase in warrants. Of this 5%, not more than 2% may be invested in warrants that are not listed on the New York Stock Exchange or American Stock Exchange. The Fund may invest up to 5% of assets at the time of purchase in preferred stocks and preferred stocks which may be convertible into common stock. The Fund may buy and sell financial futures contracts and options on financial futures contracts and may write, purchase or sell puts and calls on foreign currencies and securities, invest in "when issued" securities, "partly paid" securities (securities paid for over a period of time), and securities of foreign issuers; and may buy and sell commodity futures contracts on precious metals and on precious metals indices and may write, purchase or sell covered put and call options thereon.

The Fund may invest up to 35% of the value of its total assets in: (a) common stock of companies not in the gold mining/natural resources areas; (b) high grade corporate debt securities; and (c) obligations issued or guaranteed by U.S. or foreign governments and repurchase agreements.

During periods of less favorable economic or market conditions, the Fund may make substantial investments for temporary defensive purposes in obligations of the U.S. Government, certificates of deposit, bankers' acceptances, high grade commercial paper and repurchase agreements.

The Fund has reserved the right to invest up to 10% of its net assets, taken at market value at the time of investment, in gold bullion and coins. The sole source of return to the Fund from coins and bullion investments would be from gains or losses realized on their sale. The Fund incurs custody costs in storing gold bullion and coins. See "Risk Factors--Precious Metals."

INTERNATIONAL INVESTORS GOLD FUND

OBJECTIVE:

International Investors Gold Fund's primary investment objective is long-term capital appreciation by investing in common stocks of gold mining companies, while retaining freedom to take current income into consideration in selecting investments. Under normal circumstances, the Fund will have at least 65% of its total assets invested in that industry. However, the Fund may invest up to 100% of its assets or, for temporary defensive purposes, less than 25% of its assets in that industry.

POLICIES:

The Fund believes securities of gold mining companies offer an opportunity to achieve long-term capital appreciation and to protect wealth against eroding monetary values. History indicates that governments of many leading industrial nations have persistently pursued policies which may have long-term inflationary consequences. These policies, especially the long-term increases in government deficits and high rates of growth of monetary reserves and credit, along with other factors such as increases in wage and benefit payments exceeding increases in productivity, have been major factors in the inflationary cycles experienced over the past twenty-five years in the United States and abroad. During periods of accelerating inflation or currency uncertainty, worldwide investment demand for gold and securities of gold mining companies tends to increase and during periods of decelerating inflation and currency stability, it tends to decrease. Other uncertain and unstable political and social conditions have also stimulated demand for gold. The Fund believes that the accelerating growth of monetary reserves and credit in major industrial markets may have favorable effects on gold and gold mining share prices.

Since the market action of gold mining shares has tended to move against or independently of the market trend of industrial shares, the addition of such shares to an overall portfolio may increase the portfolio's return and reduce overall fluctuations in value. There can be no assurance that the Fund will achieve its objectives or that an increased rate of return or a reduction in value fluctuation will be realized. Thus, an investment in the Fund's shares should be considered part of an overall investment program rather than a complete investment program.

Since the Fund may invest substantially all of its assets in securities of companies engaged in gold mining and natural resources activities, the Fund may be subject to greater risks and market fluctuations than other investment companies with more diversified portfolios. The production and marketing of gold and other natural resources may be affected by actions and changes in governments. In addition, gold and natural resources securities may be cyclical in nature.

The Fund will concentrate at least 25% of its assets invested in common stocks of gold mining companies. The Fund only concentrates its investments in the gold mining industry. Additionally, it is the Fund's policy to invest primarily in securities of companies, wherever organized, whose properties, products or services are international in scope or substantially in countries outside the United States, of foreign governments, and in United States Treasury securities. Under normal conditions, the Fund's policy is to select investments so that over 50% of the value of its assets will be securities of foreign companies. However, under unusual conditions, it may temporarily place a substantial portion (no more than 75%) of its investments in debt or equity securities issued by foreign companies, debt obligations of one or more foreign governments and/or United States Treasury securities. Debt securities invested in by the Fund will consist primarily of securities which are believed by the Adviser to be high grade, that is, rated A or better by S&P or Moody's or, if unrated, of comparable quality in the judgment of the Adviser. The Fund may also enter into repurchase agreements with domestic broker-dealers, banks and financial institutions in amounts up to an aggregate of 10% of the value of the Fund's assets. However, the Fund has not in the past year invested, nor does it currently intend to invest, more than 5% of its assets in repurchase agreements at any one time.

The five largest gold producing countries are South Africa, the United States, Australia, CIS (former U.S.S.R.) and Canada. Although investing in securities of issuers engaged in the mining of gold and in foreign issuers may involve special considerations and additional investment risks (see "Risk Factors," below), management believes that selective investment in such securities may offer a greater return than shares of domestic industrial issuers.

The Fund may invest in South African issuers. Political and social conditions in South Africa, due to the unsettled political conditions which could recur in South Africa or its neighboring countries, may pose certain risks to the Fund's investments. If aggravated by local or international developments, such risks could have an adverse effect on investments in South Africa, including the Fund's investments and, under certain conditions, on the liquidity of the Fund's portfolio and its ability to meet shareholder redemption requests. The ability of the Fund to invest or hold its investments in South African companies may be further affected by changes in United States or South African laws or regulations.

The Fund may invest up to 12 1/2% of its total assets in gold and silver coins which are legal tender in the country of issue. The sole source of return to the Fund from coins and bullion would be from gains or losses realized on their sale. The Fund incurs custody costs in storing gold bullion and coins.

These policies are fundamental policies which may be changed only by the affirmative vote of a majority of the outstanding voting securities, as defined in the Act.

The Fund may, for hedging purposes, invest up to 5% of its total assets, taken at market value at the time of investment, in call and put options on domestic and foreign securities and foreign currencies. This policy, adopted by the Board of Trustees, may be changed without shareholder approval. The Fund may purchase call options for the purpose of acquiring the underlying securities for its portfolio. The Fund may purchase put options as a defensive technique in order to protect against an anticipated decline in the value of securities held by the Fund. The Fund may also invest in options on foreign currencies which are either listed on a domestic securities exchange or traded on a recognized foreign exchange. In addition, the Fund may purchase over-the-counter foreign currency options from dealers or banks approved by the Trust's Board of Trustees to hedge securities for which neither domestic nor foreign exchange-traded options exist.

The Fund, under normal circumstances, will maintain investments in issuers located in at least three countries other than the United States.

U.S. GOVERNMENT MONEY FUND

OBJECTIVES:

U.S. Government Money Fund seeks safety of principal, daily liquidity and current income by investing in U.S. Treasury bills, notes, bonds and other obligations guaranteed by the "full faith and credit" of the U.S. Government.

POLICIES:

Securities guaranteed by the U.S. Government include such obligations as securities issued by the General Services Administration and the Small Business Administration. The Fund may from time to time invest, without limitation, in repurchase agreements collateralized by such securities. As a matter of fundamental policy, at least 80% of the Fund's total assets will at all times be maintained in U.S. Government securities and repurchase agreements collateralized by such securities.

The Fund follows an operating policy in order to maintain, pursuant to an SEC rule, a constant net asset value of $1.00 per share, although there is no assurance it can do so on a continuing basis. Although the Fund's fundamental policy allows it to invest, with respect to 25% of its assets, more than 5% in any one issuer (other than U.S. Government securities), it may do so only if the SEC rule is amended in the future. All securities in which the Fund invests have remaining maturities of 397 days or less at the date of purchase and have been determined to be of high quality, with minimal credit risk, by the Adviser acting under the supervision of the Board of Trustees of the Trust. The Fund also maintains an average-weighted portfolio maturity of 90 days or less.

                                 RISK FACTORS

The risks associated with investing in equity securities and fixed-income securities include the risk that stock values tend to fluctuate with general market and economic conditions and fixed-income and short-term instrument values tend to fluctuate with interest rates and the credit rating of the issuer. Since shares of the Funds represent an investment in securities with fluctuating market prices, shareholders should understand that the value of shares of the Funds will vary as the aggregate value of the Funds' portfolio securities increases or decreases. Moreover, any dividends paid by the Funds will increase or decrease in relation to the income received by the Funds from their investments. In addition, assets of the Funds may be subject to other special considerations, such as those listed below.

FOREIGN SECURITIES

Except for U.S. Government Money Fund, the Funds may purchase securities of foreign issuers including foreign investment companies. Investments in foreign securities may involve a greater degree of risk than investments in domestic securities due to the possibility of exchange rate fluctuations and exchange controls, less publicly available information, more volatile or less liquid securities markets, and the possibility of expropriation, confiscatory taxation or political, economic or social instability. In addition, some foreign companies are not generally subject to the same uniform accounting, auditing and financial reporting standards as are American companies and there may be less government supervision and regulation of foreign stock exchanges, brokers and companies.

Foreign securities may be subject to foreign taxes, higher custodian fees, higher brokerage commissions and higher dividend collection fees which could reduce the yield or return on such securities, although a shareholder of a Fund may, subject to certain limitations, be entitled to claim a credit or deduction for United States federal income tax purposes for his or her proportionate share of such foreign taxes paid by the Fund. See "Foreign Currency and Foreign Currency Transactions" below. See also "Taxes" in the Prospectus and "Risks--Foreign Securities" in the Statement of Additional Information.

Global Hard Assets Fund may invest in Russian issuers. Investments in Russia involve the risks associated with other foreign emerging markets. In particular, settlement, clearing and registration of securities in Russia is in an underdeveloped state. Ownership of shares (except those held through depositories that meet the requirements of the Act) is defined according to entries in the issuer's share register and normally evidenced by extracts from that register, which have no legal enforceability. Furthermore, share registration is carried out either by the issuer or registrars located throughout Russia, which are not necessarily subject to effective government supervision. As a result, it is possible for the Fund to lose its registration and thus its ownership of these securities due to fraud, illegal amendment, negligence or even mere oversight. This system also may cause a delay in the Fund's sale of Russian securities to a potential purchaser and subject the Fund to the risk of loss in connection with the insolvency of a registrar. In addition, while applicable Russian regulations impose liability on registrars for losses resulting from their errors, it may be difficult for the Fund to enforce any rights it may have against the registrar or issuer in the event of the loss of share registration.

To reasonably ensure that its interest continues to be appropriately recorded, the Fund will invest only in those Russian companies whose registrars have entered into a contract with the Fund's Russian sub-custodian, which gives the sub-custodian the right, among others, to inspect the share register and to obtain extracts of share registers through regular audits. While these procedures reduce the risk of loss, there can be no assurance that they will be effective. This limitation may prevent the Fund from investing in the securities of certain Russian issuers otherwise deemed suitable by the Adviser.

In addition to investing directly in the securities of United States and foreign issuers, the Funds may also invest in American Depositary Receipts
(ADRs), European Depositary Receipts (EDRs), American Depositary Shares
(ADSs), Global Depositary Shares (GDSs) and securities of foreign investment funds or trusts (including passive foreign investment companies). See "Foreign Securities" in the Statement of Additional Information.

EMERGING MARKETS SECURITIES

Investments of the Funds (except for U.S. Government Money Fund) may be made from time to time in companies in developing countries as well as in developed countries. Shareholders should be aware that investing in the equity and fixed income markets of developing countries involves exposure to potentially unstable governments, economies based on only a few industries and securities markets which trade a small number of securities and may therefore at times be illiquid. Securities markets of developing countries tend to be more volatile than the markets of developed countries. Countries with developing markets may present the risk of nationalization of businesses, restrictions on foreign ownership, or prohibitions of repatriation of assets, and may have less protection of property rights than more developed countries. The economies of countries with developing markets may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. Local securities markets may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of substantial holdings difficult or impossible at times. Securities of issuers located in developing markets may have limited marketability and may be subject to more abrupt or erratic price movements. However, such markets have in the past provided the opportunity for higher rates of return to investors. There is no assurance that these markets will offer such opportunity in the future. The ability of a Fund to invest or hold its investments in companies situated in developing countries may be further affected by changes in United States or such countries' laws or regulations.

Many of these emerging markets limit the percentage of their domestic issuers that foreign investors, such as the Funds, may own by requiring that such issuers issue two classes of shares--"local" and "foreign" shares. Foreign shares may be held only by investors that are not considered nationals or residents of that country and generally are convertible into local shares. Local shares are intended for ownership by nationals or residents of the country. Foreign shares may be subject to various restrictions, including restrictions on the right to receive dividends and other distributions and on the right to vote. The market for foreign shares is generally less liquid than the market for local shares, although in most cases foreign shares may be converted into local shares. In addition, foreign shares often trade at a premium to local shares. If the Funds were to own local shares and could not participate in a stock, warrant or other distribution, the Funds could suffer material dilution of their interest in that issuer and the value of their holdings could decline dramatically, causing a loss on their investment. Generally, it is expected that the Funds will hold foreign shares. The Funds will only purchase local shares where foreign shares are not available for purchase. Where permitted, the Funds will attempt to convert local shares to foreign shares promptly.

A high proportion of the shares of many emerging market issuers may be held by a limited number of persons and financial institutions. A limited number of issuers may represent a disproportionately large percentage of market capitalization and trading value and cause the securities markets to be susceptible to influence by large investors trading significant blocks of securities. A Fund's ability to participate fully in the smaller, less liquid emerging markets may be limited by the policy restricting its investments in illiquid securities. In addition, limited liquidity may impair a Fund's ability to liquidate a position at the time and price it wishes to do so. Many of these stock markets are undergoing a period of growth and change which may result in trading volatility, and in difficulties in the settlement and recording of transactions and in interpreting and applying the relevant law and regulations. Certain developing countries do not have a comprehensive system of laws, although substantial changes have occurred in this regard in recent years. Even where adequate law exists in certain developing countries, it may be impossible to obtain swift and equitable enforcement of such law or to obtain enforcement of the judgment by a court of another jurisdiction.

In addition, stockbrokers and other intermediaries in emerging markets may not perform as well as their counterparts in the United States and other more developed securities markets. The prices at which a Fund may acquire investments may be affected by trading by persons with material non-public information and by securities transactions by brokers in anticipation of transactions by a Fund in particular securities.

PRECIOUS METALS

Except for U.S. Government Money Fund, the Funds may invest in precious metal coins, which have no numismatic value, and bullion. The value of such coins and bullion is based primarily on their precious metal content. Since such investments do not generate any investment income, the sole source of return from such investments would be from gains or losses realized on their sale. The Fund incurs additional costs in storing gold bullion and coins. These storage costs are generally higher than custodial costs for securities. Although subject to substantial fluctuations in value, management believes such investments could be beneficial to the investment performance of the Fund and could be a potential hedge against inflation, as well as an investment with possible growth potential. In addition, at the appropriate time, investments in precious metal coins or bullion could help to moderate fluctuations in the Fund's portfolio value, as at times the prices of precious metals have tended not to fluctuate as widely as shares of issuers engaged in the mining of such precious metals. In view of the established world market for precious metals, the daily value of such coins is readily ascertainable and their liquidity is assured. The Fund will maintain its precious metal coins and bullion with The Chase Manhattan Bank.

Precious metal trading is a speculative activity and its markets at times volatile. Prices of precious metals are affected by factors such as cyclical economic conditions, political events and monetary policies of various countries. Markets are, therefore, volatile at times and there may be sharp fluctuations in prices, even during periods of rising prices. Under current U.S. tax law, the Fund may not receive more than 10% of its yearly income from gains resulting from the sale of precious metals or any other physical commodity. The Fund may be required, therefore, to hold its precious metals or sell them at a loss, or to sell its portfolio securities at a gain, when it would not otherwise do so for investment reasons.

FOREIGN CURRENCY AND FOREIGN CURRENCY TRANSACTIONS

Changes in currency exchange rates may affect the net asset value and performance of the Funds (except for U.S. Government Money Fund. There can be no assurance that the Adviser will be able to anticipate currency fluctuations in exchange rates accurately. The Funds may invest in a variety of derivatives and enter into hedging transactions to attempt to moderate the effect of currency fluctuations. The Funds may purchase and sell put and call options on, or enter into futures contracts or forward contracts to purchase or sell, foreign currencies. This may reduce a Fund's losses on a security when a foreign currency's value changes. The Funds will enter into forward contracts to duplicate a cash market transaction. See "Swaps," "Options," "Futures Contracts" and "Hedging and Other Investment Techniques and Strategies" below and "Foreign Currency Transactions" and "Futures and Options Transactions" in the Statement of Additional Information.

SWAPS

Global Hard Assets Fund may enter into currency swaps for hedging purposes. Currency swaps involve the exchange of rights to make or receive payments of the entire principal value in specified currencies. Since currency swaps are individually negotiated, the Fund may expect to achieve an acceptable degree of correlation between its portfolio investments and its currency swap positions. The entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. Global Hard Assets Fund may also enter into other asset swaps. Asset swaps are similar to currency swaps in that the performance of a Hard Asset (e.g., gold) may be "swapped" for another (e.g., energy).

The use of swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio transactions. If the Adviser is incorrect in its forecasts of market values and currency exchange rates and Hard Assets values, the investment performance of the Fund would be less favorable than it would have been if this investment technique were not used. Swaps are generally considered illiquid and will be aggregated with other illiquid positions for purposes of the limitation on illiquid investments.

OPTIONS

Gold/Resources Fund may for hedging purposes only, invest up to 5% of its total assets, taken at market value at the time of investment, in premiums on call and put options (a type of derivative) on domestic and foreign securities, foreign currencies and stock, bond and commodity indices, and for hedging purposes only, may invest in call and put options on commodities, and financial futures contracts and commodity futures contracts.

Global Hard Assets Fund and International Investors may for hedging and other purposes (such as creating synthetic positions) invest up to 5% of their total assets, taken at market value at the time of investment, in premiums on call and put options on domestic and foreign securities, foreign currencies, stock, bond and commodity indices, commodities, financial futures contracts and commodity futures contracts. These policies may be changed without shareholder approval.

The holder of the option has the right to purchase (call option) or sell (put option) the underlying asset at the exercise price. If the option is not exercised or sold, it becomes worthless at its expiration date and the premium payment is lost to the option holder. As the writer of an option, the Fund receives a premium. The Fund keeps the premium whether or not the option is exercised. The Fund may write only covered put and call options. A covered call option, which is a call option with respect to which the Fund owns the underlying asset, sold by the Fund, exposes it during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying asset or to possible continued holding of an underlying asset which might otherwise have been sold to protect against depreciation in the market price of the underlying asset. A covered put option written by the Fund exposes it during the term of the option to a decline in price of the underlying asset. A put option sold by the Fund is covered when, among other things, cash or short-term liquid securities are placed in a segregated account to fulfill the obligations undertaken. Covering a put option sold does not reduce the risk of loss.

The Funds may invest in options which are either listed on a domestic securities exchange or traded on a recognized foreign exchange. In addition, the Funds may purchase or sell over-the-counter options to hedge securities or currencies for which neither domestic nor foreign exchange-traded options exist from dealers or banks approved by the Board of Trustees. In general, exchange traded options are third party contracts with standardized prices and expiration dates. Over-the-counter options are two party contracts with price and terms negotiated by the buyer and seller, are generally considered illiquid and will be subject to the limitation on investments in illiquid securities.

FUTURES CONTRACTS

Gold/Resources Fund may, for hedging purposes only, buy and sell financial futures contracts, a type of derivative, which may include security and interest-rate futures, stock and bond index futures contracts and foreign currency futures contracts and may also buy and sell commodity futures contracts which may include futures contracts on gold and other natural resources and on gold and other natural resources indices.

Global Hard Assets Fund and International Investors Gold Fund may, for hedging and other purposes (such as creating synthetic positions), buy and sell financial futures contracts, which may include security and interest-rate futures, stock and bond index futures contracts, foreign currency futures contracts and commodity futures contracts including futures contracts on commodity indices. The Funds will segregate with the custodian, among other things, cash and/or other liquid securities so that they are not leveraged in excess of applicable limits. See "Borrowing and Leverage" below.

A security or interest-rate futures contract is an agreement between two parties to buy or sell a specified security at a set price on a future date. An index futures contract is an agreement to take or make delivery of an amount of cash based on the difference between the value of the index at the beginning and at the end of the contract period. A foreign currency futures contract is an agreement to buy or sell a specified amount of a currency for a set price on a future date. A commodity futures contract is an agreement to take or make delivery of a specified amount of a commodity, such as gold, at a set price on a future date.

A Fund will not commit more than 5% of its total assets to initial margin deposits on futures contracts and premiums on options on futures contracts, except that margin deposits for futures positions entered into for BONA FIDE hedging purposes, as such term is defined in the Commodity Exchange Act, are excluded from the 5% limitation. As the value of the underlying asset fluctuates, either party to the contract is required to make additional margin payments, known as "variation margin," to cover any additional obligation it may have under the contract.

The Funds may write, purchase or sell put and call options on financial futures contracts and, in addition, Global Hard Assets Fund may write, purchase or sell put and call options on commodity futures contracts. The Funds may write only covered put and call options. An option on a futures contract gives the purchaser the right, but not the obligation, in return for the premium paid, to assume a position in a specified underlying futures contract (which position may be a long or short position) at a specified exercise price during the option exercise period. The writer of an option is obligated to assume a position in a specified futures contract if the option is exercised.

In establishing a position in a futures contract, cash or high quality securities equal in value to the current value of the underlying securities less the margin requirement will be segregated, as may be required, with the Fund's Custodian to ensure that the Fund's position is unleveraged. This segregated account will be marked-to-market daily to reflect changes in the value of the underlying futures contract. Certain exchanges do not permit trading in particular commodities at prices in excess of daily price fluctuation limits set by the exchange, and thus Global Hard Assets Fund could be prevented from liquidating its positions and thus be subjected to losses. Trading in futures contracts traded on foreign commodity exchanges may be subject to the same or similar risks as trading in foreign securities. See "Risk Factors--Foreign Securities" above and "Futures and Options Transactions" in the Statement of Additional Information.

HEDGING AND OTHER INVESTMENT TECHNIQUES AND STRATEGIES

Options and futures contracts can be used by the Funds (except for U.S Government Money Fund) as part of various hedging techniques and strategies.

When Global Hard Assets Fund intends to acquire securities or gold bullion or coins for its portfolio, the Fund may use call options or futures contracts as a means of fixing the price of the security (or gold) it intends to purchase at the exercise price (in the case of an option) or contract price (in the case of a futures contract). An increase in the acquisition cost would be offset, in whole or part, by a gain on the option or futures contract. Options and futures contracts requiring delivery of a security may also be useful to the Fund in purchasing a large block of securities that would be more difficult to acquire by direct market purchases. If the Fund holds a call option rather than the underlying security itself, the Fund is partially protected from any unexpected decline in the market price of the underlying security and in such event could allow the call option to expire, incurring a loss only to the extent of the premium paid for the option. Using a futures contract would not offer such partial protection against market declines and the Fund would experience a loss as if it had owned the underlying security.

To protect against anticipated declines in the value of the Funds' investment holdings, the Funds may use options, forward and futures contracts, structured notes (Global Hard Assets Fund), swaps and similar investments (commonly referred to as derivatives) as a defensive technique to protect the value of an asset the Adviser deems desirable to hold for tax or other considerations or for investment reasons. If the anticipated decline in the value of the asset occurs, it would be offset, in whole or part, by a gain on the futures contract, put option or swap. The premium paid for the put option would reduce any capital gain otherwise available for distribution when the security is eventually sold.

The Funds may hedge against changes in the value of one currency in relation to another currency in which portfolio securities of the Funds may be denominated. A Fund may employ hedging strategies with options and futures contracts on foreign currencies before the Fund purchases a foreign security, during the period the Fund holds the foreign security, or between the date the foreign security is purchased or sold and the date on which payment therefor is made or received. Hedging against a change in the value of a foreign currency in the foregoing manner does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Furthermore, such hedging transactions reduce or preclude the opportunity for gain if the value of the hedged currency should change relative to the other currency. Last, when the Funds use options and futures in anticipation of the purchase of a portfolio security to hedge against adverse movements in the security's underlying currency, but the purchase of such security is subsequently deemed undesirable, the Fund may incur a gain or loss on the option or futures contract.

In those situations where foreign currency options or futures contracts, or options on futures contracts may not be readily purchased (or where such options or contracts may be deemed illiquid) in the primary currency in which the hedge is desired, the hedge may be obtained by purchasing or selling an option, or futures contract or forward contract on a secondary currency. The secondary currency will be selected based upon the Adviser's belief that there exists a significant correlation between the exchange rate movements of the primary and secondary currencies. This strategy may be employed with respect to other securities and assets in which the Funds may invest. However, there can be no assurances that, in the case of foreign currencies, the exchange rate or the primary and secondary currencies will move as anticipated or, in the case of other securities, or generally, that the relationship between the hedged security and the hedging instrument will continue. If they do not move as anticipated or the relationship does not continue, a loss may result to the Funds on their investments in the hedging positions.

The Funds may also use futures contracts and options, forward contracts and/or swaps as part of various investment techniques and strategies, such as creating non-speculative "synthetic" positions (covered by segregation of liquid assets) or implementing "cross-hedging" strategies. A "synthetic position" is the duplication of a cash market transaction when deemed advantageous by the Adviser for cost, liquidity or transactional efficiency reasons. A cash market transaction is the purchase or sale of a security or other asset for cash. "Cross-hedging" involves the use of one currency to hedge against the decline in the value of another currency. The use of such instruments as described herein involves several risks. First, there can be no assurance that the prices of such instruments and the hedged security or the cash market position will move as anticipated. If prices do not move as anticipated, a Fund may incur a loss on its investment, may not achieve the hedging protection it anticipated and/or incur a loss greater than if it had entered into a cash market position. Second, investments in such instruments may reduce the gains which would otherwise be realized from the sale of the underlying securities or assets which are being hedged. Third, positions in such instruments can be closed out only on an exchange that provides a market for those instruments. There can be no assurance that such a market will exist for a particular futures contract or option. If the Fund cannot close out an exchange traded futures contract or option which it holds, it would have to perform its contract obligation or exercise its option to realize any profit and would incur transaction costs on the sale of the underlying assets.

Over-the-counter options and other investments which do not have readily available market quotations, are subject to the limitation on investments in illiquid securities.

Global Hard Assets Fund may invest in commercial paper which is indexed to certain specific foreign currency exchange rates. The terms of such commercial paper provide that its principal amount is adjusted upwards or downwards (but not below zero) at maturity to reflect changes in the exchange rate between two currencies while the obligation is outstanding. The Fund will purchase such commercial paper with the currency in which it is denominated and, at maturity, will receive interest and principal payments thereon in that currency, but the amount or principal payable by the issuer at maturity will change in proportion to the change (if any) in the exchange rate between the two specified currencies between the date the instrument is issued and the date the instrument matures. While such commercial paper entails the risk of loss of principal, the potential for realizing gains as a result of changes in foreign currency exchange rates enables the Fund to hedge or cross-hedge against a decline in the U.S. dollar value of investments denominated in foreign currencies while providing an attractive money market rate of return. The Fund will purchase such commercial paper for hedging purposes only, not for speculation. The Fund will establish a segregated account with respect to its investments in this type of commercial paper and will maintain in such account cash not available for investment or U.S. Government securities or other liquid high quality securities having a value equal to the aggregate principal amount of outstanding commercial paper of this type.

See "Futures and Options Transactions" in the Statement of Additional Information for further information about futures contracts and options, including tax effects and risks to the Funds.

INDEXED SECURITIES AND STRUCTURED NOTES

Global Hard Assets Fund may invest in indexed securities whose value is linked to one or more currencies, interest rates, commodities, or financial or commodity indices. An indexed security enables the investor to purchase a note whose coupons and/or principal redemption are linked to the performance of an underlying asset. Indexed securities may be positively or negatively indexed (i.e., their value may increase or decrease if the underlying instrument appreciates). Indexed securities may have return characteristics similar to direct investments in the underlying instrument or to one or more options on the underlying instrument. Indexed securities may be more volatile than the underlying instrument itself, and present many of the same risks as investing in futures and options. Indexed securities are also subject to credit risks associated with the issuer of the security with respect to both principal and interest. Only securities linked to one or more non-agricultural commodities or commodity indices will be considered a Hard Asset Security.

Indexed securities may be publicly traded or may be two-party contracts (such two-party agreements are referred to here collectively as structured notes). When the Fund purchases a structured note, a type of derivative, it will make a payment of principal to the counterparty. Some structured notes have a guaranteed repayment of principal while others place a portion (or all) of the principal at risk. The Fund will purchase structured notes only from counterparties rated A or better by S&P, Moody's or another nationally recognized statistical rating organization. The Adviser will monitor the liquidity of structured notes under the supervision of the Board of Trustees and notes determined to be illiquid will be aggregated with other illiquid securities and subject to the Fund's limitation on illiquid securities.

DEBT SECURITIES

The market value of debt securities generally varies in response to changes in interest rates, the financial condition of each issuer and the value of a Hard Asset if linked to the value of a Hard Asset. These changes in market value will be reflected in the Fund's net asset value.

Debt securities with similar maturities may have different yields, depending upon several factors, including the relative financial condition of the issuers. A description of debt securities ratings is contained in the Appendix to the Statement of Additional Information. High grade means a rating of A or better by Moody's or S&P's, or of comparable quality in the judgment of the Adviser if no rating has been given by either service. Many securities of foreign issuers are not rated by these services. Therefore, the selection of such issuers depends to a large extent on the credit analysis performed by the Adviser.

New issues of certain debt securities are often offered on a when-issued basis, that is, the payment obligation and the interest rate are fixed at the time the buyer enters into the commitment, but delivery and payment for the securities normally take place after the date of the commitment to purchase. The value of when-issued securities may vary prior to and after delivery depending on market conditions and changes in interest rate levels. However, the Funds will not accrue any income on these securities prior to delivery. The Funds will maintain in a segregated account with their Custodian an amount of cash or high quality securities equal (on a daily marked-to-market basis) to the amount of its commitment to purchase the when-issued securities. See "Debt Securities" in the Statement of Additional Information.

LOW RATED OR UNRATED DEBT SECURITIES

Global Hard Assets Fund may invest in lower quality, high-yielding debt securities, including high-yielding foreign debt securities (commonly referred to as "junk bonds") which are (i) rated as low as CCC by S&P or Caa by Moody's or (ii) unrated. Lower rated and unrated debt securities have some "equity" characteristics and are considered speculative and involve greater risk of loss than higher rated debt securities and are more sensitive to changes in the financial condition of their issuers and to price fluctuations in response to changes in interest rates. Lower rated debt securities present a significantly greater risk of default than do higher rated securities and, in times of poor business or economic conditions, the Fund may lose interest and/or principal on such securities. The Fund will not invest more than 25% of its assets in debt securities rated below BBB by S&P or Baa by Moody's.

REAL ESTATE SECURITIES

Although Global Hard Assets Fund will not invest in real estate directly, the Fund may invest up to 50% of its assets in equity securities of Real Estate Investment Trusts ("REITs") and other real estate industry companies or companies with substantial real estate investments. The Fund is therefore subject to certain risks associated with the real estate industry in general and REITs in particular. REITs are subject to interest rate risk, heavy cash flow dependency, default by borrowers, self-liquidation and the possibilities of failing to qualify for the exemption from tax for distributed income under the Code. See "Real Estate Securities" in the Statement of Additional Information.

ASSET-BACKED SECURITIES

Global Hard Assets Fund may invest in asset-backed securities. Asset-backed securities represent interests in pools of consumer loans (generally unrelated to mortgage loans) and most often are structured as pass-through securities. Interest and principal payments ultimately depend on payment of the underlying loans, although the securities may be supported by letters of credit or other credit enhancements. The value of asset-backed securities may also depend on the creditworthiness of the servicing agent for the loan pool, the originator of the loans, or the financial institution providing the credit enhancement.

COLLATERALIZED MORTGAGE OBLIGATIONS ("CMOS")

Global Hard Assets Fund may invest in CMOs. CMOs are fixed-income securities which are collateralized by pools of mortgage loans created by commercial banks, savings and loan institutions, private mortgage insurance companies and mortgage bankers. In effect, CMOs "pass through" the monthly payments made by individual borrowers on their mortgage loans. Prepayments of the mortgages included in the mortgage pool may influence the yield of the CMO. In addition, prepayments usually increase when interest rates are decreasing, thereby decreasing the life of the pool. As a result, reinvestment of prepayments may be at a lower rate than that on the original CMO. Timely payment of interest and principal (but not the market value) of these pools is supported by various forms of insurance or guarantees. The Fund may buy CMOs without insurance or guarantees if, in the opinion of the Adviser, the pooler is creditworthy or if rated A or better by S&P or Moody's. S&P and Moody's assign the same rating classifications to CMOs as they do to bonds. In the event that any CMOs are determined to be investment companies, the Fund will be subject to certain limitations under the Act.

PARTLY PAID SECURITIES

Partly paid securities are securities for which the purchaser pays on an installment basis. A partly paid security trades net of outstanding installment payments. For this reason, the obligation to make payment is usually transferred upon sale of the security. Fluctuations in the market value do not affect the obligation to make installment payments when due. Partly paid securities become fully paid securities upon payment of the final installment. Until that time, the issuer of a partly paid security typically may retain the right to restrict the voting and dividend rights of the security and to impose restrictions and penalties in the event of a purchaser's default.

LOANS OF PORTFOLIO SECURITIES

Global Hard Assets Fund may lend to broker-dealers portfolio securities with an aggregate market value of up to one-third of its total assets. Such loans must be secured by collateral (consisting of any combination of cash, U.S. Government securities or irrevocable letters of credit) in an amount at least equal (on a daily marked-to-market basis) to the current market value of the securities loaned. The Fund may terminate the loans at any time and obtain the return of the securities loaned within one business day. The Fund will continue to receive any interest or dividends paid on the loaned securities and will continue to have voting rights with respect to the securities. The Fund might experience risk of loss if the broker-dealer with which it has engaged in a portfolio loan transaction breaches its agreement with the Fund.

BORROWING

Gold/Resources Fund may borrow up to 10% of the value of its total assets (valued at cost) for temporary or emergency purposes. International Investors Gold Fund may so borrow temporarily for emergency purposes. Global Hard Assets Fund may borrow up to 30% of the value of its net assets to increase its holdings of portfolio securities. Under the Act, each Fund is required to maintain continuous asset coverage of 300% with respect to such borrowings and to sell (within three days) sufficient portfolio holdings to restore such coverage if it should decline to less than 300% even if the sale would be disadvantageous from an investment standpoint. Leveraging by means of borrowing will exaggerate the effect of any increase or decrease in the value of portfolio securities on a Fund's net asset value, and money borrowed will be subject to interest and other costs which may or may not exceed the investment return received from the securities purchased with borrowed funds. It is anticipated that such borrowings would be pursuant to a negotiated loan agreement with a commercial bank or other institutional lender.

DIRECT INVESTMENTS

Global Hard Assets Fund may invest up to 10% of its total assets in direct investments. For more information, see "Risk Factors--Direct Investments" in the Statement of Additional Information.

Direct investments include the private purchase from an enterprise of any equity interest in the enterprise in the form of shares of common stock or equity interests in trusts, partnerships, joint ventures or similar enterprises, and (ii) the purchase of such an equity interest in an enterprise from a principal investor in the enterprise. In each case a Fund will, at the time of making the investment, enter into a shareholder or similar agreement with the enterprise and one or more other holders of equity interests in the enterprise. The Adviser anticipates that these agreements will, in appropriate circumstances, provide for the Fund to appoint a representative to the board of directors or similar body of the enterprise and for eventual disposition of the Fund's investment in the enterprise. Such a representative of the Fund will be expected to provide the Fund with the ability to monitor its investment and protect its rights in the investment and will not be appointed for the purpose of exercising management or control of the enterprise.

Certain of the Fund's direct investments will include investments in smaller, less seasoned companies. These companies may have limited product lines, markets or financial resources, or they may be dependent on a limited management group. The Fund does not anticipate making direct investments in start-up operations, although it is expected that in some cases the Fund's direct investments will fund new operations for an enterprise which itself is engaged in similar operations or is affiliated with an organization that is engaged in similar operations.

Direct investments may involve a high degree of business and financial risk that can result in substantial losses. Because of the absence of any public trading market for these investments, the Fund may take longer to liquidate these positions than would be the case for publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices on these sales could be less than those originally paid by the Fund. Furthermore, issuers whose securities are not publicly traded may not be subject to public disclosure and other investor protection requirements applicable to publicly traded securities. If such securities are required to be registered under the securities laws of one or more jurisdictions before being resold, the Fund may be required to bear the expenses of registration. In addition, in the event the Fund sells unlisted foreign securities, any capital gains realized on such transactions may be subject to higher rates of taxation than taxes payable on the sale of listed securities. Direct investments are generally considered illiquid and will be aggregated with other illiquid investments for purposes of the limitation on illiquid investments. Direct investments can be difficult to price and will be valued at fair value as determined in good faith by the Board of Trustees. The pricing of direct investments may not be reflective of the price at which these assets could be liquidated.

SHORT SALES

Global Hard Assets Fund may make short sales of equity securities. A short sale occurs when the Fund sells a security which it does not own by borrowing it from a broker. In the event that the value of the security that the Fund sold short declines, the Fund will gain as it repurchases the security in the market at the lower price. If the price of the security increases, the Fund will suffer a loss as it will have to repurchase the security at the higher price. Short sales may incur higher transaction costs than regular securities transactions.

The Fund will establish a segregated account with respect to its short sales and maintain in such account cash not available for investment, U.S. Government securities or other liquid, high-quality securities having a value equal to the difference between (i) the market value of the securities sold short at the time they were sold short and (ii) any cash, U.S. Government securities or other liquid, high-quality securities required to be deposited as collateral with the broker in connection with the short sale (not including the proceeds from the short sale). Such segregated account will be marked to market daily, so that (i) the amount in the segregated account plus the amount deposited with the broker as collateral equals the current market value of the securities sold short and
(ii) in no event will the amount in the segregated account plus the amount deposited with the broker as collateral fall below the original value of the securities at the time they were sold short. The total value of the assets deposited as collateral with the broker and deposited in the segregated account will not exceed 50% of the Fund's net assets. The Fund's ability to engage in short sales may be limited by the requirements of current U.S. tax law that the Fund derive less than 30% of its gross income from the sale or other disposition of securities held less than three months. Securities sold short and then repurchased, regardless of the actual time between the two transactions, are considered to have been held for less than three months.

REPURCHASE AGREEMENTS

Each of the Funds may engage in repurchase agreement transactions. In a repurchase agreement, a Fund acquires a security for a relatively short period, and simultaneously agrees to sell it back at an agreed upon price and time. The agreement results in a fixed rate of return that is not subject to market fluctuations during the Fund's holding period. The Funds will enter into repurchase agreements with respect to securities in which they may invest with member banks of the Federal Reserve System or certain non-bank dealers. Under each repurchase agreement the selling institution will be required to maintain the value of the securities subject to the repurchase agreement at not less than their repurchase price. Repurchase agreements could involve certain risks in the event of default or insolvency of the other party. The Adviser, acting under the supervision of the Board of Trustees, reviews the creditworthiness of those non-bank dealers with which the Funds enter into repurchase agreements to evaluate these risks. See "Repurchase Agreements" in the Statement of Additional Information.

                           LIMITING INVESTMENT RISKS

While an investment in any of the Funds is not without risk, the Funds follow certain policies in managing their investments which may help to reduce risk. Certain of these policies are deemed fundamental and may be changed as to a Fund only with the approval of the holders of a majority of outstanding shares. Such majority is defined as the vote of the lesser of (i) 67% or more of the outstanding shares present at a meeting, if the holders of more than 50% of outstanding shares are present in person or by proxy, or (ii) more than 50% of outstanding shares. Certain of the more significant investment restrictions applicable to the Funds are set forth below. Additional restrictions are described in the Statement of Additional Information.

INTERNATIONAL INVESTORS GOLD FUND

The following apply to International Investors Gold Fund only:

  1. The Fund will not invest more than 5% of the value of its total assets in securities of any one issuer (other than the United States Government).

  2. The Fund will not acquire more than 10% of the outstanding or voting securities of any one company.

  3. The Fund will not invest in the securities of investment companies, except by purchases in the open market where no commission or profit to a sponsor or dealer results from such purchases (other than the customary brokers' commissions) and then not in excess of 10% of total assets, or except when such purchases, though not made in the open market, are part of a plan of merger or consolidation.

  4. The Fund will not invest more than 5% of total assets in securities of companies which, including predecessors, do not have a record of at least three years of continuous operation.

  5. The Fund will not borrow money, except temporarily for extraordinary purposes, in which case such borrowings shall not exceed 10% of total assets (valued at cost).

GLOBAL HARD ASSETS FUND, GOLD/RESOURCES FUND AND U.S. GOVERNMENT MONEY FUND

  1. Gold/Resources Fund and U.S. Government Money Fund will not invest more than 10% and Global Hard Assets Fund will not invest more than 15% of the value of their net assets in securities which are not readily marketable (including repurchase agreements which mature in more than seven days and over-the-counter options and over-the-counter foreign currency options).

  2. The Funds under this heading will not purchase more than 10% of any class of securities of a company, including more than 10% of its outstanding voting securities, except that Global Hard Assets Fund may purchase more than 10% of any non-voting class of securities;

  3. The Funds under this heading will not invest more than 10% of their total assets in securities of other investment companies.

  4. Gold/Resources Fund and U.S. Government Money Fund may borrow money for temporary or emergency purposes in amounts not exceeding 10% of the value of their total assets valued at cost. These Funds will not purchase securities for investment while borrowings equaling 5% or more of their total assets are outstanding.

Further information regarding these and other of the Funds' investment policies and restrictions is provided in the Statement of Additional Information.

                              PURCHASE OF SHARES

Shares of the Funds may be purchased either by (1) ordering the shares through a "Broker" or "Agent," as defined below, and forwarding a completed Application or brokerage firm settlement instructions with payment (except for Investors Fiduciary Trust Company fiduciary retirement accounts, which must be purchased direct), or (2) completing an Application and mailing it with payment to the Funds' Transfer Agent and Dividend Paying Agent, DST Systems, Inc., ("DST"). Payment, made payable to the Van Eck Funds, must be in U.S. Dollars. Third party checks will not be accepted. Checks drawn on a foreign bank will not be accepted unless provisions are made for payment in U.S. Dollars through a U.S. bank. Each Fund reserves the right to reject any purchase order.

Initial purchases must be in the amount of $1,000 or more per account. Subsequent purchases must be in the amount of $100 or more. Either minimum may be reduced or waived by the Funds for pension or retirement plans, for investment plans calling for periodic investments in shares of the Funds, for sponsored payroll deduction plans, for split funding or other insurance purchase plans or in other appropriate circumstances.

Shares of the Funds are sold at the public offering price (net asset value plus applicable sales charge) next computed after receipt of a purchase order in proper form, as follows. Generally, orders must be received by DST prior to the close of business on the New York Stock Exchange, currently 4:00 p.m., Eastern Time. Orders mailed to DST, addressed to P.O. Box 418407, Kansas City, Missouri, 64141, must be deposited in the DST P.O. Box prior to 11:30 a.m., Eastern Time, in order to receive the price computed that day. If a shareholder desires to guarantee a given date of receipt, the order may be mailed by overnight courier to DST at 1004 Baltimore, 4th Fl., Kansas City, Missouri, 64105. Do not send mail to DST marked personal and/or confidential as this may delay the processing of the order. If the Broker or Agent receives the purchase order before the close of trading on the New York Stock Exchange and transmits it to the Distributor by 5:00 P.M., Eastern Time, or to DST through the facilities of the National Securities Clearing Corporation by 7:00 P.M., Eastern Time, the investor will receive the price of that day. If a Broker or Agent receives an investor's order before the close of trading on the New York Stock Exchange and fails to transmit it to the Distributor by the above times, any resulting loss will be borne by the Broker or Agent. Orders received after the above times will be processed on the next business day.

The net asset value of each Fund is computed once daily, as of the close of business on the New York Stock Exchange which is normally at 4:00 P.M., Eastern Time, on each business day, Monday through Friday, exclusive of national business holidays.

The assets of the Funds (except U.S. Government Money Fund) are valued at market or, if market value is not ascertainable, at fair value as determined in good faith by the Board of Trustees. The assets of U.S. Government Money Fund are valued on the basis of amortized cost, which involves valuing a portfolio security at its cost initially and, thereafter, assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the security. U.S. Government Money Fund attempts to maintain a constant net asset value of $1.00 per share; however, there can be no assurance that the Fund will be able to do so. The Funds may invest in securities or futures contracts listed or traded on foreign exchanges which trade on Saturdays or other customary United States national business holidays (i.e., days on which the Funds are not open for business), and consequently, the net asset values of shares of the Funds may be significantly affected on days when an investor has no access to the Funds.

An investor who wishes to purchase shares of more than one Fund must complete separate Applications for each Fund and remit separate checks to each Fund. If an investor fails to indicate the Fund to be purchased, the check will be applied to a purchase of the U.S. Government Money Fund and the investor may then exchange at current price into the desired Fund.

Certificates for shares of the Funds are issued only upon specific request to DST. Due to the conversion feature, certificates are not recommended for Class B or Class C shareholders.

Van Eck Securities Corporation, 99 Park Avenue, New York, New York 10016, which is a wholly-owned subsidiary of the Adviser, serves as distributor of the Funds' shares and has entered into Selling Group Agreements with selected broker-dealers which have agreed to solicit purchasers for shares of the Funds ("Brokers") and into Selling Agency Agreements with banks or their subsidiaries which have agreed to act as agent for their customers in the purchase of shares of the Funds ("Agents"). A bank may be required to register as a broker-dealer pursuant to state law.

ALTERNATIVE PURCHASE ARRANGEMENTS

Shares of the Funds (except for U.S. Government Money Fund) may be purchased under any one or all of the following arrangements:

  (i) with an initial sales charge imposed at the time of purchase ("Class A shares") ALL FUNDS;

  (ii) with a contingent deferred sales charge imposed at the time of redemption if such redemption is within six years of the initial purchase ("Class B shares") GLOBAL HARD ASSETS FUND ONLY; OR

  (iii) with a redemption charge imposed at the time of redemption if such redemption is within 12 months of the initial purchase ("Class C shares") GLOBAL HARD ASSETS FUND ONLY.

With respect to each class of shares, an ongoing asset-based fee for distribution and services (12b-1 fee) is charged. The distribution services fee applicable to Class B and C shares will be higher than that applicable to Class A shares.

The alternative purchase arrangements permit an investor to choose the method of purchasing shares that is more beneficial given the amount of the purchase, the length of time the investor expects to hold the shares, and other circumstances. Investors should consider whether, during the anticipated life of their investment in the Fund, the accumulated distribution services fee and, in the case of the Class B shares, the contingent deferred sale charge or in the case of the Class C shares, the redemption charge would be less than the initial sales charge and accumulated distribution services fee on Class A shares. To assist investors in making this determination, the table under the caption "Transaction Data" on page 3 sets forth examples of the charges applicable to each class of shares. In this regard, Class A shares will normally be more beneficial to the investor who qualifies for a reduced initial sales charge. It is the sole responsibility of the investor, and his or her Broker or Agent, to determine which sales charge alternative is most advantageous.

Class A shares incur an initial sales charge when they are purchased and enjoy the benefit of not being subject to any sales or redemption charge when they are redeemed. Certain purchases of Class A shares qualify for reduced initial sales charges. Class A shares are subject to an ongoing distribution and services fee at an annual rate of up to .50% of the Fund's aggregate daily net assets attributable to the Class A shares (See "Plan of Distribution"). Because Class A shares are subject to a lower distribution and services fee, they pay correspondingly higher dividends per share and can be expected to have a higher return per share than Class B and C shares. However, because initial sales charges are deducted at the time of purchase, investors do not have all their money invested initially and, therefore, would initially own fewer shares. Investors not qualifying for reduced initial sales charges who expect to maintain their investment for an extended period of time might consider purchasing Class A shares because the accumulated distribution charges on Class B or C shares may exceed the initial sales charge on Class A shares during the life of the investment.

Class B and Class C shares do not incur a sales charge when they are purchased, but Class B shares are subject to a sales charge if they are redeemed within six years of purchase and Class C shares are subject to a redemption charge if they are redeemed within one year of purchase. Class B and Class C shares are subject to an ongoing distribution and services fee at an annual rate of up to 1% of the Fund's aggregate average daily net assets attributable to that Class of shares (see "Plan of Distribution"). Class B and Class C shares enjoy the benefit of permitting all of the investor's dollars to work from the time the investment is made. The higher ongoing distribution and services fee paid by Class B and Class C shares will cause such shares to have a higher expense ratio, pay lower dividends and have a lower return than those of Class A shares. Class B and Class C shares will automatically convert to Class A shares eight years after the end of the calendar month in which the shareholder's order to purchase was accepted, in the circumstances and subject to the qualifications described in this Prospectus. The purpose of the conversion feature is to relieve the holder of the Class B and Class C shares that have been outstanding for a period of time sufficient for the Distributor to have been compensated for distribution expenses from the continuing burden of such distribution-related expenses over an open-ended period of time. See "Conversion Feature," below. Some investors might determine that it would be more advantageous to purchase Class B or C shares in order to have all their money invested initially, although remaining subject to higher distribution charges and, in the case of Class B shares, for a six-year period being subject to a contingent deferred sales charge, or, in the case of Class C shares, for a one-year period being subject to a redemption charge.

The distribution expenses incurred by the Fund or its Distributor in connection with the sale of Fund shares will be paid, in the case of Class B and Class C shares, from the proceeds of the ongoing distribution and services fee and the contingent deferred sales or redemption charge incurred upon redemption within applicable time. (See tables of sales charges on pages 26 and 27.) Sales personnel of Brokers and Agents distributing the Fund's shares may receive differing compensation from selling Class A, Class B or Class C shares. Investors should understand that the purpose and function of the contingent deferred sales charge or redemption charge and ongoing distribution and services fees with respect to the Class B and Class C shares are the same as those of the initial sales charge and ongoing distribution and services fee with respect to the Class A shares.

Conversion Feature. Eight years after the end of the month in which the shareholder's order to purchase Class B or Class C shares was accepted, such shares will automatically convert to Class A shares and will no longer be subject to the higher distribution and services fees. This conversion will be on the basis of the relative net asset values of the two Classes, without the imposition of any sales load, fee or other charge. The purpose of the conversion feature is to relieve the holder of Class B and Class C shares from most of the burden of distribution-related expenses for shares that have been outstanding for a period of time sufficient for the Fund or its Distributor to have been compensated for such expenses.

For purposes of conversion to Class A shares, shares purchased through the reinvestment of dividends and distributions paid in respect to Class B or Class C shares in a shareholder's Fund account will convert in a proportionate amount to the non-reinvestment shares converted.

The conversion of Class B or Class C shares to Class A shares is subject to the continuing availability of an opinion of counsel to the effect that (i) the assessment of the higher distribution services fee and transfer agency costs with respect to Class B or Class C shares does not result in the Fund's dividends or distributions constituting "preferential dividends" under the Internal Revenue Code of 1986, as amended (the "Code"), and (ii) the conversion of shares does not constitute a taxable event under federal income tax law. The conversion of Class B or Class C shares to Class A shares may be suspended if such an opinion is no longer available. In that event, no further conversions of Class B or Class C shares would occur, and shares might continue to be subject to the higher distribution services fee for an indefinite period which may extend beyond the period ending eight years after the end of the month in which the shareholder's order to purchase was accepted.

SALES CHARGES, DISTRIBUTION AND SERVICE FEES

Sales charges on purchases of shares of each of the Funds are set forth in the tables below. Each Fund imposes a 12b-1 distribution and services fee. Class A shares of Global Hard Assets Fund have a 12b-1 fee of .50% of average daily net assets per annum. Shares of Gold/Resources Fund and U.S. Government Money Fund have a 12b-1 fee of .25 of 1% of average daily net assets per annum. International Investors Gold Fund has no 12b-1 fee. All or a portion of these fees may be paid to banks, brokers and dealers for their shareholder servicing, promotion or distribution activities, as determined from time to time by the Funds.

Shareholders in Class B and Class C Funds should be aware that dividends reinvested in new shares of the Fund will continue to be assessed the full 12b-1 fee, including that portion which is retained by the Distributor. Each Fund's Class B and/or Class C shares imposes a 12b-1 fee of 1% of average daily net assets. Of the 1% paid by the Fund, a portion will be retained by the Distributor and up to .75 of 1% may be paid to Brokers and Agents for distribution and up to .25 of 1% for servicing. The portion retained by the Distributor is in payment for distribution expenses. The Distributor may vary the portion retained by it from time to time, but the amount payable by the Fund will not exceed 1%. The Distributor will monitor payments under the Plans and will reduce such payments or take such other steps as may be necessary, including payments from its own resources, to assure that Plan payments will be consistent with the applicable rules of the National Association of Securities Dealers, Inc.

THERE IS NO SALES CHARGE ON PURCHASES OF U.S. GOVERNMENT MONEY FUND. However, the Fund pays the Distributor a fee for promotion and distribution services. See "Plan of Distribution."

CLASS A
(GOLD/RESOURCES FUND AND INTERNATIONAL INVESTORS GOLD FUND)

                                             SALES CHARGE AS A    DISCOUNT TO
                                               PERCENTAGE OF    BROKER OR AGENTS
                                            ------------------- AS A PERCENTAGE
                                            OFFERING NET AMOUNT      OF THE
DOLLAR AMOUNT OF PURCHASE                    PRICE    INVESTED  OFFERING PRICE*
-------------------------                   -------- ---------- ----------------
Less than $25,000..........................   5.75%     6.1%         4.75%
$25,000 to less than $50,000...............   5.00%     5.3%         4.00%
$50,000 to less than $100,000..............   4.50%     4.7%         3.60%
$100,000 to less than $250,000.............   3.00%     3.1%         2.40%
$250,000 to less than $500,000.............   2.50%     2.6%         2.00%
$500,000 to less than $1,000,000...........   2.00%     2.0%         1.60%
$1,000,000 and over........................  None**

(GLOBAL HARD ASSETS FUND)

                                            SALES CHARGE AS A     DISCOUNT TO
                                              PERCENTAGE OF    BROKERS OR AGENTS
                                           -------------------  AS A PERCENTAGE
                                           OFFERING NET AMOUNT      OF THE
DOLLAR AMOUNT OF PURCHASE                   PRICE    INVESTED   OFFERING PRICE*
-------------------------                  -------- ---------- -----------------
Less than $100,000........................   4.75%     5.0%          4.00%
$100,000 to less than $250,000............   3.75%     3.9%          3.15%
$250,000 to less than $500,000............   2.50%     2.6%          2.00%
$500,000 to less than $1,000,000..........   2.00%     2.0%          1.65%
$1,000,000 and over.......................   None**

CLASS B***+
(GLOBAL HARD ASSETS FUND)
SHAREHOLDER'S TIME OF REDEMPTION                               CONTINGENT DEFERRED SALES CHARGE
--------------------------------                               --------------------------------
During Year One.......................................... 5.0% of the lesser of NAV or purchase price
During Year Two.......................................... 4.0% of the lesser of NAV or purchase price
During Year Three........................................ 4.0% of the lesser of NAV or purchase price
During Year Four......................................... 3.0% of the lesser of NAV or purchase price
During Year Five......................................... 2.0% of the lesser of NAV or purchase price
During Year Six.......................................... 1.0% of the lesser of NAV or purchase price
Thereafter............................................... None

CLASS C***
(GLOBAL HARD ASSETS FUND)
SHAREHOLDER'S TIME OF REDEMPTION                             CONTINGENT DEFERRED REDEMPTION CHARGE
--------------------------------                             -------------------------------------
During Year One.......................................... 1.0% of the lesser of NAV or purchase price
Thereafter............................................... None

--------
* Brokers or Agents who receive substantially all of the sales charge for shares they sell may be deemed to be statutory underwriters.
** For any single purchase of $1,000,000 or more of Class A shares the
   Distributor may pay a finder's fee to parties eligible to receive such a fee. The fee will be paid during the first two years after any such purchase and is calculated as a quarterly payment equal to 0.0625% (.25% on an annual basis) of the average daily net asset value of the shares purchased that remain outstanding throughout such months. An eligible purchase is a single purchase for a single client (purchases for other clients cannot be aggregated for purposes of qualification for the finder's fee). Eligible purchases registered to a street or nominee name account must provide appropriate verification of eligibility and average daily net assets upon which payment is to be made. Purchases made through a bank trust department, advisory firm or special program, as determined by the Distributor, which purchases shares at net asset value do not qualify for the finder's fee. The finder's fee will be credited to the dealer of record on the record date (currently, the last calendar day of February, May, August and November) and will be generally paid on the 20th day of the following month. Please contact the Distributor to determine eligibility to receive such fee.
*** Brokers or Agents who sell Class B shares receive a sales commission of
    4.0% of the value of the shares sold at the time of investment. Brokers or Agents who sell Class C shares receive a distribution and a servicing fee of .75 of 1% and .25 of 1%, respectively, of the value of the shares sold at the time of investment (see "Plan of Distribution"). The Distributor may alter these amounts.
+ Shares purchased prior to April 30, 1997 remain subject to the contingent deferred sales charge schedule in effect at the time of purchase.
--------
--------
  Brokers and Agents may receive different compensation for selling Class A, Class B or Class C shares.

The Class A initial sales charges vary depending on the amount of the purchase, the number of shares of the Van Eck Group of Funds which are eligible for the Right of Accumulation that an investor already owns, a Letter of Intent to purchase additional shares during a 13-month period, or other special purchase programs. See "Group Purchases," "Combined Purchases," "Letter of Intent" and "Right of Accumulation" below.

The contingent deferred sales charge on Class B and the redemption charge on Class C is waived on redemptions of shares following the death or disability of a Class B or Class C shareholder. An individual will be considered disabled for this purpose if he or she meets the definition thereof in Section 72(m)(7) of the Internal Revenue Code. The Distributor will require satisfactory proof of death or disability. The charge may be waived where the decedent or disabled person is either an individual shareholder or owns the shares with his or her spouse as a joint tenant with right of survivorship, and where the redemption is made within one year of the death or initial determination of disability. The waiver of the charge applies to a total or partial redemption but only to those shares held at the time of the death or initial determination of disability. Additionally, the charge may be waived when a total or partial redemption is made in connection with certain distributions from retirement plans. The charge may be waived for any redemption in connection with a lump-sum or other distribution following retirement or, in the case of an IRA or Keogh Plan or custodial account pursuant to Section 403(b) of the Code, after attaining age 70 1/2 or, in the case of a qualified pension or profit-sharing plan, after termination of employment after age 55. The charge also may be waived on any redemption which results from the tax-free return of an excess contribution pursuant to Section 408(d)(4) or (5) of the Code, the return of excess deferral amounts pursuant to Sections 401(k)(8) or 402(g) of the Code, or from the death or disability of the employee. The charge is not waived from any distributions from IRAs or other qualified retirement plans not specifically described above. A shareholder, or the Broker or Agent, must notify DST at the time the redemption instructions are provided whenever a waiver of the contingent deferred sales charge or redemption charge applies.

Shares of the Funds may be purchased without a sales charge by Trustees, officers and full-time employees (and their parents, spouses and children under the age of 21) and agents of the Trust, the Adviser, or the Distributor and their affiliates and agents and by employees of Brokers or Agents (and their spouses and children under the age of 21) or in connection with a merger or other business combination, or by the Adviser for the benefit of certain discretionary advisory accounts it manages meeting minimum asset requirements. Shares may also be purchased at net asset value
(a) (i) through an investment adviser who makes such purchases through a broker/dealer, bank or trust company (each of which may impose transaction fees on the purchase), (ii) by an investment adviser for its own account or for a bona fide advisory account over which the investment adviser has investment discretion or (iii) through a financial planner who charges a fee and makes such purchases through a financial institution which maintains a net asset value purchase program that enables the Distributor to realize certain economies of scale or (b) through bank trust departments or a trust company on behalf of bona fide trust or fiduciary accounts by notifying the Distributor in advance of purchase. A bona fide advisory, trust or fiduciary account is one which is charged an asset-based fee and whose purpose is other than purchase of Fund shares at net asset value. Shares of the Funds which are sold with a sales charge may be purchased by a foreign bank or other foreign fiduciary account for the benefit of foreign investors at the sales charge applicable to the Funds' $500,000 breakpoint level, in lieu of the sales charges in the above scale. The Distributor has entered into arrangements with foreign financial institutions pursuant to which such institutions may be compensated by the Distributor from its own resources for assistance in distributing Fund shares. Clients of Netherlands' insurance companies who are not U.S. citizens or residents may purchase shares without a sales charge. Shares may be purchased at net asset value on behalf of retirement and deferred compensation plans and trusts funding such plans (excluding Individual Retirement Accounts ("IRAs") and SEP-IRAs unless they qualify for such purchase under one of the prior exceptions) including, but not limited to, plans and trusts defined in Sections 401(a), 403(b) or 457 of the Internal Revenue Code and "rabbi trusts" which participate in a program for the purchase of shares at net asset value offered by a financial institution and which institution maintains an omnibus account with the Fund. Brokers may charge a transaction fee for effecting purchases at net asset value or redemptions. See "Availability of Discounts."

The term "purchase" refers to a single purchase by an individual, to the aggregate of concurrent purchases by an individual, his spouse and children under the age of 21, or to a purchase by a corporation, a partnership or a trustee or other fiduciary for a single trust, estate or fiduciary account.

Class A shares purchased and paid for with the proceeds of shares redeemed in the past 3 months from a mutual fund (other than a fund managed by the Adviser or any of its affiliates) on which a sales charge was paid (including Fund shares purchased by means of an exchange from U.S. Government Money Fund whose shares were purchased and paid for in this manner) may be purchased at net asset value, provided that the representative of record is the same for the Fund account as it was for the other mutual fund account. This waiver must be requested when the purchase (or exchange) order is placed for shares of the Fund, and the Distributor may require evidence of the investor's qualification for this waiver.

In addition to the discounts allowed to Brokers and Agents, the Distributor may, at its own expense, subject to applicable laws, provide additional promotional incentives or payments in the form of merchandise (including luxury merchandise) or trips (including trips to luxury resorts at exotic locations or attendance at seminars/conferences at luxury resorts) to Brokers or Agents that sell shares of the Funds. In some instances, these incentives or payments will be offered only to certain Brokers or Agents who have sold or may sell significant amounts of shares. Brokers and Agents who receive additional concessions may be deemed to be underwriters as that term is defined in the Securities Act of 1933.

GROUP PURCHASES

An individual who is a member of a qualified group may purchase shares of the Funds at the reduced commission applicable to the group taken as a whole. The commission is based upon the aggregate dollar value, at the current offering price, of shares owned by the group, plus the securities currently being purchased. For example, if members of the group held $20,000, calculated at current offering price, of Gold/Resources Fund-A's shares and now were investing $5,000, the sales charge would be 5.00%. Information concerning the current sales charge applicable to a group may be obtained by contacting the Distributor.

A "qualified group" is one which (i) has been in existence for more than six months, (ii) has a purpose other than acquiring a Fund's shares at a discount and (iii) satisfies uniform criteria which enables the Distributor to realize economies of scale in its costs of distributing shares. A qualified group must have more than 10 members, must be available to arrange for group meetings between representatives of the Distributor and the members of the group, must agree to include sales and other materials related to the Funds in its publications and mailings to members at reduced or no cost to the Distributor, and must seek to arrange the use of the Automatic Investment Plan. See "Investment Programs" for information concerning the Automatic Investment Plan.

COMBINED PURCHASES

Shares of funds in the Van Eck Group of Funds (except U.S. Government Money
Fund) may be purchased at the initial sales charge applicable to the quantity purchase levels shown above by combining concurrent purchases.

LETTER OF INTENT

Purchasers who anticipate that they will invest (other than through exchanges) $100,000 or more in one or more of the funds in the Van Eck Group of Funds, except for U.S. Government Money Fund (or $25,000 or more in International Investors Gold Fund and Gold/Resources Fund), within thirteen months may execute a Letter of Intent on the form in the Application. The execution of a Letter of Intent will result in the purchaser paying a lower initial sales charge, at the appropriate quantity purchase level shown above on all purchases during a thirteen month period. A purchase not originally made pursuant to a Letter of Intent may be included under a backdated Letter of Intent executed within 90 days after such purchase. For further details, including escrow provisions, see the Letter of Intent provisions in the Instructions to the Application.

RIGHT OF ACCUMULATION

The above scale of initial sales charges also applies to an investor's current purchase of shares of any of the funds in the Van Eck Group of Funds (except for U.S. Government Money Fund) where the aggregate value of those shares plus shares of these funds previously purchased and still owned, determined at the current offering price, is more than $100,000 (or more than $25,000 for International Investors Gold Fund and Gold/Resources Fund), provided the Distributor or DST is notified by the investor or the Broker or Agent each time a purchase is made which would so qualify. See "Investment Programs" in the Statement of Additional Information.

AVAILABILITY OF DISCOUNTS

An investor or the Broker or Agent must notify DST or the Distributor at the time of purchase whenever a quantity discount or reduced sales charge is applicable to a purchase. Quantity discounts described above may be modified or terminated at any time without prior notice.

                              EXCHANGE PRIVILEGE

The Adviser discourages trading in response to short-term market fluctuations. Such activity may hinder the Adviser's or Sub-Adviser's ability to invest the Funds' assets in accordance with their respective investment objectives and policies, cause a Fund to incur additional brokerage, registration and other expenses, and may be disadvantageous to other shareholders in either the Fund being exchanged from or into or both. Shareholders are limited to six exchanges per calendar year; however, exchanges from International Investors Gold Fund may be excluded from this limitation if the Fund or Adviser believes that exclusion will not be materially disadvantageous to other shareholders. For purposes of determining the number of exchanges made per calendar year, Fund accounts having the same beneficial owner or under common control will be aggregated. This exchange limitation does not apply to U.S. Government Money Fund. The Adviser may impose other restrictions on trading in Fund shares in response to short-term market fluctuations. Active shareholders should consult the Fund as to current policy.

Each Fund reserves the right to modify or terminate the Exchange Privilege of the Fund or of any shareholder or to limit or reject any exchange. Although each Fund will attempt to give shareholders prior notice whenever it is reasonable to do so, it may impose these restrictions at any time when it deems it to be in the best interest of remaining shareholders. If the exchange is rejected, shareholders will nevertheless be able to redeem their shares.

Shareholders of funds in the Van Eck Group of Funds may exchange shares, at net asset value, for shares of the same Class of any of the other funds. Shares of U.S. Government Money Fund acquired other than pursuant to the Exchange Privilege may only be exchanged into Class A shares, subject to payment of the applicable sales charge. For federal income tax purposes, any exchange pursuant to the Exchange Privilege, other than exchanges in retirement plans offered by the Funds, will be regarded as a sale of shares, and any gain or loss must generally be recognized by the shareholder.

Class B or C shares exchanged for Class B or C shares of another fund with a different contingent deferred sales charge or redemption charge schedule will be subject to the contingent deferred sales charge or redemption charge applicable to those shares at the time of original purchase.

Each Fund has the ability to redeem its shares in kind. Each Fund will pay in cash all requests for redemption by any shareholder of record limited in amount with respect to each shareholder of record during any ninety-day period to the lesser of (i) $250,000 or (ii) 1% of the net asset value of such Fund at the beginning of such period. See "Exchange Privilege" and "Redemption in Kind" in the Statement of Additional Information.

WRITTEN EXCHANGE

Shareholders wishing to exchange shares may do so by sending to DST a written request in proper form signed by all registered owners exactly as the account is registered, specifying the number of shares or amount of investment to be exchanged (or that all shares credited to a fund account be exchanged), along with appropriate documentation, if necessary. Exchanges are only available in states where purchases may legally be made. All persons authorized to sign on behalf of joint owners, corporations, trusts, custodians, or other organizations must supply appropriate evidence of the authority of each signatory with each written request. Written exchange requests in proper order will be executed on the day of receipt (or, if that is not a business day of the Fund, on the next business day following receipt). Written exchange requests may be sent to Van Eck Funds, c/o DST, either by regular mail to:
P.O. Box 418407, Kansas City, MO 64141, or by overnight courier to: 1004 Baltimore, 4th Floor, Kansas City, MO 64105.

TELEPHONE EXCHANGE AND REDEMPTION PRIVILEGES

Completion of the Account Application or receipt of settlement instructions from a Broker or Agent for an eligible account shall constitute an election by the investor to have available the Telephone Exchange Privilege and, except for retirement plan accounts, the Telephone Redemption Privilege, unless otherwise indicated. By electing one or both of the Privileges, the investor is authorizing each Fund, its agents and affiliates to act on any instructions they believe to be genuine. Each Fund, its agents and affiliates will employ reasonable procedures, described below, to confirm the authenticity of these communications and cannot be responsible for the authenticity of any telephone instructions nor will they be liable for any loss or expenses resulting from acting on any instructions, including those which are fraudulent and those not authorized by the investor, unless they fail to employ these procedures. Shareholders that elected NOT to establish the Telephone Exchange Privilege or the Telephone Redemption Privilege on their accounts may later establish the privilege by written request, signed by all registered owners on the account and with appropriate documentation, as necessary.

The Telephone Exchange Privilege may not be available to accounts held by a brokerage firm in street name and participants in retirement plans sponsored by organizations other than the Trust, and participants in such plans should consult with their sponsors to determine the availability of the Telephone Exchange Privilege prior to exercising it.

The Telephone Redemption Privilege is not available to accounts registered in "street name", nominee or corporate name and custodial accounts held by a financial institution including Investors Fiduciary Trust Company retirement accounts.

After acceptance by DST of an Application, a telephone exchange or telephone redemption may be effected by contacting DST at 1-800-345-8506. Telephone calls are recorded. Telephone instructions for exchanging or redeeming shares on deposit with DST may be given by anyone claiming to be the shareholder, the Broker or Agent of record, or an authorized representative of any of the foregoing [the caller must identify his/her name and relationship to the account] and will be executed only if they include the correct social security number, tax identification number or account number. Telephone instructions accepted after the close of business on the New York Stock Exchange will not be effected until the following business day (see "Purchase of Shares"). In the case of joint or multiple owners, one owner's call may effect the telephone exchange or redemption.

If the exchanging shareholder does not have an account in the Fund into which he/she is exchanging, a new account will be established with the same registration, dividend and capital gain options, and dealer of record specified in the shareholder's account in the existing Fund. In order to establish an Automatic Withdrawal or Automatic Investment Plan or other options for the new account, an exchanging shareholder must make the request at the time of exchange and may be required to file an application which can be obtained from DST or the Fund.

For accounts with the Telephone Redemption Privilege, telephone redemption requests will only be accepted if the shares are held on deposit, if the amount of the request is $50,000 or less per day and if the check is payable to the shareholder(s) and sent to the address of record. A telephone redemption will not be accepted if a change to the registered address has been effected within one month of such request.

Because of unusual market conditions it may be difficult and/or impossible to contact DST to effect the exchange or redemption. Shareholders should continue to try to contact DST by telephone at the above telephone number or may deliver written instructions by post or courier.

The Funds reserve the right to refuse a request for the Telephone Redemption or Exchange Privilege without prior notice either during or after the call. The Funds reserve the right to modify or terminate the Exchange Privilege at any time. See "Exchange Privilege" in the Statement of Additional Information.

                        TAX-SHELTERED RETIREMENT PLANS

Shares of the Funds are available for purchase in connection with the following tax-sheltered retirement plans:

INDIVIDUAL RETIREMENT ACCOUNT AND SPOUSAL INDIVIDUAL RETIREMENT ACCOUNT ("IRA/SPIRA")--available to anyone who has earned income. Investments may also be made in the name of a spouse, if the spouse is treated as having no earned income.

SIMPLIFIED EMPLOYEE PENSION PLAN ("SEP")--available to employers, including self-employed individuals, seeking to provide retirement income to employees through employer contributions or salary reduction contributions to employee individual retirement accounts.

QUALIFIED PENSION PLAN--available to self-employed individuals, partnerships, corporations and their employees.

403(B)(7) PROGRAM--available to employees of certain tax exempt organizations and schools. See "Tax Sheltered Retirement Plans" in the Statement of Additional Information. In addition, information concerning these plans is available from the Funds. This information should be read carefully and consultation with an attorney or tax adviser is advisable.

                              INVESTMENT PROGRAMS
DIVIDEND REINVESTMENT PLAN

Unless a shareholder has given notice to DST (the Funds' dividend paying agent), either directly, or through a Broker or Agent, that dividends and capital gains distributions of a Fund should be paid in cash, dividends and capital gains distributions will be reinvested in shares of that Fund at net asset value without a sales charge. Reinvestments of dividends and capital gains distributions on shares of the Funds will occur on a date selected by the Board of Trustees.

In addition, dividends and capital gains distributions paid by the Funds (except Class B and C shares) in cash may be automatically invested at net asset value on the payable date in Class A shares of any fund in the Van Eck Group of Funds. A shareholder wishing to exercise this option should contact DST for instructions.

AUTOMATIC INVESTMENT PLAN

The Funds offer to investors a program for regularly investing specified dollar amounts in a Fund. In establishing the Automatic Investment Plan, an investor authorizes DST to collect a specified amount from his or her checking account and use the proceeds to purchase shares of a Fund for the investor's account. Further details of the Automatic Investment Plan are given in an application which is available from DST or the Distributor. See "Investment Programs" in the Statement of Additional Information.

AUTOMATIC EXCHANGE PLAN

The Funds offer a program for regularly exchanging a specified dollar amount from one fund to another fund in the Van Eck Group of Funds (except Class B and C shares). In establishing the Automatic Exchange Plan, an investor authorizes DST to regularly exchange a specified amount from, and purchase shares of, another fund in the Van Eck Group. Further details of the Automatic Exchange Plan are given in an application which is available from DST or the Fund. See "Investment Programs" in the Statement of Additional Information.

AUTOMATIC WITHDRAWAL PLAN

Any shareholder who owns shares of a Fund valued at $10,000 or more at current offering price may establish an Automatic Withdrawal Plan under which he or she will receive a monthly or quarterly check in a specified amount. The Plan is not available to Class B and C shareholders. Further details on the Automatic Withdrawal Plan are given in an application which is available from DST or the Fund. See "Investment Programs" in the Statement of Additional Information.

                             REDEMPTION OF SHARES

The market value of the securities in the portfolio of each Fund other than U.S. Government Money Fund is subject to daily fluctuations and the net asset value of the Funds' shares will fluctuate accordingly. U.S. Government Money Fund attempts to maintain a constant net asset value of $1.00 per share; however there can be no assurance that the Fund will be able to do so. Therefore, the Funds' redemption value may be more or less than the shareholder's cost. (See "Purchase of Shares.")

Except as noted, payment will normally be made within three days after delivery of a proper redemption request except for such delays as may be permitted under applicable law or rule. If shares of any Fund to be redeemed were purchased by check, the Trust reserves the right to make payment on such redemption request only after it has assured itself that the check has been cleared for payment, which may take as long as 15 days.

The right of redemption may be suspended and payment postponed for any period during which the New York Stock Exchange is closed (other than customary weekend and holiday closings) or trading on that Exchange is restricted as determined by the applicable rules and regulations of the Securities and Exchange Commission; or during an emergency, as determined by the Securities and Exchange Commission, as a result of which it is not reasonably practical for the Funds to dispose of the securities owned by them or to determine fairly their net asset values; or for any period that the Securities and Exchange Commission may by order permit for the protection of shareholders of the Funds.

The Funds reserve the right to redeem shares of a Fund and mail the proceeds to a shareholder if, at any time, the number of shares in a shareholder's account falls, subsequent to satisfying the initial investment requirement, below a specified amount, currently 50 shares. Shareholders will be notified and will have 30 days to bring the number of shares owned by them up to the required amount before any redemption is made by that Fund.

WRITTEN REDEMPTION

A shareholder wishing to redeem shares of any of the Funds may do so by sending to DST, P.O. Box 418407, Kansas City, Missouri 64141: (1) a written request for redemption in proper form signed by all registered owners exactly as the account is registered, specifying the number of shares or amount of investment to be redeemed (or that all shares credited to a Fund account be redeemed); (2) if the amount redeemed is $50,000 or more, or if the proceeds of redemption are paid to other than the registered owner of the shares at the address on record at DST, a guarantee of the signature of each registered owner by an eligible guarantor institution (such as a broker-dealer or bank; a notarization by a notary public is not acceptable); and (3) any additional documents concerning authority and related matters in the case of estates, trusts, guardianships, custodianships, partnerships and corporations (e.g., appointments as executor or administrator, trust instruments or certificates of corporate authority) requested by DST. If the shares to be redeemed were issued in certificate form, the certificates must be endorsed for transfer (or be accompanied by an endorsement) and must be submitted with the written request for redemption. The requirement for a signature guarantee is waived for redemptions of $50,000 or less if the redemption is a transfer of assets from an IFTC held retirement plan in one of the funds in the Van Eck Group of Funds to a retirement plan held by another recognized custodian/trustee. For additional mailing instructions to DST and times of processing, see "Purchase of Shares."

TELEPHONE REDEMPTION (SEE "TELEPHONE EXCHANGE AND REDEMPTION PRIVILEGES" ON PAGE 30)

BROKER/AGENT CONFIRMED REDEMPTION

For the convenience of shareholders, the Funds (except U.S. Government Money
Fund) have authorized the Distributor as agent to accept confirmed orders only from Brokers and Agents for the redemption of shares of the Funds. If a shareholder uses the services of a Broker or Agent in effecting a redemption of shares, the Broker or Agent may charge a fee for its services. The redemption price is the net asset value per share next determined after the redemption order is received by the Broker or Agent prior to the close of business on the New York Stock Exchange on the day received. Brokers and Agents have the responsibility of submitting such redemption orders to the Distributor not later than 5:00 p.m., Eastern Time, or to DST through the facilities of the National Securities Clearing Corporation by 7:00 p.m., Eastern Time, on such day in order to obtain that day's applicable redemption price. Settlement of confirmed orders from accounts will not be effected until receipt of instructions in proper form (including any share certificates) as described above or an indemnity from the Broker or Agent of record on the account. Some Brokers or Agents may have self-imposed restrictions regarding the submission of confirmed redemption orders on behalf of shareholders. See "Purchase of Shares" for DST's times of processing.

EXPEDITED REDEMPTION

Requests for Expedited Redemption of shares of any of the Funds in the Van Eck Group of Funds may be made by telephone, telegram, other wire communication or by letter upon completion of the Expedited Redemption portion of the Account Application. Shareholders redeeming a minimum of at least $1,000 of shares which are on deposit with DST may redeem by telephoning DST at 1-800-345-8506. The Fund and/or DST reserve the right to refuse telephone requests at any time. Proceeds of redeemed shares will be transmitted by wire to the shareholder's bank account designated on the Application (which must be at a domestic commercial bank which is a member of the Federal Reserve System). The wire cost involved may automatically be deducted from the amount wired. Shareholders may contact DST for additional information concerning an Expedited Redemption. Due to unusual market conditions it may be difficult or impossible to contact DST to effect the redemption. Shareholders should continue to try to contact DST by telephone at the above telephone numbers or may deliver written instructions by post or courier.

REDEMPTION BY CHECK

Shareholders of U.S. Government Money Fund may, upon completion of the "Redemption by Check" portion of the Application, elect to redeem by check shares of the Fund which are on deposit with DST. These checks, which are drawn on The United Missouri Bank of Kansas City (the "Bank") may be made payable to the order of any person and may not be drawn for less than $500 or more than $5,000,000. The amount of the check may not be in excess of 90% of the net asset value of the shares in the shareholder's account (excluding for this purpose the current month's accumulated dividends and shares for which certificates have been issued). When such a check is presented to the Bank for payment, the Bank as the shareholders' agent, acting under the authority of the Redemption by Check procedure, will cause the Fund to redeem a sufficient number of full and fractional shares to cover the amount of the check. A shareholder may not write a check to close an account but should follow the appropriate procedure set forth above. Retirement plan accounts, accounts held on behalf of minors and accounts with IRS withholding are not eligible for Redemption by Check. For further information concerning Redemption by Check, shareholders should contact DST.

BUY-BACK PRIVILEGE

Any shareholder of a Fund (except U.S. Government Money Fund) who redeems Class A shares of any of the Funds has a one-time right to reinvest in shares of these Funds at net asset value without the payment of a sales charge within 30 days after the redemption. The amount of this reinvestment cannot exceed the amount of the redemption proceeds and shareholders must inform the Fund or DST that they are exercising this right at the time of the reinvestment. Although redemption of shares is normally a taxable event and a gain or a loss must be recognized, subsequent reinvestment within such 30-day period in the same Fund is considered a "wash sale" under federal income tax law and no loss on such redemption may be recognized for federal income tax purposes.

TRANSFER OF OWNERSHIP

To transfer ownership (re-register) all or a portion of shares held in a shareholder's account, the shareholder must provide a written request with any certificated shares and any documents concerning authority and related matters as described above (see "Redemption of Shares") in proper form. Also, the shareholder should provide a properly certified social security number, taxpayer identification number, or certification of non-resident alien status of the new owner at the time of transfer.

                          DIVIDENDS AND DISTRIBUTIONS

Global Hard Assets Fund and Gold/Resources Fund intend to make distributions from net investment income in June and December and distribute any net realized capital gains resulting from the Funds' investment activity annually in December. International Investors Gold Fund intends to pay dividends from net investment income in March, June, September and December and distribute any net realized capital gains annually in December. U.S. Government Money Fund declares dividends from its net investment income on each day on which the Fund is open for business and distributes dividends on the last day of the month. Dividend or capital gain distributions declared in December but paid in January will be includible in a shareholder's income as of the record date (usually in December) of such distributions. Short-term capital gains, if declared, are treated the same as dividend income. The fiscal year of each of the Funds ends on December 31.

                                  MANAGEMENT

TRUSTEES

The management of the business and affairs is the responsibility of the Board of Trustees. For information on the Trustees and officers of the Trust, see "Trustees and Officers" in the Statement of Additional Information.

INVESTMENT ADVISER

Van Eck Associates Corporation, 99 Park Avenue, New York, NY 10016, serves as the investment adviser and manager pursuant to Advisory Agreements with the Trust. The Adviser manages the investment operations of the Funds and furnishes the Funds with a continuous investment program which includes determining which securities should be bought, sold or held. Global Hard Assets Fund pays the Adviser a monthly fee at the annual rate of 1% of average daily net assets, a portion of which is paid to the Adviser for accounting and administrative services it provides to the Fund. Gold/Resources Fund and International Investors Gold Fund each pay the Adviser a monthly fee at the annual rate of .75 of 1% of the first $500 million of the average daily net assets of the Fund, .65 of 1% of the next $250 million of the average daily net assets and .50 of 1% of the average daily net assets in excess of $750 million. U.S. Government Money Fund pays the Adviser a monthly fee at the annual rate of .50 of 1% of the first $500 million of average daily net assets, .40 of 1% of the next $250 million of average daily net assets and
 .375 of

1% of average daily net assets in excess of $750 million. The advisory fees paid by the Funds, except U.S. Government Money Fund are higher than the fees paid by most investment companies because of the complexities of managing these types of funds (such as following trends, industries and companies in many different countries and stock markets throughout the world).

Van Eck Associates Corporation also performs accounting and administrative services for Gold/Resources Fund and International Investors Gold Fund and is paid at an annual rate of .25% of the first $750 million of each Fund's average daily net assets and .20% of average daily net assets in excess of $750 million.

The Adviser acts as investment adviser or sub-investment adviser to other registered investment companies and manages or advises managers of portfolios of pension plans and others. Total aggregate assets under management of Van Eck Associates Corporation at December 31, 1996 were approximately $1.6 billion.

John C. van Eck--Serves as Chief Gold Strategist of the gold funds. He is Chairman of the Adviser and previously served as the Portfolio Manager of International Investors Gold Fund. Mr. van Eck has over 45 years of investment experience.

Gregory Krenzer--Portfolio Manager of U.S. Government Money Fund. He is responsible for managing the Fund's portfolio of investments. He is also a global fixed income analyst for the Adviser.

Lucille Palermo--Portfolio Manager of Gold/Resources Fund and International Investors Gold Fund. She is responsible for managing the Funds' portfolios of investments. She is Associate Director, Mining Research of the Adviser and an officer of other mutual funds advised by the Adviser. Ms. Palermo has over 20 years of experience in the investment business.

Derek S. van Eck--Portfolio Manager of Global Hard Assets Fund. He is responsible for managing the Fund's portfolio of investments. He is Director of Global Investments and Executive Vice President of the Adviser and an officer and/or portfolio manager of other mutual funds advised by the Adviser.

John C. van Eck, Chairman and President of the Trust, and members of his immediate family own 100% of the voting stock of Van Eck Associates Corporation.

At April 30, 1997, Mr. John C. van Eck and members of his immediate family owned of record directly and indirectly approximately 2,222,345 shares of the U.S. Government Money Fund which represented approximately 2.3% of the Fund.

MANAGEMENT DISCUSSION AND ANALYSIS

                  GLOBAL HARD ASSETS FUND (CLASS A, B AND C)

For 1996, the Fund had a total return of 45.6%, while the Standard & Poor's 500 Index advanced 23.0% for the year. The Fund also outpaced the market while assuming less risk--its net asset value fluctuated more than 1% in value on only 16 days in 1996, compared to 38 days for the S&P Index.

The Fund's exceptional performance was fueled by strong supply and demand fundamentals in the energy and real estate sectors. Energy was the Fund's largest and best performing sector. In 1996, we maintained an average weighting of approximately 35% in the energy sector. Returns were driven by stronger commodity prices, successful applications of technology to exploration efforts and the cost reduction that this application of technology brought to exploration and development efforts.

In 1996, crude oil prices averaged more than $4 per barrel higher than in 1995. The reasons include a combination of stronger demand brought on by economic growth in Asia and a cold winter in the U.S. and Europe, as well as production delays in the non-OPEC countries and a lack of Iraqi exports for most of the year. Natural gas prices were also sharply higher due primarily to a cold winter in the Northeast and Midwest, which depleted inventories. Moreover, ongoing advancements in technology continued to improve efficiencies and exploration results.

Real estate securities in the U.S. contributed significantly to performance, particularly late in the year. In the fourth quarter, we raised the allocation to this sector from roughly 17% to 26%. U.S. real estate investment trusts, or REITs gained approximately 35% in 1996. Moreover, REITs finished the year on a strong note, with fund flows into U.S. REITs accelerating significantly during the fourth quarter.

Disappointing sectors included industrial metals, forest products and paper, and precious metals. Industrial metals and paper shares underperformed the S&P 500 as the primary performance driver, underlying asset prices, declined. Fortunately, our allocations to these sectors were low, with approximately 6% of total investments in each.


                       Global Hard Assets Fund (Class A)
                  vs. Ibbotson Hard Assets Index vs. S&P 500

                                   [GRAPHIC]

                   (dividends and capital gains reinvested)

$10,000 Initial investment          Expenses (net of waivers) taken into account

  Average Annual Total Return*

1 Year                       38.7%
Since inception (11/2/94     25.8%

   *Maximum sales charge of 4.75% taken into account.

                  Van Eck Global
                    Hard Asset            Ibbotson Hard
                     Fund-A    S&P 500     Assets Index

11/2/94                 9520    10000          10000
11/31/94                9311     9725           9494
12/31/94                9416     9917           9720
1/31/95                 9125    10157           9284
2/31/95                 9436    10524           9400
3/31/95                 9936    10879           9880
4/31/95                10106    11183          10061
5/31/95                10326    11589          10120
6/31/95                10416    11914          10120
7/31/95                10706    12293          10488
8/31/95                10736    12289          10378
9/31/95                10776    12858          10446
10/31/95               10296    12794          10064
11/31/95               10626    13319       10439.11
12/31/95               11307    13630       10689.42
1/31/96                11900    14074       11052.66
2/31/96                12080    14172       11157.47
3/31/96                12662    14361       11456.63
4/31/96                13339    14553       11740.61
5/31/96                13541    14886       11697.91
6/31/96                13593    15004       11287.59
Jul 31, 96             13124    14317       11108.25
Aug 31, 96             13914    14586        11377.2
9/31/96                14276    15464       11314.68
Oct 31, 96             15066    15868       11492.64
11/31/96               15845    17032       11987.22
Dec 31, 96             16464    16751       12058.95

Past performance is not indicative of future results.

 The Ibbotson Hard Assets Index is 75% equities of global companies whose primary business is linked to hard assets and 25% commodity futures. The equity component consists of equal weightings of the MSCI Gold Mines, Non-Ferrous Metals, Energy Sources, and Forest Products and Paper Indices, and the National Association of Real Estate Investment Trusts Equity Index. The commodity component consists of equal weightings of the Goldman Sachs Energy, Precious Metals and Industrial Metals Indices.

                      GLOBAL HARD ASSETS FUND (CLASS B)
                  VS. IBBOTSON HARD ASSETS INDEX VS. S&P 500

                   (dividends and capital gains reinvested)

                                   [GRAPHIC]

$10,000 initial investment        Expenses (net of waivers) taken into account

          Average Annual Total Return*
       ----------------------------------
       Since inception (4/24/96)    19.6%
       ----------------------------------
       * Maximum applicable contingent
         sales charge of 5% taken into account.

            Van Eck             Ibbotson
       Global Hard Assets     Hard Assets
            Fund-B   S&P 500     Index

4/24/96      10000    10000      10000
5/96         10263    10291       9964
6/96         10303    10373       9614
7/96          9949     9898       9461
8/31/96      10552    10084       9690
9/96         10825    10691       9637
10/96        11419    10970       9789
11/96        11997    11775      10210
12/31/96     11955    11581      10271

Past performance is not indicative of future results.



                       GLOBAL HARD ASSETS FUND (CLASS C)
                  VS. IBBOTSON HARD ASSETS INDEX VS. S&P 500

                   (dividends and capital gains reinvested)

                                   [GRAPHIC]

$10,000 initial investment      Expenses (net of waivers) taken into account

          Average Annual Total Return
       ----------------------------------
       1 Year*                      44.2%
       Since inception (11/2/94)    28.9%
       ----------------------------------
       * 1-year redemption charge of 1%
         taken into account.

                      Van Eck            Ibbotson
                 Global Hard Assets     Hard Assets
                      Fund-C   S&P 500    Index

Nov 2, 94              10000    10000     10000
11/94                   9780     9725     9494
12/31/94                9885     9917     9720
1/95                    9580    10157     9284
Feb-95                  9895    10524     9400
Mar-95                 10420    10879     9880
Apr-95                 10599    11183     10061
May-95                 10830    11589     10120
Jun-95                 10914    11914     10120
Jul-95                 11219    12293     10488
Aug-95                 11261    12289     10378
Sep-95                 11292    12858     10446
Oct-95                 10798    12794     10064
Nov-95                 11135    13319     10439.11
12/31/95               11954    13630     10689.42
Jan-96                 12576    14074     11052.66
2/28/96                12765    14172     11157.47
3/31/96                13387    14361     11456.63
4/30/96                14098    14553     11740.61
5/31/96                14309    14886     11697.91
6/30/96                14365    15004     11287.59
7/31/96                13872    14317     11108.25
8/31/96                14712    14586     11377.2
9/30/96                15092    15464     11314.68
10/31/96               15910    15868     11492.64
11/30/96               16716    17032     11987.22
12/31/96               17354    16751     12058.95

Past performance is not indicative of future results.


 The Ibbotson Hard Assets Index is 75% equities of global companies whose primary business is linked to hard assets and 25% commodity futures. The equity component consists of equal weightings of the MSCI Gold Mines, Non-Ferrous Metals, Energy Sources, and Forest Products and Paper Indices, and the National Association of Real Estate Investment Trusts Equity Index. The commodity component consists of equal weightings of the Goldman Sachs Energy, Precious Metals and Industrial Metals Indices.

                         GOLD/RESOURCES FUND (CLASS A)

In 1996, the average gold price rose to $388 an ounce, up 1% from $384 an ounce in 1995. In this environment, gold shares worldwide recorded mixed performances. After hitting a six-year high in February, the price of gold declined. Two key factors contributed to the downturn in the first half of the year: fears of continued central bank selling and a proposal that the International Monetary Fund (IMF) sell gold reserves to finance loans to third-world countries. In the second half of the year, concerns over renewed producer selling and lack of investment demand due to the strong run by financial assets also put pressure on gold's price.

The Gold/Resources Fund rose 2.5% during the year. The Fund had most of its assets in North America (35.9% of investments in Canada and 34.1% in the United States). The Fund also had a substantial position in Australia (25.7%). Australian stocks recorded the best investment results (up 5.2%) for the year. Since Australian stocks generally do not have as much price leverage to bullion as North American gold stocks, they tend to hold up better during downtrends, such as the sharp decline in share prices following their peak at the end of May.


                         Gold/Resources Fund (Class A)
                                  vs. S&P 500

                                   [GRAPHIC]

                   (dividends and capital gains reinvested)

$10,000 initial investment

      Average Annual Total Return*

1 Year                          -3.4%
5 Year                           7.6%
10 Year                          3.5%
Since inception (2/15/86)        5.4%

*Maximum sales charge of 5.75% taken into account.

                        Van Eck
                 Gold/Resources Fund-A       S&P 500
                 ---------------------       -------
2/15/86                     9429              10000
6/30/86                     8705              11608
12/31/86                   11916              11404
6/30/87                    19694              14526
12/31/87                   17546              11995
6/30/88                    16104              13517
12/31/88                   13803              13973
6/30/89                    13557              16280
12/31/89                   16410              18387
6/30/90                    12900              18948
12/31/90                   12084              17815
6/30/91                    11837              20348
12/31/91                   11592              23219
6/30/92                    11965              23066
12/31/92                   11070              24985
6/30/93                    18128              26197
12/31/93                   19714              27492
6/30/94                    17537              26572
12/31/94                   16636              27866
6/30/95                    16760              33479
12/31/95                   17351              38300
6/30/96                    18843              42160
12/31/96                   17786              47071

Past performance is not indicative of future results.

                  INTERNATIONAL INVESTORS GOLD FUND (CLASS A)

In 1996, the average gold price rose to $388 an ounce, up 1% from $384 an ounce in 1995. In this environment, gold shares worldwide recorded mixed performances. North American shares, which represented 43.9% of Fund investments at year-end, rose a few percentage points on average. Some gold shares provided excellent investment opportunities, even without help from the gold price. For example, consolidation within the gold-mining industry has become a reality and corporate activity has led to gains in share prices of several target companies. This corporate activity has created considerable interest in the industry around the world, including Australia. The Australian Gold Index advanced about 5% in U.S. dollars due to a 7% appreciation in the Australian dollar. Australian shares comprised 10.8% of total investments.

The Johannesburg Gold Share Index gained 11% but fell over 12% in U.S. dollars because the South African rand declined over 20%. The currency came under pressure due to the country's inflation rate, which is several points higher than U.S. inflation, and capital flows out of South Africa. Lower commodity prices (South Africa exports appreciable quantities of a wide variety of minerals) and fears of political risks also contributed to the soft currency. The Fund, which was about 38% weighted in South African shares, had a total return of -9.4% for the year.


                 INTERNATIONAL INVESTORS GOLD FUND (CLASS A)
                 VS. S&P VS. MORGAN STANLEY GOLD MINES INDEX
                   (dividends and capital gains reinvested)

                                   [GRAPHIC]

$10,000 initial investment

      Average Annual Total-Return*

1 Year                          -14.6%
5 Year                            3.1%
10 Year                           3.3%
Since inception (2/10/56)       $11.1%

* Maximum sales charge of 5.75% taken into account.

                   Van Eck                  Morgan
                 International             Stanley
                   Investors                 Gold
                Gold Fund-A    S&P 500    Mines Index
                -------------- -------    -----------
12/31/86               9428    10000        10000
6/30/87               13485    12738        14999
12/31/87              12709    10518        14254
6/30/88               10717    11853        10974
12/31/88               9907    12253         9481
6/30/89               10632    14276        10076
12/31/89              14989    16124        14182
6/30/90               11802    16615        10631
12/31/90              10940    15622        10506
6/30/91               11961    17843        10502
12/31/91              11219    20360         9651
6/30/92               10237    20226         8610
12/31/92               7956    21909         7000
6/30/93               14564    22972        13742
12/31/93              16980    24108        16125
6/30/94               15322    23301        14000
12/31/94              16802    24435        14325
6/30/95               14813    29358        14977
12/31/95              15302    33585        15172
6/30/96               15975    36970        15875
12/31/96              13869    41276        14749

Past performance is not indicative of future results.


EXPENSES

Each Fund bears all expenses of its operation other than those incurred by the Adviser under the Advisory Agreements with the Trust. In particular, the Funds pay: investment advisory fees, custodian fees and expenses, legal, accounting and auditing fees and expenses, brokerage fees, taxes, expenses of preparing prospectuses and shareholder reports for existing shareholders, registration fees and expenses (including compensation of the Adviser's employees in relation to the time spent on such matters), Rule 12b-1 distribution expenses (exclusive of International Investors), expenses of the transfer and dividend disbursing agent, the compensation and expenses of Trustees who are not otherwise affiliated with the Trust, the Adviser or any of their affiliates, and any extraordinary expenses. Expenses incurred jointly by the funds in the Van Eck Group of Funds are allocated among the funds in a manner determined by the Trustees to be fair and equitable. Under the Advisory Agreement, the Adviser provides the Funds with office space, facilities and simple business equipment and provides the services of executive and clerical personnel for administering the affairs of the Funds. The Adviser compensates Trustees of the Trust if such persons are employees or affiliates of the Adviser or its affiliates. The Funds reimburse the Adviser for its costs in servicing shareholder accounts and maintaining books and records of each Fund, including general ledger and daily net asset value accounting.

                             PLAN OF DISTRIBUTION

Each of the Funds (except International Investors Gold Fund) has adopted a Plan of Distribution pursuant to Rule 12b-1 (the "Plans") under the Act. The Plans may be terminated at any time by the vote of a majority of the Trustees or by a vote of a majority of the outstanding voting securities of the respective Fund or Class. These plans fall into two broad categories: reimbursement plans and compensation plans. The fees under all Plans are paid quarterly. The National Association of Securities Dealers, Inc. rules may limit the amount payable under the Plans.

Under a reimbursement type plan, the fees, or a percentage thereof, are used for payments to Agents and Brokers who service shareholder accounts of a Fund and the remainder is used for other actual promotional and distribution expenses incurred by the Distributor. A Plan's fees accrued by a Fund in excess of payments to Brokers and Agents and reimbursement to the Distributor for its actual expenses will be retained by the Fund. A reimbursement type plan does not provide for the payment of interest as a distribution expense.

Under a compensation type plan, the fees under the Plan are not directly tied to expenses and payments by the Fund may be more or less than actual expenses incurred under the Plan. The excess of fees received over expenditures may constitute a "profit" to the Distributor.

Both reimbursement and compensation type plans may have a "carry-forward" provision. This provision provides that any reimbursable or payable amount under the Plan attributable to a fiscal year of the Fund may be paid by the Fund in a subsequent fiscal year, including after the termination of a Plan. Amounts payable or reimbursable to the Distributor under the Plan that are not paid because they exceed the annual limitation (carry-forward amounts) are carried forward by the Funds to subsequent years and are paid within the annual limitation in accordance with the Plans. Consequently, shareholders may pay distribution expenses incurred by a Fund prior to becoming a shareholder. Under a Plan without a carry-forward provision, fees paid by a Fund are paid or used to reimburse the Distributor for servicing, promotional and distribution expenses incurred only during the applicable fiscal year.

In the event a Plan with a carry-forward provision is terminated, the Distributor would not be entitled to reimbursement in respect of costs incurred in, or payment for, performing distribution activities which occur after termination of the Plan. However, the Distributor would be entitled to reimbursement of all carry-forward amounts and other costs properly incurred in respect of shares distributed prior to termination of the Plan. The Fund would continue to make payments to the Distributor subject to the annual limitation until such time as all such amounts had been reimbursed.

Gold/Resources Fund-A and U.S. Government Money Fund have reimbursement type plans. The 12b-1 fees are accrued daily at an annual rate of .25% of the average daily net assets.

Global Hard Assets Fund-A, Global Hard Assets Fund-B and Global Hard Assets Fund-C have compensation type plans. The 12b-1 fees are accrued daily at an annual rate of .50% of average daily net assets for Global Hard Assets Fund-A and at an annual rate of 1.00% of average daily net assets for Global Hard Assets Fund-B and Global Hard Assets Fund-C. These Plans have a carry-forward provision which provides that the Distributor, in the event of termination of the Plans, will recoup amounts expended under the Plan, subject to the annual limitation. For the periods prior to April 30, 1998, the Distributor has agreed, with respect to Plans with a carry-forward provision, notwithstanding anything to the contrary in the Plan, to waive its right to reimbursement of carry-forward amounts in the event the Plan is terminated unless the Board of Trustees has determined that reimbursement of such carry-forward amounts is appropriate.

Each Fund pays dealers, through the Distributor, (i) a service fee and a distribution fee, at the time the shares are sold, not to exceed .25% for Class A shares and .75% for Class B shares, of the net asset value of such shares (excluding shares issued for reinvested dividends and distributions) and (ii) after the first anniversary of the sale of shares, fees for services and distribution at annual rates not to exceed an annual rate of .75% for Class C shares, of the average daily net assets (including shares issued for reinvested dividends and distributions). The Distributor may retain from the distribution fee, for the payment of distribution expenses, an amount not to exceed an annual rate of .50% of the average daily net assets. No dealer will receive more than .25% of average daily net assets for servicing. The Distributor will monitor payments under the Plans and will reduce such payments or take such other steps as may be necessary, including payments from its own resources, to assure that Plan payments are consistent with the applicable rules of the National Association of Securities Dealers, Inc.

Holders of Class C shares on which service and distribution fees were paid at the time of sale will be required to pay to the Fund a contingent deferred redemption charge of 1% of the lower of cost or the then current net asset value of any shares redeemed from that Fund before the first anniversary of their purchase. If the shares are exchanged into another fund in the Van Eck Group of Funds offering Class C shares and subsequently redeemed before the first anniversary of their original purchase, the charge will be collected by the other fund for the first fund.

Of the amounts expended under the Plan for the fiscal year ended December 31, 1996 for Global Hard Assets Fund, Gold/Resources Fund and U.S. Government Money Fund, approximately 86% was paid to Brokers and Agents who sold shares and/or service shareholder accounts of the Funds. The remaining 14% was retained by the Distributor as reimbursement for expenses such as printing and mailing prospectuses and sales material to other than current Fund shareholders.

The Glass-Steagall Act prohibits banks from engaging in the business of underwriting, selling or distributing securities such as shares of a mutual fund. Although the scope of this prohibition under the Glass-Steagall Act has not been fully defined, in the Distributor's opinion it should not prohibit banks from being compensated for shareholder servicing. If, because of changes in law or regulation, or because of new interpretations of existing law, a bank or the Funds were prevented from continuing these arrangements, it is expected that the Board would make other arrangements for these services and that shareholders would not suffer adverse financial consequences.

                                  ADVERTISING

From time to time, the Funds may use various media to advertise performance. Past performance is not necessarily indicative of future performance.

U.S. Government Money Fund may advertise its "yield" and "effective yield." Both yield figures are based on historical earnings and are not intended to indicate future performance. The "yield" of the Fund refers to the income generated by an investment in the Fund over a seven-day period (which period will be stated in the advertisement). This income is then "annualized," I.E. the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The "effective yield" is calculated similarly but, when annualized, the income earned by an investment in the Fund is assumed to be reinvested. The "effective yield" will be slightly higher than the "yield" because of the compounding effect of this assumed reinvestment.

All Funds except U.S. Government Money Fund may advertise performance in terms of average annual total return, which is computed by finding the average annual compounded rates of return over a period that would equate the initial amount invested to the ending redeemable value. The calculation assumes the maximum sales charge is deducted from the initial $1,000 payment and assumes all dividends and distributions by the Funds are reinvested on the reinvestment dates during the period, and includes all recurring fees that are charged to all shareholder accounts. In addition, these Funds may advertise aggregate total return for a specified period of time which is determined by ascertaining the percentage change in the net asset value of shares of a Fund initially purchased assuming reinvestment of dividends and capital gains distributions on such shares without giving effect to the length of time of the investment. Sales loads and other non-recurring expenses may be excluded from the calculation of rates of return with the result that such rates may be higher than if such expenses and sales loads were included. All other fees will be included in the calculation of rates of return. Performance of the Funds is computed separately for each Class.

The annual total return, before sales charges, of International Investors Gold Fund for each of the twenty years ended December 31, below, was:

 1977   1978    1979    1980     1981     1982    1983    1984      1985    1986
 ----   ----   ------   -----   -------   -----   ----   -------   ------   ----
 33%    9.5%   176.7%   64.6%   (19.8%)   51.9%   8.8%   (22.9%)   (2.0%)   34%

 1987   1988  1989  1990  1991    1992    1993    1994    1995    1996
 -----  ----- ----- ----- ----- -------- ------- ------- ------- -------
 34.7%  (22%) 51.3% (27%) 2.56% (29.09%) 113.41% (1.04%) (8.93%) (9.37%)


The Funds may quote performance results from recognized services and publications which monitor the performance of mutual funds and the Funds may compare their performance to various published historical indices. These include market, economic and performance data and indices. For example, the Funds may quote Morningstar ratings; market performance of the S&P 500; performance of various economies or economic indicators; or compilations of historical performance data from rating agencies. Micropal, Ltd., a worldwide mutual fund performance evaluation service, is one such rating agency. Lipper Analytical Services is another such rating agency. The Lipper performance analysis assumes reinvestment of capital gains and distributions, but does not give effect to sales charges or taxes. Global Hard Assets Fund is rated in the Natural Resources Funds category or the Global Equity Funds category. Gold/Resources Fund and International Investors Gold Fund are rated in the Gold Oriented Funds category. Global Hard Assets Fund may be compared to the Ibbotson Hard Assets Index or Morgan Stanley natural resource indices. Gold/Resources Fund and International Investors Gold Fund may be compared to indices such as the historical price of gold. See the Appendix in the Statement of Additional Information.

                                     TAXES

Each Fund has qualified and intends to continue to qualify as a "regulated investment company" under the Code and will not pay federal income or excise taxes to the extent that it distributes its net taxable investment income and capital gains. See "Taxes" in the Statement of Additional Information.

Notice as to the tax status of a shareholder's dividends and distributions will be mailed to shareholders annually. Income from dividends and distributions is normally taxable whether or not reinvested. Distributions from net investment income and short-term capital gains are taxed as ordinary income. Distributions of long-term capital gains are taxed at capital gain rates. Dividends or distributions declared in December of any calendar year but paid during January of the following year are treated as received by a shareholder on December 31 of the calendar year. Only a portion of the dividends paid by Gold/Resources Fund are likely to qualify for the 70% dividends received deduction allowable to corporations. None of the dividends paid by the U.S. Government Money Fund qualifies for such deduction. If the Funds fulfill certain requirements, shareholders may be able to claim a foreign tax credit or deduction with respect to certain foreign withholding or other taxes paid to foreign governments during the year.

Distributions of net investment income, and short-term capital gains if any, made to non-resident aliens will be subject to 30% withholding or lower tax treaty rates because such distributions are considered U.S. source income. Currently, the Funds are not required to withhold tax from long-term capital gains distributions paid to non-resident aliens.

The foregoing discussion relates only to generally applicable federal income tax provisions. Shareholders should consult their own tax advisors regarding taxes, including state and local taxes, applicable to dividends, distributions and redemptions.

                           DESCRIPTION OF THE TRUST

Van Eck Funds is an open-end management investment company organized as a "business trust" under the laws of the Commonwealth of Massachusetts.

The Trustees have authority to issue an unlimited number of shares of beneficial interest of each Fund (funds), $.001 par value. Currently eight Funds of the Trust are being offered, which shares constitute the interests in the Asia Dynasty Fund (Class A and B), Global Balanced Fund (Class A and B), Emerging Markets Growth Fund (Class A, B and C), Global Hard Assets Fund (Class A, B and C), Global Income Fund (Class A), International Investors Gold Fund (Class A), Gold/Resources Fund (Class A), and U.S. Government Money Fund. A "fund" is a separate pool of assets which is separately managed and which may have different investment objectives from those of another fund. The Trustees have the authority, without the necessity of a shareholder vote, to create any number of new funds.

Each share of a Fund has equal dividend, redemption and liquidation rights, and, when issued, is fully paid and non-assessable by the Trust, except that expenses related to the distribution of shares of the separate classes, if any, would be borne by the respective classes as appropriate, and could have differing voting rights regarding, for example, the Plans of Distribution. Under the Master Trust Agreement, no annual or regular meeting of shareholders is required. Thus, there will ordinarily be no shareholder meetings unless required by the Act. The Board of Trustees is a self-perpetuating body unless and until fewer than 50% of the Trustees, then serving as Trustees, are Trustees who were elected by shareholders. At that time another meeting of shareholders will be called to elect Trustees. On any matter submitted to the shareholders, the holder of each Trust share is entitled to one vote per share (with proportionate voting for fractional shares). Under the Master Trust Agreement, any Trustee may be removed by vote of two thirds of the outstanding Trust shares; and holders of ten percent or more of the outstanding shares of the Trust can require Trustees to call a meeting of shareholders for purposes of voting on the removal of one or more Trustees. Shareholders of all Funds are entitled to vote on matters affecting all of the Funds (such as the elections of Trustees and ratification of the selection of the Trust's independent accountants). On matters affecting an individual Fund a separate vote of that Fund is required. Shareholders of a Fund are not entitled to vote on any matter not affecting that Fund.

Under Massachusetts law, the shareholders of the Trust could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Master Trust Agreement of the Trust disclaims shareholder liability for acts or obligations of the Trust and require that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the Trustees. The Master Trust Agreement provides for indemnification out of the Trust's property for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations. The Adviser believes that, in view of the above, the risk of personal liability to shareholders is remote.

                            ADDITIONAL INFORMATION
CUSTODIAN

The Custodian of the assets of the Trust is The Chase Manhattan Bank, Chase Metrotech Center, Brooklyn, New York 11245.

TRANSFER AGENT

DST Systems, Inc., 1004 Baltimore, 4th Floor, Kansas City, Missouri 64105, serves as the Funds' transfer agent.

INDEPENDENT ACCOUNTANTS

Coopers & Lybrand L.L.P., 1301 Avenue of the Americas, New York, New York 10019, provides audit services, consultation and advice with respect to financial information in the Trust's filings with the Securities and Exchange Commission, consults with the Trust on accounting and financial reporting matters and prepares the Trust's tax returns.

COUNSEL

Goodwin, Procter & Hoar LLP, One Exchange Place, Boston, Massachusetts 02109, serves as Counsel for the Trust.

                               -----------------
                                 Van Eck Funds
                               -----------------

                               Asia Dynasty Fund

                         Emerging Markets Growth Fund

                             Global Balanced Fund

                            Global Hard Assets Fund

                              Global Income Fund

                              Gold/Resources Fund

                            International Investors
                                   Gold Fund

                          U.S. Government Money Fund


                          Your Investment Dealer is:
                        -------------------------------







            Transfer Agent and Shareholder Service Representative:
                               DST Systems, Inc.
                                P.O. Box 418407
                          Kansas City, Missouri 64141
                                (800) 544-4653




                             [LOGO] VAN ECK GLOBAL

           This prospectus is good until 4/30/98 unless superceded.










                                April 30, 1997

                                    VAN ECK
                        -------------------------------
                                   GOLD AND
                        -------------------------------
                                     MONEY
                        -------------------------------
                                     FUNDS
                        -------------------------------
                                  PROSPECTUS
                        -------------------------------


                            Global Hard Assets Fund

                              Gold/Resources Fund

                            International Investors
                                   Gold Fund

                          U.S. Government Money Fund



                             [LOGO] VAN ECK GLOBAL

PROSPECTUS                                                      APRIL 30, 1997
                             VAN ECK GLOBAL FUNDS
-------------------------------------------------------------------------------

                   99 Park Avenue, New York, New York 10016
                      Account Assistance: (800) 544-4653
-------------------------------------------------------------------------------


Van Eck Funds (the "Trust") is an open-end management investment company consisting of separate funds, each of which has a specific investment objective. This Prospectus relates to four funds of the Trust, Asia Dynasty Fund, Global Balanced Fund, Global Hard Assets Fund and Global Income Fund (collectively, the "Funds").

Asia Dynasty Fund (Class A and Class B)--seeks long-term capital appreciation by investing in the equity securities of companies that are expected to benefit from the development and growth of the economies of the Asia region.

Global Balanced Fund (Class A and Class B)--seeks long-term capital appreciation together with current income. Fiduciary International, Inc. ("FII" or "Sub-Adviser") serves as sub-investment adviser to this Fund.

Global Hard Assets Fund (Class A, Class B and Class C)--seeks long-term capital appreciation by investing globally, primarily in "Hard Asset Securities." Income is a secondary consideration.

GLOBAL INCOME FUND (CLASS A)--seeks high total return through a flexible policy of investing globally, primarily in debt securities. The Fund emphasizes the current income component of total return.

Van Eck Associates Corporation (the "Adviser") 99 Park Avenue, New York, New York 10016, serves as investment adviser to Global Balanced Fund, Global Hard Assets Fund and Global Income Fund. Van Eck Global Asset Management (Asia) Limited, a wholly-owned subsidiary of the Adviser, located in Hong Kong, serves as investment adviser to Asia Dynasty Fund. See "Management." Van Eck Securities Corporation (the "Distributor"), a wholly-owned subsidiary of the Adviser, serves as Distributor of the Funds' shares. See "Purchase of Shares-- Alternative Purchase Arrangements" on page 25 to determine your purchase options for Funds offering different classes of shares.

Investors should be aware that an investment in Asia Dynasty Fund, Global Balanced Fund and Global Hard Assets Fund has greater investment risk than many mutual funds. The Funds intend to engage in a number of investment activities including borrowing for investment purposes (i.e., engage in leveraging), investing in countries with emerging securities markets and economies and investing in restricted securities of unseasoned issuers and non-readily marketable securities. These investment activities are considered to be speculative and could result in additional cost and investment risk to the Funds. Consequently, these Funds are not intended to be a complete investment program and are intended for those investors who can assume greater risk with respect to a portion of their investment portfolio. Further information on the Funds and these activities is provided under "Risk Factors" on pages 14-23 and investors should read this material carefully.

                               ---------------
Shares in the Funds are not deposits or obligations of, or guaranteed or endorsed by, a bank, and the shares are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency.

This Prospectus sets forth concisely information about the Trust and the Funds that you should know before investing. It should be read and retained for future reference. For more information about the Funds, please call the Funds or the Distributor at the above telephone number.

A Statement of Additional Information dated April 30, 1997, which discusses the Trust and the Funds, has been filed with the Securities and Exchange Commission and is incorporated herein by reference. For a free copy, write to the above address or call the telephone number listed above.

-------------------------------------------------------------------------------
THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION
PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
-------------------------------------------------------------------------------

TABLE OF CONTENTS                                                           PAGE
--------------------------------------------------------------------------------
Transaction Data...........................................................   3
Financial Highlights.......................................................   4
The Trust..................................................................   8
Investment Objectives and Policies.........................................   8
Risk Factors...............................................................  14
Limiting Investment Risks..................................................  23
Purchase of Shares.........................................................  24
Exchange Privilege.........................................................  29
Tax-Sheltered Retirement Plans.............................................  31
Investment Programs........................................................  31
Redemption of Shares.......................................................  32
Dividends and Distributions................................................  34
Management.................................................................  34
Plan of Distribution.......................................................  43
Advertising................................................................  44
Taxes......................................................................  45
Description of the Trust...................................................  45
Additional Information.....................................................  46

                               TRANSACTION DATA

The following table is intended to assist an investor in understanding the various direct and indirect costs and expenses borne by an investor in a Fund. The sales charges are the maximum sales charges an investor would incur. Sales charges decline depending on the amount of the purchase, the number of shares an investor already owns or use of various investment programs. See "How to Buy Shares of the Funds." The Adviser may from time to time waive fees and/or reimburse certain expenses of a Fund.

                         ASIA                 GLOBAL                                                    GLOBAL
                     DYNASTY FUND          BALANCED FUND          GLOBAL HARD ASSETS FUND**          INCOME FUND
                   --------------------  ----------------------    --------------------------------  -------------
                   CLASS-A    CLASS-B    CLASS-A      CLASS-B       CLASS-A    CLASS-B    CLASS-C      CLASS-A
                   ---------  ---------  ---------    ---------    ----------  ---------  ---------  -------------
SHAREHOLDER TRANSACTION
 EXPENSES:
 Maximum Sales
  Charge Imposed
  on Purchases(as
  a percent of
  offering
  price).........       4.75%        0%       4.75%           0%        4.75%         0%          0%          4.75%
 +Contingent
  Deferred Sales
  or Redemption
  Charge.........          0%       5.0%         0%         5.0%            0%       5.0%      1.00%             0%
                        ====       ====                    ====         =====       ====       ====         ======
ANNUAL FUND OPERATING
 EXPENSES: (as a percent
 of average net assets)
 Management Fees.        .75%       .75%       .75%++       .75%++       1.00%      1.00%      1.00%           .75%
 12b-1
  Fees/Shareholder
  Servicing
  Fees*..........        .50%      1.00%       .50%        1.00%          .50%      1.00%      1.00%           .25%
 Administration
  Fee............        .25%       .25%       .25%         .25%            0%         0%         0%             0%
 Other Expenses..        .92%       .86%       .67%         .71%          .54%       .56%       .56%           .43%
                        ----       ----       ----         ----         -----       ----       ----         ------
 Transfer and
  Dividend
  Disbursing.....  .27%       .22%       .34%         .50%         .15%        .17%       .17%         .21%
 Custodian Fees..  .36%       .36%       .15%         .15%         .12%        .12%       .12%        --
 Other Expenses..  .29%       .28%       .18%         .06%         .27%        .27%       .27%         .22%
                   ---        ---        ---          ---          ---         ---        ---        -----
 Total Fund
  Operating
  Expenses.......       2.42%      2.86%      2.17%        2.71%         2.04%      2.56%      2.56%          1.43%
                        ====       ====       ====         ====         =====       ====       ====         ======
EXAMPLE: You
 would bear the
 following
 expenses on a
 $1,000
 investment
 assuming (1) 5%
 annual return
 and (2)
 redemption at
 the end of each
 time period
  1 year.........   $ 70.95    $ 78.91    $ 68.46      $ 77.41       $ 67.22    $ 75.91    $ 35.91        $ 61.36
  3 years........   $119.37    $128.59    $112.18      $124.13       $108.42    $119.65    $ 79.65        $ 90.59
  5 years........   $170.42    $170.85    $158.41      $163.47       $152.10   $ 156.04    $136.04        $121.95
 10 years........   $310.04    $318.55    $285.93      $304.15       $273.14   $ 289.51    $289.51        $210.67

--------
 * Long-term shareholders in Funds may pay more than the economic equivalent of the maximum front-end sales charge permitted by the NASD. The shareholder servicing fee will not exceed .25%.
** The Adviser may temporarily reimburse and or waive certain operating expenses of the Fund including management and administrative fees. Such temporary reimbursements/waivers will have the effect of lowering the Fund's expense ratio.
 + The Contingent Deferred Sales Charge on Class B shares is applied to the lesser of purchase price or net asset value at redemption. The charge imposed on such amount is scaled down from 5% during the first year to 0% after the sixth year. A Redemption Charge on Class C shares of 1% is applied to redemptions within the first year after purchase and is applied to the lesser of purchase price or net asset value at redemption.
++ Inclusive of the sub-investment advisory fee, which is paid by the Adviser.

Total Fund Operating Expenses for Asia Dynasty Fund, Global Balanced Fund and Global Income Fund are the actual operating expenses, before fee waivers or expense reimbursements, if any, for the period ended December 31, 1996. Operating Expenses for Global Hard Assets Fund, Class B and Class C, are estimates and assume $40 million in net assets.

The above examples should not be considered a representation of past or future expenses or investment return. Actual expenses may be greater or less than those shown. Information regarding management fees and 12b-1 fees can be found under "Management" and "Plan of Distribution."

                             FINANCIAL HIGHLIGHTS

The Financial Highlights below give selected information for a share of each Fund outstanding for the year or period indicated. The Financial Highlights presented have been audited by Deloitte & Touche LLP, independent accountants, for Global Income Fund for fiscal years through April 30, 1990. For all other periods, the Financial Highlights presented have been audited by Coopers & Lybrand L.L.P., independent accountants, whose report thereon appears in the Funds' Annual Reports, which are incorporated by reference into the Trust's Statement of Additional Information. This information should be read in conjunction with the financial statements and related notes that also appear in the Funds' Annual Reports.

                                                                   ASIA DYNASTY FUND
                      -----------------------------------------------------------------------------------------------------------
                                             CLASS A                                               CLASS B
                      ----------------------------------------------------- -----------------------------------------------------
                                                             FOR THE PERIOD                                        FOR THE PERIOD
                                                               MARCH 22,                                            SEPTEMBER 1,
                                                                1993(a)                                               1993(a)
FOR A SHARE            YEAR ENDED   YEAR ENDED   YEAR ENDED        TO        YEAR ENDED   YEAR ENDED   YEAR ENDED        TO
OUTSTANDING           DECEMBER 31, DECEMBER 31, DECEMBER 31,  DECEMBER 31,  DECEMBER 31, DECEMBER 31, DECEMBER 31,  DECEMBER 31,
THROUGHOUT EACH           1996         1995         1994          1993          1996         1995         1994          1993
PERIOD                ------------ ------------ ------------ -------------- ------------ ------------ ------------ --------------
Net Asset Value,
 Beginning of
 Period..........       $ 12.40      $ 12.13      $ 15.28       $   9.53      $ 12.33      $ 12.09      $ 15.25       $ 11.33

                        -------      -------      -------       --------      -------      -------      -------       -------
Income from
 Investment
 Operations:
 Net Investment
  Loss...........         (0.20)       (0.02)         --           (0.06)+      (0.24)       (0.08)       (0.06)        (0.07)+
 Net Gains (Loss)
  on Securities
  (both realized
  and
  unrealized)....          1.01         0.40        (2.86)          5.88         0.99         0.40        (2.86)         4.06
                        -------      -------      -------       --------      -------      -------      -------       -------
Total from
 Investment
 Operations......          0.81         0.38        (2.86)          5.82         0.75         0.32        (2.92)         3.99
                        -------      -------      -------       --------      -------      -------      -------       -------
Less
 Distributions:
 Dividends from
  Net Investment
  Income.........           --         (0.09)       (0.07)           --           --         (0.06)       (0.02)          --
 Distributions
  from Capital
  Gains..........           --           --         (0.22)         (0.07)         --           --         (0.22)        (0.07)
 Tax Return of
  Capital........           --         (0.02)         --             --           --         (0.02)         --            --
                                                                --------                                              -------
                        -------      -------      -------                     -------      -------      -------
Total
 Distributions...           --         (0.11)       (0.29)         (0.07)         --         (0.08)       (0.24)        (0.07)
                        -------      -------      -------       --------      -------      -------      -------       -------
Net Asset Value,
 End of Period...       $ 13.21      $ 12.40      $ 12.13       $  15.28      $ 13.08      $ 12.33      $ 12.09       $ 15.25

                        =======      =======      =======       ========      =======      =======      =======       =======
Total Return (b).         6.53%        3.13%      (18.72%)        61.16%        6.08%        2.65%      (19.15%)       35.22%

-------------------------------------------------------------------------------
Ratios/Supplementary
 Data
Net Assets, End
 of Period (000).       $44,351      $64,275      $83,787       $108,661      $20,296      $27,234      $35,024       $26,205
Ratios of Gross
 Expenses to
 Average Net
 Assets (c)......         2.42%        2.03%        1.85%          2.09%        2.86%        2.41%        2.38%         3.04%
Ratio of Net
 Expenses to
 Average Net
 Assets..........         2.42%        2.03%        1.85%          1.92% *      2.86%        2.41%        2.38%         3.04% *
Ratio of Net
 Investment Loss
 to Average Net
 Assets..........        (0.73%)      (0.08%)        -- %         (0.68%)*     (1.14%)      (0.52%)      (0.50%)       (2.17%)*
Portfolio
 Turnover Rate...        52.97%       57.06%       51.08%         14.63%       52.99%       57.06%       51.08%        14.63%
Average
 Commission
 Rate Paid (d)...       $0.0049                                               $0.0049

--------
(a)Commencement of operations.
(b) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and capital gains at net asset value during the period and a redemption on the last day of the period. A sales charge is not reflected in the calculation of total dividends and return. Total return for the period of less than one year is not annualized.
(c) Had the Adviser not agreed to assume a portion of expenses of Class A.
(d) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for trades in which a commission is charged.
 * Annualized.
 + Based on average shares outstanding.

                                          GLOBAL BALANCED FUND
                          --------------------------------------------------------
                                                 CLASS A
                          --------------------------------------------------------
                                                                    FOR THE PERIOD
                                                                     DECEMBER 20,
                                                                       1993(A)
                           YEAR ENDED    YEAR ENDED   YEAR ENDED          TO
                          DECEMBER 31,  DECEMBER 31, DECEMBER 31,    DECEMBER 31,
FOR A SHARE OUTSTANDING       1996          1995         1994            1993
THROUGHOUT EACH PERIOD    ------------  ------------ ------------   --------------
Net Asset Value,
 Beginning of Period....    $ 10.31       $  9.07      $  9.53         $  9.53
                            -------       -------      -------         -------
Income from Investment
 Operations:
 Net Investment Income..       0.12          0.07+        0.19 +           --
 Net Gains (Loss) on
  Securities (both
  realized and
  unrealized)...........       1.15          1.31        (0.56)            --
                            -------       -------      -------         -------
Total from Investment
 Operations.............       1.27          1.38        (0.37)            --
                            -------       -------      -------         -------
Less Distributions:
 Dividends from Net
  Investment Income.....      (0.11)        (0.14)       (0.09)            --
 Distribution from
  Capital Gains.........      (1.10)          --           --              --
                            -------       -------      -------         -------
                              (1.21)        (0.14)       (0.09)            --
                            -------       -------      -------         -------
Net Asset Value, End of
 Period.................    $ 10.37       $ 10.31      $  9.07         $  9.53
                            =======       =======      =======         =======
Total Return (b)........     12.28%        15.30%       (3.90%)             0%

-------------------------------------------------------------------------------
Ratios/Supplementary
 Data
Net Assets, End of
 Period (000)...........    $29,331       $30,632      $13,986         $   562
Ratio of Gross Expenses
 to Average Net Assets..       2.54%         2.69%        2.59%           7.76%
Ratio of Net Expenses to
 Average Net Assets.....      2.17%(c)      2.69%         1.06%(c)       0.25% *(c)
Ratio of Net Investment
 Income (Loss) to
 Average Net Assets.....       1.05%         0.68%        1.99%         (0.25%)*
Portfolio Turnover Rate.     114.30%       196.69%      174.76%              0%
Average Commission Rate
 Paid(d)................    $0.0399


                       FINANCIAL HIGHLIGHTS--(CONTINUED)

                                          GLOBAL BALANCED FUND
                          -------------------------------------------------------
                                                 CLASS B
                          -------------------------------------------------------
                                                                   FOR THE PERIOD
                                                                    DECEMBER 20,
                                                                      1993(A)
                           YEAR ENDED    YEAR ENDED   YEAR ENDED         TO
                          DECEMBER 31,  DECEMBER 31, DECEMBER 31,   DECEMBER 31,
FOR A SHARE OUTSTANDING       1996          1995         1994           1993
THROUGHOUT EACH PERIOD    ------------  ------------ ------------  --------------
Net Asset Value,
 Beginning of Period....    $ 10.28        $ 9.02       $ 9.53        $  9.53
                            -------        ------       ------        -------
Income from Investment
 Operations:
 Net Investment Income..       0.06          0.01         0.11 +          --
 Net Gains (Loss) on
  Securities (both
  realized and
  unrealized)...........       1.14          1.28        (0.57)           --
                            -------        ------       ------        -------
Total from Investment
 Operations.............       1.20          1.29        (0.46)           --
                            -------        ------       ------        -------
Less Distributions:
 Dividends from Net
  Investment Income.....      (0.06)        (0.03)       (0.05)           --
 Distribution from
  Capital Gains.........      (1.10)          --           --             --
                            -------        ------       ------        -------
                              (1.16)        (0.03)       (0.05)           --
                            -------        ------       ------        -------
Net Asset Value, End of
 Period.................    $ 10.32        $10.28       $ 9.02        $  9.53
                            =======        ======       ======        =======
Total Return (b)........     11.49%        14.54%       (4.84%)            0%

--------------------------------------------------------------------------------
Ratios/Supplementary
 Data
Net Assets, End of
 Period (000)...........    $ 4,932        $6,151       $5,628           $130
Ratio of Gross Expenses
 to Average Net Assets..       3.19%         3.20%        3.21%          8.51%
Ratio of Net Expenses to
 Average Net Assets.....      2.71%(c)      3.20%         1.88%(c)      1.00% *(c)
Ratio of Net Investment
 Income (Loss) to
 Average Net Assets.....       0.51%         0.14%        1.14%        (1.00%)*
Portfolio Turnover Rate.     114.30%       196.69%      174.76%             0%
Average Commission Rate
 Paid(d)................    $0.0399

--------
(a) Commencement of operations.
(b) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of dividends at net asset value during the period and a redemption on the last day of the period. A sales charge is not reflected in the calculations of total return. Total return for a period of less than one year is not annualized.
(c) After expenses reduced by a custodian fee, directed brokerage or advisory fee waiver arrangement.
(d) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for trades in which a commission is charged.
 *  Annualized.
 +  Based on average shares outstanding.

                                                 GLOBAL HARD ASSETS FUND
                          --------------------------------------------------------------------------
                                    CLASS A                CLASS B              CLASS C
                          ------------------------------ ------------ ------------------------------
                                              FOR THE      FOR THE                        FOR THE
                                               PERIOD       PERIOD                         PERIOD
                            YEAR ENDED      NOVEMBER 2,   APRIL 24,     YEAR ENDED      NOVEMBER 2,
                           DECEMBER 31,      1994(a) TO   1996(a) TO   DECEMBER 31,      1994(a) TO
                          ----------------  DECEMBER 31, DECEMBER 31, ----------------  DECEMBER 31,
FOR A SHARE OUTSTANDING    1996     1995        1994         1996      1996     1995        1994
THROUGHOUT EACH PERIOD    -------  -------  ------------ ------------ -------  -------  ------------
Net Asset Value, Begin-
 ning of Period.........  $ 10.68  $  9.41    $  9.53      $ 12.55    $ 10.76  $  9.41    $  9.53
                          -------  -------    -------      -------    -------  -------    -------
Income from Investment
 Operations:
 Net Investment Income..     0.15     0.32+     0.010+        0.11       0.11     0.34+      0.01+
 Net Gains (Loss) on
  Investments (both
  realized and
  unrealized)...........     4.70     1.57     (0.115)        2.95       4.73     1.63      (0.12)
                          -------  -------    -------      -------    -------  -------    -------
Total from Investment
 Operations.............     4.85     1.89     (0.105)        3.06       4.84     1.97      (0.11)
                          -------  -------    -------      -------    -------  -------    -------
Less Distributions:
 Dividends from Net
  Investment Income.....    (0.14)   (0.62)    (0.015)       (0.14)     (0.11)   (0.62)     (0.01)
 Distributions from
  Capital Gains.........    (0.95)     --         --         (0.95)     (0.95)     --         --
 Tax Return of Capital..    (0.02)     --         --         (0.02)     (0.02)     --         --
                          -------  -------    -------      -------    -------  -------    -------
                            (1.11)   (0.62)    (0.015)       (1.11)     (1.08)   (0.62)     (0.01)
                          -------  -------    -------      -------    -------  -------    -------
Net Asset Value, End of
 Period.................  $ 14.42  $ 10.68    $  9.41      $ 14.50    $ 14.52  $ 10.76    $  9.41

                          =======  =======    =======      =======    =======  =======    =======
Total Return (b)........   45.61%   20.09%     (1.10%)      24.55%     45.18%   20.94%     (1.20%)

-------------------------------------------------------------------------------
Ratios/Supplementary
 Data
Net Assets, End of Pe-
 riod (000).............  $27,226  $ 3,820    $ 1,419      $ 1,806    $ 1,935  $   181    $     8
Ratio of Gross Expenses
 to Average Net Assets
 (c)....................    2.63%    4.05%      3.40%        3.27%      6.02%   37.88%     39.49%
Ratio of Net Expenses to
 Average Net Assets.....    0.72%       0%      0.15% *      1.64% *    1.31%       0%      0.56% *
Ratio of Net Investment
 Income to Average
 Net Assets.............    1.45%    3.08%      0.84% *      0.53% *    0.84%    3.30%      0.53% *
Portfolio Turnover Rate.  163.91%  179.33%         0%      163.91%    163.91%  179.33%         0%
Average Commission Rate
 Paid (d)...............  $0.0178                          $0.0178    $0.0178

-------
(a)Commencement of operations.
(b) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of dividends at net asset value during the period and a redemption on the last day of the period. A sales charge is not reflected in the calculation of total return. Total return for a period of less than one year is not annualized.
(c) Had the Adviser not assumed expenses or had expenses not been reduced by custodian fee and directed brokerage arrangements.
(d) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for trades in which a commission is charged.
 *Annualized.
 +Based on average shares outstanding.

                       FINANCIAL HIGHLIGHTS--(CONCLUDED)

                                                        GLOBAL INCOME FUND (CLASS A)
                          ----------------------------------------------------------------------------------------------------
                                         YEAR
                                        ENDED                        EIGHT MONTHS
                                     DECEMBER 31,                       ENDED               YEAR ENDED APRIL 30,
                          ----------------------------------------   DECEMBER 31, --------------------------------------------
FOR A SHARE OUTSTANDING    1996       1995       1994       1993         1992       1992     1991     1990     1989     1988
THROUGHOUT EACH PERIOD    -------   --------   --------   --------   ------------ --------  -------  -------  -------  -------
Net Asset Value,
 Beginning of Period....  $  9.00   $   8.15   $   8.96   $   9.28     $   9.91   $   9.75  $  9.44  $  9.10  $ 10.09  $  9.25
                          -------   --------   --------   --------     --------   --------  -------  -------  -------  -------
Income From Investment
 Operations:
 Net Investment Income..     0.47       0.47       0.55+      0.75         0.51      0.770     0.99    0.953     0.86     0.67
 Net Gains or (Loss) on
  Securities (both
  realized and
  unrealized)...........    (0.27)      0.92      (0.80)     (0.31)       (0.50)     0.460     0.51    0.347    (0.47)    0.53
                          -------   --------   --------   --------     --------   --------  -------  -------  -------  -------
  Total From Investment
   Operations...........     0.20       1.39      (0.25)      0.44         0.01      1.230     1.50    1.300     0.39     1.20
                          =======   ========   ========   ========     ========   ========  =======  =======  =======  =======
Less Distributions:
 Dividends From Net
  Investment Income(b)..    (0.42)    (0.54)        --       (0.05)       (0.47)    (0.853)   (0.96)  (0.944)   (1.11)   (0.35)
 Distributions From
  Capital Gains.........      --         --         --       (0.01)       (0.17)    (0.217)   (0.23)  (0.016)   (0.27)   (0.01)
 Distributions from
  Aggregate Paid in
  Capital...............      --         --       (0.56)     (0.70)         --         --       --       --       --       --
                          -------   --------   --------   --------     --------   --------  -------  -------  -------  -------
  Total Distributions...    (0.42)    (0.54)      (0.56)     (0.76)       (0.64)    (1.070)   (1.19)  (0.960)   (1.38)   (0.36)
                          =======   ========   ========   ========     ========   ========  =======  =======  =======  =======
Net Asset Value, End of
 Period.................  $  8.78   $   9.00   $   8.15   $   8.96     $   9.28   $   9.91  $  9.75  $  9.44  $  9.10  $ 10.09
                          =======   ========   ========   ========     ========   ========  =======  =======  =======  =======
Total Return(a)(c)......    2.33%     17.27%     (2.79%)     4.90%       (0.18%)    13.19%   16.49%   15.00%    4.17%   13.30%
-------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTARY
 DATA
Net Assets, End of
 Period (000)...........  $75,814   $112,375   $137,242   $251,725     $290,961   $187,241  $84,016  $39,592  $36,383  $27,646
Ratio of Gross Expenses
 to Average
 Net Assets.............    1.46%**    1.60%**    1.56%**    1.93%**      1.32%*     1.39%    1.61%    1.60%    1.56%    1.93%
Ratio of Net Expenses to
 Average
 Net Assets.............    1.43%*     1.52%      1.39%      1.27%        1.32%*     1.39%    1.61%    1.42%    0.40%    0.00%
Ratio of Net Income to
 Average
 Net Assets.............    4.98%      5.21%      6.55%      8.01%        7.58%*     7.92%   10.00%   10.27%    9.10%    9.20%
Portfolio Turnover Rate.   157.5%     269.5%     148.4%     108.6%        44.2%     108.9%   276.1%   289.7%   386.3%   306.0%

--------
(a) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of dividends and distributions at net asset value during the period and a redemption on the last day of the period. A sales charge is not reflected in the calculation of total return. Total returns calculated for a period of less than one year are not annualized.
(b) Due to a change in the dividend declaration policy, thirteen monthly dividends were recorded in the fiscal year ended April 30, 1992.
(c) The Adviser waived and/or reimbursed all or a portion of the Fund's fees and expenses for fiscal years ended April 30, 1988, 1989 and 1990. If all or a portion of fees and expenses were not waived or reimbursed, total return would have been 11.37%, 3.01%, and 14.82%, respectively.
 * Annualized
** If expenses were not assumed by the Adviser or reduced by a custodian fee arrangement.
 + Based on average shares outstanding.

                                   THE TRUST

Each of the Funds is a separate series (fund) of the Trust, a business trust organized under the laws of the Commonwealth of Massachusetts on April 3, 1985. Class A shares are denoted with the suffix -A, Class B shares with the suffix -B and Class C shares with the suffix -C. The Funds are known as the Van Eck Global Funds. The Trust also consists of other series, which, together with the Funds, are hereinafter referred to as the "Van Eck Group of Funds."

Asia Dynasty Fund is classified as diversified as defined in the Investment Company Act of 1940, as amended (the "Act"). This means that with respect to 75% of the Fund's assets, the Fund may not invest more than 5% of its total assets in any issuer or invest in more than 10% of the outstanding voting securities of any issuer. Global Balanced Fund, Global Hard Assets Fund and Global Income Fund are classified as non-diversified, which means that the proportion of the Fund's assets that may be invested in the securities of a single issuer is not limited by the Act. However, to meet other requirements, the Fund at the close of each quarter of its taxable year must, in general, limit its investments so that (i) no more than 25% of its assets are invested in the securities of a single issuer, (ii) with respect to 50% of the Fund's assets, no more than 5% of its assets at the time of purchase are invested in a single issuer and (iii) the Fund will not own more than 10% of the outstanding voting securities of any one issuer.

                      INVESTMENT OBJECTIVES AND POLICIES

A description of the investment objectives and policies of each Fund is set forth below. The investment objective of a Fund may not be changed without the affirmative vote of a majority of the outstanding securities of that Fund, as defined in the Act. As a result of the market risk inherent in any investment, there is no assurance that the Funds will achieve their objectives. For further information about a Fund's investment policies, see "Investment Objectives and Policies of the Funds" in the Statement of Additional Information.

ASIA DYNASTY FUND

OBJECTIVE:

Asia Dynasty Fund seeks long-term capital appreciation by investing in the equity securities of companies that are expected to benefit from the development and growth of the economies of the Asia region.

POLICIES:

The Fund expects that substantially all of its assets will normally be invested in equity securities, warrants and equity options of "Asia Growth Companies." Asia Growth Companies consist of companies that (a) are located in or whose securities are principally traded in an "Asia Region" country, as defined below, (b)(i) have at least 50% of their assets in one or more countries located in the Asia Region or (ii) derive at least 50% of their gross sales revenues or profits from providing goods or services to, from or within one or more countries located in the Asia Region or (c) have manufacturing or other operations in China that are significant to such companies. These investments are typically listed on stock exchanges or traded in the over-the-counter markets in Asia Region countries, but may be traded on exchanges or in markets outside the Asia Region. Similarly, the principal offices of these companies may be located outside these countries.

The Fund will, under normal market conditions, invest at least 65% of its total assets in equity securities of companies located in, or expected to benefit from the growth of the economies of countries located in the Asia Region. Asia Region countries include Burma, Cambodia, Hong Kong, India, Indonesia, Korea, Laos, Malaysia, Pakistan, Peoples Republic of China ("China"), the Philippines, Singapore, Sri Lanka, Taiwan, Thailand and Vietnam. Currently, the Fund does not consider Australia, Japan and New Zealand to be part of the Asia Region. The countries constituting the Asia Region may be changed by the Board without obtaining shareholder approval. The Fund may commit 25% or more of its total assets to any one country in the Asia Region. There can be no assurance that the Fund will meet its investment objective. An investment in the Fund's shares should be considered part of an overall investment program rather than a complete investment program.

The Fund currently invests more than 25% of its total assets in Hong Kong, but has not identified any other country in which it currently intends to invest to this extent. China is scheduled to assume sovereignty over Hong Kong on July 1, 1997. Business confidence in Hong Kong can be significantly affected by such developments, which in turn can affect markets and business performance. China governmental actions can have a significant effect on the economic conditions in the Asia Region, which could adversely affect the value and liquidity of the Fund's investments.

The Chinese, Hong Kong and Taiwanese stock markets are undergoing a period of growth and change which may result in trading volatility and difficulties in the settlement and recording of transactions, and in interpreting and applying the relevant law and regulations. In particular, the securities industry in China and laws regarding fiduciary duties of officers and directors and the protection of shareholders are not well developed. China and certain of the other Asia Region countries do not have securities laws of nationwide applicability. As changes to the Chinese legal system develop, the promulgation of new laws, interpretation of existing laws and the preemption of local laws by national laws may adversely affect foreign investors, including the Fund. The uncertainties faced by foreign investors in China are exacerbated by the fact that many laws, regulations and decrees of China are not publicly available, but merely circulated internally. Similar risks exist in other Asia Region countries.

In addition, Chinese and other Asia Region stockbrokers and other intermediaries may not perform as well as their counterparts in the United States and other more developed securities markets. The prices at which the Fund may acquire investments may be affected by trading by persons with material non-public information and by securities transactions by brokers in anticipation of transactions by the Fund in particular securities.

The Fund may invest up to 5% of its net assets in options on equity securities and up to 5% of its net assets in warrants, including options and warrants traded in over-the-counter markets. The Fund may buy and sell financial futures contracts and options on financial futures contracts. The Fund may purchase or sell puts and calls on foreign currencies and securities, and invest in "when issued" securities, "partly paid" securities (securities paid for over a period of time), and securities of foreign issuers. The Fund may lend its portfolio securities and borrow money for investment purposes (i.e., leverage its portfolio). For a further discussion of these investments, see "Risk Factors."

Equity securities, for purposes of the 65% policy, include common and preferred stocks; direct equity interests in trusts, partnerships, joint ventures and other unincorporated entities or enterprises; special classes of shares available only to foreign persons in such markets that restrict the ownership of certain classes of equity to nationals or residents of the country; convertible preferred stocks; and convertible debt instruments. Debt securities issued by Asia Growth Companies are typically unrated. See "Risk Factors--Direct Investments" for a discussion of the risks associated with direct investments.

Over the past 20 years, the major Asian economies have generally performed better than those of Europe and the United States. Although these markets are volatile, the Fund's investment adviser believes that investment in the Asia Region offers the opportunity for long-term capital appreciation which the Fund's investment adviser believes may be greater than that of the mature markets of Western Europe and the United States.

GLOBAL BALANCED FUND

OBJECTIVE:

Global Balanced Fund seeks long-term capital appreciation together with current income.

POLICIES:

The Fund intends to achieve its investment objective by investing its assets in the United States and other countries throughout the world, and by allocating its assets among equity securities, fixed-income securities and short-term instruments.

The Adviser believes that allocation of assets into many countries and across asset classes can, over the long-term, provide higher returns than portfolios invested solely in bonds with lower risk or volatility or than portfolios invested entirely in stocks. Thus, the "risk-adjusted return" of a diversified portfolio has the potential to be more attractive than some other, more concentrated portfolios. In addition, the balanced approach reduces the risk where events in any one country may adversely affect the entire portfolio. Investors should note, however, that a balanced portfolio will generally be more volatile than a portfolio consisting solely of bonds and may provide lower returns than a portfolio consisting solely of stocks. Investors should also be aware that although the Fund diversifies across more investment types than most mutual funds, no one mutual fund can provide a complete investment program for all investors. There can be no assurance that allocation of assets both globally and across asset classes will reduce these risks or that the Fund will achieve its investment objective.

The Fund seeks investment opportunities in the world's major stock, bond and money markets. Under normal conditions, the Fund will invest its assets in at least three countries including the United States. There is no limitation or restriction on the amount of assets to be invested in any one asset class or country. However, at least 25% of the Fund's total assets will always be invested in fixed-income senior securities and at least 25% of the Fund's total assets will always be invested in equities. Over the long-term, the Fund will attempt to invest a minimum of 25% of its assets in the United States, with the balance outside the United States, and the Fund will attempt to maintain an asset allocation of 60% in equity securities and 40% in fixed-income securities and short-term instruments.

The Fund will not invest more than 10% of its assets in the securities of developing countries with emerging economies or securities markets. The Fund may invest in asset-backed securities such as collateralized mortgage obligations and other mortgage and non-mortgage asset-backed securities.

The average maturity of the debt securities in the Fund's portfolio will be based on the judgment of FII as to future interest rate changes. The assets of the Fund invested in fixed income securities will consist of securities which are believed by FII to be high grade, that is, rated A or better by Standard & Poor's Corporation ("S&P") or Moody's Investors Service, Inc. ("Moody's), Fitch-1 by Fitch or Duff-1 by Duff & Phelps ("D&P") or if unrated, to be of comparable high quality in the judgment of FII, subject to the supervision of the Board of Trustees and the Adviser. The assets of the Fund invested in short-term instruments will consist primarily of securities rated in the highest category (for example, commercial paper rated "Prime-1" or "A-1" by Moody's and S&P, respectively) or if unrated, in instruments that are determined to be of comparable quality or are insured by foreign or U.S. governments, their agencies or instrumentalities as to payment of principal and interest. See "Risk Factors--Debt Securities."

During periods of adverse or unusual economic and/or market conditions, the Fund may, for temporary defensive purposes, make substantial investments in obligations of the U.S. Government, debt obligations of one or more foreign governments, certificates of deposit, bankers' acceptances, high grade commercial paper and repurchase agreements. For temporary defensive purposes, the Fund can have all of its assets invested in any one country or currency.

The Fund may invest up to 5% of its net assets in options on equity securities and up to 5% of its net assets in warrants, including options and warrants traded in over-the-counter markets. The Fund may buy and sell financial futures contracts and options on financial futures contracts. The Fund may purchase or sell puts and calls on foreign currencies and securities, and invest in "when-issued" securities, "partly paid" securities (securities paid for over a period of time), and securities of foreign issuers. The Fund may lend its portfolio securities and borrow money for investment purposes (i.e., leverage its portfolio). For a further discussion of these investments, see "Risk Factors."

FII serves as sub-investment adviser to the Fund. FII is a wholly-owned subsidiary of Fiduciary Investment Corporation, which, in turn, is a wholly-owned subsidiary of Fiduciary Trust Company International. Fiduciary Trust Company International has more than 30 years of experience in managing funds that invest in international markets. The Adviser believes FII has unique knowledge and experience in global investing.

FII will determine the amount of the Fund's assets to be invested in domestic and foreign securities and the allocations to each asset class abroad will be based on its assessment of where opportunities for long-term capital appreciation and current income are expected to be most attractive. When making this determination, FII will evaluate the political and economic risks of the principal countries of the world, the relationship of their currencies to the U.S. dollar, the outlook for their interest rates, credit quality, GNP growth, inflation trends, yield relationships between markets, sectors, and issues, demand and supply for funds, and a variety of other factors. FII employs a "top down" assessment approach of countries, regions and currencies and a "bottom up" assessment approach of stocks within selected sectors.

GLOBAL HARD ASSETS FUND

OBJECTIVE:

Global Hard Assets Fund seeks long-term capital appreciation by investing primarily in "Hard Asset Securities." Income is a secondary consideration.

POLICIES:

The Adviser believes "Hard Asset Securities" (as defined below) offer an opportunity to achieve long-term capital appreciation and to protect wealth against eroding monetary values during periods of cyclical economic expansions. Since the market action of Hard Asset Securities may move against or independently of the market trend of industrial shares, the addition of such securities to an overall portfolio may increase the return and reduce the price fluctuations of such a portfolio. There can be no assurance that an increased rate of return or a reduction in price fluctuations of a portfolio will be achieved. An investment in the Fund's shares should be considered part of an overall investment program rather than a complete investment program.

Hard Asset Securities include equity securities of "Hard Asset Companies" and securities, including structured notes, whose value is linked to the price of a Hard Asset commodity or a commodity index. See "Risk Factors--Indexed Securities and Structured Notes." "Hard Asset Companies" includes companies that are directly or indirectly (whether through supplier relationships, servicing agreements or otherwise) engaged to a significant extent in the exploration, development, production or distribution of one or more of the following (together "Hard Assets"): (i) precious metals, (ii) ferrous and non-ferrous metals, (iii) gas, petroleum, petrochemicals or other hydrocarbons,
(iv) forest products, (v) real estate and (vi) other basic non-agricultural commodities. The Adviser considers that a company is engaged to a "significant extent" in these activities if it derives at least 50% of its gross sales revenues or profits from them.

Under normal market conditions, the Fund will invest at least 65% of its total assets in "Hard Asset Securities" and the Fund will invest at least 5% of its assets in each of the first five sectors listed above. The Fund has a fundamental policy of concentrating in such industries and may invest up to 50% of its assets in any one of the above sectors. Therefore, it may be subject to greater risks and market fluctuations than other investment companies with more diversified portfolios. Some of these risks include: volatility of energy and basic materials prices; possible instability of the supply of various Hard Assets; the risks generally associated with extraction of natural resources; actions and changes in government which could affect the production and marketing of Hard Assets; and Hard Asset Securities may also experience greater price fluctuations than the relevant Hard Asset.

The Fund seeks investment opportunities worldwide. Under normal conditions, the Fund will invest its assets in at least three countries including the United States. There is no limitation or restriction on the amount of assets to be invested in any one country, developed or underdeveloped. Global investing involves economic and political considerations not typically applicable to the U.S. markets. See "Risk Factors--Foreign Securities" and "Risk Factors--Emerging Market Securities" below.

The Fund may invest in common stocks; preferred stocks (either convertible or non-convertible); rights; warrants; direct equity interests in trusts, partnerships, joint ventures and other incorporated entities or enterprises; and special classes of shares available only to foreign persons in those markets that restrict ownership of certain classes of equity to nationals or residents of that country. Direct investments are generally considered illiquid and will be aggregated with other illiquid investments for purposes of the limitation on illiquid investments. The Fund may invest up to 10% of its net assets, taken at market value at the time of investment, in precious metals, whether in bullion or coins.

The Fund may invest in lower quality, high-yielding debt securities (commonly referred to as "junk bonds") of Hard Asset Companies rated as low as CCC by S&P or Caa by Moody's. These debt instruments have some "equity" characteristics in that, while not directly linked, their value may increase or decrease with the value of a Hard Asset, reflecting the ability of the Hard Asset Company to make scheduled payments of interest and principal. Lower rated debt securities are considered speculative and involve greater risk of loss than higher rated debt securities and are more sensitive to changes in the issuer's capacity to pay. Debt rated Caa or CCC presents a significantly greater risk of default than do higher rated securities and, in times of poor business or economic conditions, the Fund may lose interest and/or principal on such securities. In addition to sensitivity to interest rates, debt securities of Hard Asset Companies may fluctuate in price in connection with changes in the price of the relevant Hard Asset. The Fund will not invest more than 25% of its assets in debt securities rated below BBB by S&P or Baa by Moody's.

The Fund may invest in derivatives, see "Risk Factors" below. Derivatives in which the Fund may invest include futures contracts, forward contracts, options, swaps and structured notes and other similar securities as may become available in the market. The Fund may invest in indexed securities whose value is linked to one or more currencies, interest rates, commodities, or financial or commodity indices. An indexed security enables the investor to purchase a note whose coupons and/or principal redemption are linked to the performance of an underlying asset. Indexed securities may be publicly traded or may be two-party contracts (such two-party agreements are structured notes). When the Fund purchases a structured note it will make a payment of principal to the counterparty. The Fund will purchase structured notes only from counterparties rated A or better by S&P, Moody's or another nationally recognized statistical rating organization. The Adviser will monitor the liquidity of structured notes under the supervision of the Board of Trustees and structured notes determined to be illiquid will be aggregated with other illiquid securities and limited to 15% of the net assets of the Fund. Indexed securities may be more volatile than the underlying instrument itself, and present many of the same risks as investing in futures and options. Indexed securities are also subject to credit risks associated with the issuer of the security with respect to both principal and interest. In addition, the Fund may invest in futures and forward contracts and options on precious metals and other Hard Assets. Only securities linked to one or more non-agricultural commodities or commodity indices will be considered a Hard Asset Security.

The Fund may invest up to 5% of its net assets in premiums for options on equity securities and equity indexes and up to 5% of its net assets in warrants, including options and warrants traded in over-the-counter markets. Warrants received as dividends on securities held by the Fund and warrants acquired in units or attached to securities are not included in this restriction. The Fund may buy and sell financial futures contracts and options in financial futures contracts. The Fund may purchase or sell puts and calls on foreign currencies and securities; invest in "when-issued" securities, "partly paid" securities (securities paid for over a period of time) and securities of foreign issuers; and may lend its portfolio securities and borrow money for investment purposes.

The Fund may invest up to 35% of its total assets in debt securities whose value is not linked to the value of a Hard Asset or a Hard Asset Company and in other securities of companies which are not Hard Asset Companies. Non-Hard Asset debt securities include high grade, liquid debt securities of foreign companies, foreign governments and the U.S. Government and their respective agencies, instrumentalities, political subdivisions and authorities, as well as in money market instruments denominated in U.S. dollars or a foreign currency.

The Adviser believes the Fund may offer a hedge against inflation, particularly commodity price driven inflation. However, there is no assurance that rising commodity (or other hard asset) prices will result in higher earnings or share prices for the Hard Asset Companies in the Fund. Hard Asset Company equities are affected by many factors, including movements in the overall stock market. Inflation may cause a decline in the overall stock market, including the stocks of Hard Asset Companies.

The assets of the Fund invested in fixed income securities, excluding fixed income securities whose value is linked to the value of a Hard Asset and of Hard Asset Companies, will consist of securities which are believed by the Adviser to be high grade, that is rated A or better by S&P or Moody's, Fitch-1 by Fitch or Duff-1 by D&P or if unrated, of comparable quality in the judgment of the Adviser, subject to the supervision of the Board of Trustees. The assets of the Fund invested in short-term instruments will consist primarily of securities rated in the highest category (for example, commercial paper rated "Prime-1" or "A-1" by Moody's and S&P, respectively) or if unrated, in instruments that are determined to be of comparable quality in the judgment of the Adviser, subject to the supervision of the Board of Trustees, or are insured by foreign or U.S. governments, their agencies or instrumentalities as to payment of principal and interest. The Fund may invest up to 10% of its assets in asset-backed securities such as collateralized mortgage obligations and other mortgage and non-mortgage asset-backed securities. Asset-backed securities backed by Hard Assets and whose value is expected to be linked to underlying Hard Assets are excluded from the 10% limitation. See "Risk Factors--Debt Securities".

Although the Fund will not invest in real estate directly, it may invest up to 50% of its assets in equity securities of real estate investment trusts ("REIT's") and other real estate industry companies or companies with substantial real estate investments.

REITs are pooled investment vehicles which invest primarily in income producing real estate or real estate related loans or interests. REIT's and other real estate investments of the Fund are subject to certain risks. See "Risk Factors--Real Estate Securities."

The Fund may invest in South African issuers. Political and social conditions in South Africa, due to the unsettled political conditions which could recur in South Africa or its neighboring countries, may pose certain risks to the Fund's investments. If aggravated by local or international developments, such risks could have an adverse effect on investments in South Africa, including the Fund's investments and, under certain conditions, on the liquidity of the Fund's portfolio and its ability to meet shareholder redemption requests. The ability of the Fund to invest or hold its investments in South African companies may be further affected by changes in the United States or South African laws and regulations.

The Fund may, for temporary defensive purposes, make substantial investments in obligations of the U.S. Government, debt obligations of one or more foreign governments, certificates of deposit, bankers' acceptances, high grade commercial paper and repurchase agreements.

GLOBAL INCOME FUND

OBJECTIVE:

Global Income Fund seeks high total return through a flexible policy of investing globally, primarily in debt securities.

POLICIES:

Total return is comprised of current income and capital appreciation. The Fund attempts to achieve its investment objective by taking advantage of investment opportunities throughout the world. The Fund emphasizes the current income component of total return. Capital appreciation will result during times of declining interest rates and, with respect to investing globally, as a result of foreign currency fluctuations relative to a declining dollar. Normally, the Fund will have at least 65% of its total assets invested in debt securities of varying maturities.

The Adviser believes that diversification of assets on an international basis may reduce the risk that events in any one country, including the United States, may adversely affect the entire portfolio. However, there can be no assurance that diversification of assets will reduce this risk. The Adviser will determine the amount of the Fund's assets to be invested in corporate and government securities based on its assessment of where opportunities for total return are expected to be most attractive. When making this determination, the Adviser will evaluate the political and economic risks of the principal countries of the world, prospects for the relationship of their currencies to the U.S. dollar, the outlook for their interest rates, credit quality and other factors. The long-term assets of the Fund will consist of debt securities rated B or better by S&P or Moody's or if unrated, of comparable quality in the judgment of the Adviser. Debt securities rated BBB (investment grade), BB or B will not exceed 25% of total net assets. Debt rated BB or B is lower quality debt (commonly referred to as "junk bonds"). Lower rated debt may offer higher returns, but also presents a greater risk of default than do higher rated securities. As to debt securities rated BBB, BB or B, it is the Adviser's intention to invest only in debt issued by a government or one of its agencies, instrumentalities, political subdivisions or authorities. For a further discussion of debt securities see "Risk Factors."

During normal market conditions, the Fund expects to invest at least 65% in debt securities, such as obligations issued or guaranteed by a government or any of its political subdivisions, agencies or instrumentalities, or by a supranational organization chartered to promote economic development such as the World Bank or European Economic Community, bonds, debentures, notes, commercial paper, certificates of deposit and repurchase agreements, as well as debt obligations which may have a call on a common stock or commodity by means of a conversion privilege or attached warrants. The Fund may invest in debt instruments of the U.S. Government and its agencies having varied maturities, consisting of obligations issued or guaranteed as to both principal and interest by the U.S. Government or backed by the "full faith and credit" of the United States. In addition to direct obligations of the U.S. Treasury such as Treasury bonds, notes and bills, these include securities issued or guaranteed by different agencies such as the Federal Housing Administration, the Government National Mortgage Association and the Small Business Administration. The Fund may invest in collateralized mortgage obligations and other asset-backed securities.

The average maturity of the debt securities in the Fund's portfolio will be based on the Adviser's judgment as to future interest rate changes. The Adviser expects the average maturity to be between three and ten years. In addition, when the Adviser determines that a temporary defensive strategy is warranted, the Fund may invest in securities maturing in 13 months or less, and most or all of its investments may be in the United States or another country.

The Fund may invest up to 5% of its net assets in options on equity securities and up to 5% of its net assets in warrants, including options and warrants traded in over-the-counter markets. Not more than 2% may be invested in warrants that are not listed on the New York Stock Exchange or American Stock Exchange. Warrants received as dividends on securities held by the Fund and warrants acquired in units or attached to securities are not included in this restriction. The Fund may invest up to 5% of its assets at the time of purchase in preferred stocks and preferred stocks which may be convertible into common stock. The Fund may buy and sell financial futures contracts and options on financial futures contracts and may purchase or sell puts and calls on foreign currencies and securities. The Fund may invest in "when-issued" securities, "partly paid" securities (securities paid for over a period of time) and securities of foreign issuers. In addition, the Fund may lend its portfolio securities and borrow money for investment purposes (i.e., leverage its portfolio). For a further discussion of these investments, see "Risk Factors."

There is no limit on the amount the Fund may invest in any one country or in securities denominated in the currency of any one country. Normally the Fund will invest in three countries besides the United States. However, the Fund may invest solely in the securities of one country such as the United States when economic conditions warrant, such as an extreme undervaluation of the currency and exceptionally high returns of that country's currency relative to other currencies.

                                 RISK FACTORS

The risks associated with investing in equity securities and fixed-income securities include the risk that stock values tend to fluctuate with general market and economic conditions and fixed-income and short-term instrument values tend to fluctuate with interest rates and the credit rating of the issuer. Since shares of the Funds represent an investment in securities with fluctuating market prices, shareholders should understand that the value of shares of the Funds will vary as the aggregate value of the Funds' portfolio securities increases or decreases. Moreover, any dividends paid by the Funds will increase or decrease in relation to the income received by the Funds from their investments. In addition, assets of the Funds may be subject to other special considerations, such as those listed below.

FOREIGN SECURITIES

The Funds may purchase securities of foreign issuers including foreign investment companies. Investments in foreign securities may involve a greater degree of risk than investments in domestic securities due to the possibility of exchange rate fluctuations and exchange controls, less publicly available information, more volatile or less liquid securities markets, and the possibility of expropriation, confiscatory taxation or political, economic or social instability. In addition, some foreign companies are not generally subject to the same uniform accounting, auditing and financial reporting standards as are American companies and there may be less government supervision and regulation of foreign stock exchanges, brokers and companies.

Foreign securities may be subject to foreign taxes, higher custodian fees, higher brokerage commissions and higher dividend collection fees which could reduce the yield or return on such securities, although a shareholder of a Fund may, subject to certain limitations, be entitled to claim a credit or deduction for United States federal income tax purposes for his or her proportionate share of such foreign taxes paid by the Fund. See "Foreign Currency and Foreign Currency Transactions" below. See also "Taxes" in the Prospectus and "Risks--Foreign Securities" in the Statement of Additional Information.

Global Hard Assets Fund may invest in Russian issuers. Investments in Russia involve the risks associated with other foreign emerging markets. In particular, settlement, clearing and registration of securities in Russia is in an underdeveloped state.

Ownership of shares (except those held through depositories that meet the requirements of the Act) is defined according to entries in the issuer's share register and normally evidenced by extracts from that register, which have no legal enforceability. Furthermore, share registration is carried out either by the issuer or registrars located throughout Russia, which are not necessarily subject to effective government supervision. As a result, it is possible for the Fund to lose its registration and thus its ownership of these securities due to fraud, illegal amendment, negligence or even mere oversight. This system also may cause a delay in the Fund's sale of Russian securities to a potential purchaser and subject the Fund to the risk of loss in connection with the insolvency of a registrar. In addition, while applicable Russian regulations impose liability on registrars for losses resulting from their errors, it may be difficult for the Fund to enforce any rights it may have against the registrar or issuer in the event of the loss of share registration.

To reasonably ensure that its interest continues to be appropriately recorded, the Fund will invest only in those Russian companies whose registrars have entered into a contract with the Fund's Russian sub-custodian, which gives the sub-custodian the right, among others, to inspect the share register and to obtain extracts of share registers through regular audits. While these procedures reduce the risk of loss, there can be no assurance that they will be effective. This limitation may prevent the Fund from investing in the securities of certain Russian issuers otherwise deemed suitable by the Adviser.

In addition to investing directly in the securities of United States and foreign issuers, the Funds may also invest in American Depositary Receipts
(ADRs), European Depositary Receipts (EDRs), American Depositary Shares
(ADSs), Global Depositary Shares (GDSs) and securities of foreign investment funds or trusts (including passive foreign investment companies). See "Foreign Securities" in the Statement of Additional Information.

EMERGING MARKETS SECURITIES

Investments of the Funds may be made from time to time in companies in developing countries as well as in developed countries. Shareholders should be aware that investing in the equity and fixed income markets of developing countries involves exposure to potentially unstable governments, economies based on only a few industries and securities markets which trade a small number of securities and may therefore at times be illiquid. Securities markets of developing countries tend to be more volatile than the markets of developed countries. Countries with developing markets may present the risk of nationalization of businesses, restrictions on foreign ownership, or prohibitions of repatriation of assets, and may have less protection of property rights than more developed countries. The economies of countries with developing markets may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. Local securities markets may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of substantial holdings difficult or impossible at times. Securities of issuers located in developing markets may have limited marketability and may be subject to more abrupt or erratic price movements. However, such markets have in the past provided the opportunity for higher rates of return to investors. There is no assurance that these markets will offer such opportunity in the future. The ability of a Fund to invest or hold its investments in companies situated in developing countries may be further affected by changes in United States or such countries' laws or regulations.

Many of these emerging markets limit the percentage of their domestic issuers that foreign investors, such as the Funds, may own by requiring that such issuers issue two classes of shares--"local" and "foreign" shares. Foreign shares may be held only by investors that are not considered nationals or residents of that country and generally are convertible into local shares. Local shares are intended for ownership by nationals or residents of the country. Foreign shares may be subject to various restrictions, including restrictions on the right to receive dividends and other distributions and on the right to vote. The market for foreign shares is generally less liquid than the market for local shares, although in most cases foreign shares may be converted into local shares. In addition, foreign shares often trade at a premium to local shares. If the Funds were to own local shares and could not participate in a stock, warrant or other distribution, the Funds could suffer material dilution of their interest in that issuer and the value of their holdings could decline dramatically, causing a loss on their investment. Generally, it is expected that the Funds will hold foreign shares. The Funds will only purchase local shares where foreign shares are not available for purchase. Where permitted, the Funds will attempt to convert local shares to foreign shares promptly.

A high proportion of the shares of many emerging market issuers may be held by a limited number of persons and financial institutions. A limited number of issuers may represent a disproportionately large percentage of market capitalization and trading value and cause the securities markets to be susceptible to influence by large investors trading significant blocks of securities. A Fund's ability to participate fully in the smaller, less liquid emerging markets may be limited by the policy restricting its investments in illiquid securities. In addition, limited liquidity may impair a Fund's ability to liquidate a position at the time and price it wishes to do so. Many of these stock markets are undergoing a period of growth and change which may result in trading volatility, and in difficulties in the settlement and recording of transactions and in interpreting and applying the relevant law and regulations. Certain developing countries do not have a comprehensive system of laws, although substantial changes have occurred in this regard in recent years. Even where adequate law exists in certain developing countries, it may be impossible to obtain swift and equitable enforcement of such law or to obtain enforcement of the judgment by a court of another jurisdiction.

In addition, stockbrokers and other intermediaries in emerging markets may not perform as well as their counterparts in the United States and other more developed securities markets. The prices at which a Fund may acquire investments may be affected by trading by persons with material non-public information and by securities transactions by brokers in anticipation of transactions by a Fund in particular securities.

PRECIOUS METALS

Global Hard Assets Fund may invest in precious metal coins, which have no numismatic value, and bullion. The value of such coins and bullion is based primarily on their precious metal content. Since such investments do not generate any investment income, the sole source of return from such investments would be from gains or losses realized on their sale. The Fund incurs additional costs in storing gold bullion and coins. These storage costs are generally higher than custodial costs for securities. Although subject to substantial fluctuations in value, management believes such investments could be beneficial to the investment performance of the Fund and could be a potential hedge against inflation, as well as an investment with possible growth potential. In addition, at the appropriate time, investments in precious metal coins or bullion could help to moderate fluctuations in the Fund's portfolio value, as at times the prices of precious metals have tended not to fluctuate as widely as shares of issuers engaged in the mining of such precious metals. In view of the established world market for precious metals, the daily value of such coins is readily ascertainable and their liquidity is assured. The Fund will maintain its precious metal coins and bullion with Wilmington Trust Company.

Precious metal trading is a speculative activity and its markets at times volatile. Prices of precious metals are affected by factors such as cyclical economic conditions, political events and monetary policies of various countries. Markets are, therefore, volatile at times and there may be sharp fluctuations in prices, even during periods of rising prices. Under current U.S. tax law, the Fund may not receive more than 10% of its yearly income from gains resulting from the sale of precious metals or any other physical commodity. The Fund may be required, therefore, to hold its precious metals or sell them at a loss, or to sell its portfolio securities at a gain, when it would not otherwise do so for investment reasons.

FOREIGN CURRENCY AND FOREIGN CURRENCY TRANSACTIONS

Changes in currency exchange rates may affect the Funds' net asset value and performance. There can be no assurance that the Adviser will be able to anticipate currency fluctuations in exchange rates accurately. The Funds may invest in a variety of derivatives and enter into hedging transactions to attempt to moderate the effect of currency fluctuations. The Funds may purchase and sell put and call options on, or enter into futures contracts or forward contracts to purchase or sell, foreign currencies. This may reduce a Fund's losses on a security when a foreign currency's value changes. The Funds will enter into forward contracts to duplicate a cash market transaction. The Funds will not purchase or sell foreign currency as an investment except that Asia Dynasty Fund, Global Balanced Fund and Global Hard Assets Fund may enter into currency swaps. See "Currency Swaps," "Options," "Futures Contracts" and "Hedging and Other Investment Techniques and Strategies" below and "Foreign Currency Transactions" and "Futures and Options Transactions" in the Statement of Additional Information.

CURRENCY SWAPS

Except for Global Income Fund, the Funds may enter into currency swaps for hedging purposes. Currency swaps involve the exchange of rights to make or receive payments of the entire principal value in specified currencies. Since currency swaps are individually negotiated, a Fund may expect to achieve an acceptable degree of correlation between its portfolio investments and its currency swap positions. The entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. Global Hard Assets Fund may also enter into other asset swaps. Asset swaps are similar to currency swaps in that the performance of a Hard Asset (e.g., gold) may be "swapped" for another (e.g., energy).

The use of swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio transactions. If the Adviser or Sub-Adviser is incorrect in its forecasts of market values and currency exchange rates and Hard Assets values, the investment performance of the Fund would be less favorable than it would have been if this investment technique were not used. Swaps are generally considered illiquid and will be aggregated with other illiquid positions for purposes of the limitation on illiquid investments.

OPTIONS

For hedging and other purposes (such as creating synthetic positions), each Fund may invest up to 5% of its total assets, taken at market value at the time of investment, in premiums on call and put options on domestic and foreign securities, foreign currencies, stock and bond indices, financial futures contracts and commodity futures contracts. This policy may be changed without shareholder approval. The Funds may write call or put options. An options transaction involves the writer of the option, upon receipt of a premium, giving the right to sell (call option) or buy (put option) an underlying asset at an agreed-upon exercise price.

The holder of the option has the right to purchase (call option) or sell (put option) the underlying asset at the exercise price. If the option is not exercised or sold, it becomes worthless at its expiration date and the premium payment is lost to the option holder. As the writer of an option, the Fund receives a premium. The Fund keeps the premium whether or not the option is exercised. The Fund may write only covered put and call options. A covered call option, which is a call option with respect to which the Fund owns the underlying asset, sold by the Fund, exposes it during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying asset or to possible continued holding of an underlying asset which might otherwise have been sold to protect against depreciation in the market price of the underlying asset. A covered put option written by the Fund exposes it during the term of the option to a decline in price of the underlying asset. A put option sold by the Fund is covered when, among other things, cash or short-term liquid securities are placed in a segregated account to fulfill the obligations undertaken. Covering a put option sold does not reduce the risk of loss.

The Funds may invest in options which are either listed on a domestic securities exchange or traded on a recognized foreign exchange. In addition, the Funds may purchase or sell over-the-counter options from dealers or banks to hedge securities or currencies as approved by the Board of Trustees. In general, exchange traded options are third party contracts with standardized prices and expiration dates. Over-the-counter options are two party contracts with price and terms negotiated by the buyer and seller, are generally considered illiquid and will be subject to the limitation on investments in illiquid securities.

FUTURES CONTRACTS

The Funds may buy and sell financial futures contracts which may include security and interest-rate futures, stock and bond index futures contracts and foreign currency futures contracts (for hedging purposes, as to Global Income
Fund). Global Hard Assets Fund may also buy and sell commodity futures contracts, which may include futures on commodities indices for hedging and other purposes, such as creating "synthetic" positions. A security or interest-rate futures contract is an agreement between two parties to buy or sell a specified security at a set price on a future date. An index futures contract is an agreement to take or make delivery of an amount of cash based on the difference between the value of the index at the beginning and at the end of the contract period. A foreign currency futures contract is an agreement to buy or sell a specified amount of a currency for a set price on a future date. A commodity futures contract is an agreement to take or make delivery of a specified amount of a commodity, such as gold, at a set price on a future date.

A Fund will not commit more than 5% of its total assets to initial margin deposits on futures contracts and premiums on options on futures contracts, except that with respect to Asia Dynasty Fund, Global Balanced Fund and Global Hard Assets Fund, margin deposits for futures positions entered into for BONA FIDE hedging purposes, as such term is defined in the Commodity Exchange Act, are excluded from the 5% limitation. As the value of the underlying asset fluctuates, either party to the contract is required to make additional margin payments, known as "variation margin," to cover any additional obligation it may have under the contract.

The Funds may write, purchase or sell put and call options on financial futures contracts and, in addition, Global Hard Assets Fund may write, purchase or sell put and call options on commodity futures contracts. The Funds may write only covered put and call options. An option on a futures contract gives the purchaser the right, but not the obligation, in return for the premium paid, to assume a position in a specified underlying futures contract (which position may be a long or short position) at a specified exercise price during the option exercise period. The writer of an option is obligated to assume a position in a specified futures contract if the option is exercised.

In establishing a position in a futures contract, cash or high quality securities equal in value to the current value of the underlying securities less the margin requirement will be segregated, as may be required, with the Fund's Custodian to ensure that the Fund's position is unleveraged. This segregated account will be marked-to-market daily to reflect changes in the value of the underlying futures contract. Certain exchanges do not permit trading in particular commodities at prices in excess of daily price fluctuation limits set by the exchange, and thus Global Hard Assets Fund could be prevented from liquidating its positions and thus be subjected to losses. Trading in futures contracts traded on foreign commodity exchanges may be subject to the same or similar risks as trading in foreign securities. See "Risk Factors--Foreign Securities" above and "Futures and Options Transactions" in the Statement of Additional Information.

HEDGING AND OTHER INVESTMENT TECHNIQUES AND STRATEGIES

Options and futures contracts can be used by the Funds as part of various hedging techniques and strategies.

When the Funds intend to acquire securities (or gold bullion or coins in the case of Global Hard Assets Fund) for their portfolios, they may use call options or futures contracts as a means of fixing the price of the security (or gold) they intend to purchase at the exercise price (in the case of an option) or contract price (in the case of a futures contract). An increase in the acquisition cost would be offset, in whole or part, by a gain on the option or futures contract. Options and futures contracts requiring delivery of a security may also be useful to the Funds in purchasing a large block of securities that would be more difficult to acquire by direct market purchases. If the Funds hold a call option rather than the underlying security itself, the Funds are partially protected from any unexpected decline in the market price of the underlying security and in such event could allow the call option to expire, incurring a loss only to the extent of the premium paid for the option. Using a futures contract would not offer such partial protection against market declines and the Funds would experience a loss as if they had owned the underlying security.

To protect against anticipated declines in the value of the Funds' investment holdings, the Funds may use options, forward and futures contracts, structured notes (Global Hard Assets Fund), swaps and similar investments (commonly referred to as derivatives) as a defensive technique to protect the value of an asset the Adviser (or Sub-Adviser) deems desirable to hold for tax or other considerations or for investment reasons. If the anticipated decline in the value of the asset occurs, it would be offset, in whole or part, by a gain on the futures contract, put option or swap. The premium paid for the put option would reduce any capital gain otherwise available for distribution when the security is eventually sold.

The Funds may hedge against changes in the value of one currency in relation to another currency in which portfolio securities of the Funds may be denominated. A Fund may employ hedging strategies with options and futures contracts on foreign currencies before the Fund purchases a foreign security, during the period the Fund holds the foreign security, or between the date the foreign security is purchased or sold and the date on which payment therefor is made or received. Hedging against a change in the value of a foreign currency in the foregoing manner does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Furthermore, such hedging transactions reduce or preclude the opportunity for gain if the value of the hedged currency should change relative to the other currency. Last, when the Funds use options and futures in anticipation of the purchase of a portfolio security to hedge against adverse movements in the security's underlying currency, but the purchase of such security is subsequently deemed undesirable, the Fund may incur a gain or loss on the option or futures contract.

In those situations where foreign currency options or futures contracts, or options on futures contracts may not be readily purchased (or where such options or contracts may be deemed illiquid) in the primary currency in which the hedge is desired, the hedge may be obtained by purchasing or selling an option, or futures contract or forward contract on a secondary currency. The secondary currency will be selected based upon the Adviser's (or Sub-Adviser's) belief that there exists a significant correlation between the exchange rate movements of the primary and secondary currencies. This strategy may be employed with respect to other securities and assets in which the Funds may invest. However, there can be no assurances that, in the case of foreign currencies, the exchange rate or the primary and secondary currencies will move as anticipated or, in the case of other securities, or generally, that the relationship between the hedged security and the hedging instrument will continue. If they do not move as anticipated or the relationship does not continue, a loss may result to the Funds on their investments in the hedging positions.

The Funds may also use futures contracts and options, forward contracts and swaps as part of various investment techniques and strategies, such as creating non-speculative "synthetic" positions (covered by segregation of liquid assets) or implementing "cross-hedging" strategies. A "synthetic position" is the duplication of a cash market transaction when deemed advantageous by the Adviser (or Sub-Adviser) for cost, liquidity or transactional efficiency reasons. A cash market transaction is the purchase or sale of a security or other asset for cash. "Cross-hedging" involves the use of one currency to hedge against the decline in the value of another currency. The use of such instruments as described herein involves several risks. First, there can be no assurance that the prices of such instruments and the hedged security or the cash market position will move as anticipated. If prices do not move as anticipated, a Fund may incur a loss on its investment, may not achieve the hedging protection it anticipated and/or incur a loss greater than if it had entered into a cash market position. Second, investments in such instruments may reduce the gains which would otherwise be realized from the sale of the underlying securities or assets which are being hedged. Third, positions in such instruments can be closed out only on an exchange that provides a market for those instruments. There can be no assurance that such a market will exist for a particular futures contract or option. If the Fund cannot close out an exchange traded futures contract or option which it holds, it would have to perform its contract obligation or exercise its option to realize any profit and would incur transaction costs on the sale of the underlying assets.

Over-the-counter options and other investments which do not have readily available market quotations, are subject to the limitation on investments in illiquid securities.

Global Balanced Fund, Global Hard Assets Fund and Global Income Fund may invest in commercial paper which is indexed to certain specific foreign currency exchange rates. The terms of such commercial paper provide that its principal amount is adjusted upwards or downwards (but not below zero) at maturity to reflect changes in the exchange rate between two currencies while the obligation is outstanding. Each will purchase such commercial paper with the currency in which it is denominated and, at maturity, will receive interest and principal payments thereon in that currency, but the amount or principal payable by the issuer at maturity will change in proportion to the change (if any) in the exchange rate between the two specified currencies between the date the instrument is issued and the date the instrument matures. While such commercial paper entails the risk of loss of principal, the potential for realizing gains as a result of changes in foreign currency exchange rates enables that Fund to hedge or cross-hedge against a decline in the U.S. dollar value of investments denominated in foreign currencies while providing an attractive money market rate of return. Each will purchase such commercial paper for hedging purposes only, not for speculation. The Funds will establish a segregated account with respect to their investments in this type of commercial paper and will maintain in such account cash not available for investment or U.S. Government securities or other liquid high quality securities having a value equal to the aggregate principal amount of outstanding commercial paper of this type.

See "Futures and Options Transactions" in the Statement of Additional Information for further information about futures contracts and options, including tax effects and risks to the Funds.

INDEXED SECURITIES AND STRUCTURED NOTES

Global Hard Assets Fund may invest in indexed securities whose value is linked to one or more currencies, interest rates, commodities, or financial or commodity indices. An indexed security enables the investor to purchase a note whose coupons and/or principal redemption are linked to the performance of an underlying asset. Indexed securities may be positively or negatively indexed (i.e., their value may increase or decrease if the underlying instrument appreciates). Indexed securities may have return characteristics similar to direct investments in the underlying instrument or to one or more options on the underlying instrument. Indexed securities may be more volatile than the underlying instrument itself, and present many of the same risks as investing in futures and options. Indexed securities are also subject to credit risks associated with the issuer of the security with respect to both principal and interest. Only securities linked to one or more non-agricultural commodities or commodity indices will be considered a Hard Asset Security.

Indexed securities may be publicly traded or may be two-party contracts (such two-party agreements are referred to here collectively as structured notes). When the Fund purchases a structured note, a type of derivative, it will make a payment of principal to the counterparty. Some structured notes have a guaranteed repayment of principal while others place a portion (or all) of the principal at risk. The Fund will purchase structured notes only from counterparties rated A or better by S&P, Moody's or another nationally recognized statistical rating organization. The Adviser will monitor the liquidity of structured notes under the supervision of the Board of Trustees and notes determined to be illiquid will be aggregated with other illiquid securities and subject to the Fund's limitation on illiquid securities.

DEBT SECURITIES

The market value of debt securities generally varies in response to changes in interest rates, the financial condition of each issuer and the value of a Hard Asset if linked to the value of a Hard Asset. These changes in market value will be reflected in the Fund's net asset value.

Debt securities with similar maturities may have different yields, depending upon several factors, including the relative financial condition of the issuers. A description of debt securities ratings is contained in the Appendix to the Statement of Additional Information. High grade means a rating of A or better by Moody's or S&P's, or of comparable quality in the judgment of the Adviser (or Sub-Adviser) if no rating has been given by either service. Many securities of foreign issuers are not rated by these services. Therefore, the selection of such issuers depends to a large extent on the credit analysis performed by the Adviser (or Sub-Adviser).

New issues of certain debt securities are often offered on a when-issued basis, that is, the payment obligation and the interest rate are fixed at the time the buyer enters into the commitment, but delivery and payment for the securities normally take place after the date of the commitment to purchase. The value of when-issued securities may vary prior to and after delivery depending on market conditions and changes in interest rate levels. However, the Funds will not accrue any income on these securities prior to delivery. The Funds will maintain in a segregated account with their Custodian an amount of cash or high quality securities equal (on a daily marked-to-market basis) to the amount of its commitment to purchase the when-issued securities. See "Debt Securities" in the Statement of Additional Information.

LOW RATED OR UNRATED DEBT SECURITIES

Global Hard Assets Fund and Global Income Fund may invest in lower quality, high-yielding debt securities, including high-yielding foreign debt securities (commonly referred to as "junk bonds") which are (i) rated as low as CCC by S&P or Caa by Moody's (Global Hard Assets Fund) or B by S&P and Moody's (Global Income Fund) or (ii) unrated. Lower rated and unrated debt securities have some "equity" characteristics and are considered speculative and involve greater risk of loss than higher rated debt securities and are more sensitive to changes in the financial condition of their issuers and to price fluctuations in response to changes in interest rates. Lower rated debt securities present a significantly greater risk of default than do higher rated securities and, in times of poor business or economic conditions, the Fund may lose interest and/or principal on such securities. Global Hard Assets Fund will not invest more than 25% of its assets in debt securities rated below BBB by S&P or Baa by Moody's. Global Income Fund will not invest more than 25% of its assets in debt securities rated below B by S&P and Moody's.

REAL ESTATE SECURITIES

Although Global Hard Assets Fund will not invest in real estate directly, the Fund may invest up to 50% of its assets in equity securities of Real Estate Investment Trusts ("REITs") and other real estate industry companies or companies with substantial real estate investments. The Fund is therefore subject to certain risks associated with the real estate industry in general and REITs in particular. REITs are subject to interest rate risk, heavy cash flow dependency, default by borrowers, self-liquidation and the possibilities of failing to qualify for the exemption from tax for distributed income under the Code. See "Real Estate Securities" in the Statement of Additional Information.

ASSET-BACKED SECURITIES

Except for Asia Dynasty Fund, the Funds may invest in asset-backed securities. Asset-backed securities represent interests in pools of consumer loans (generally unrelated to mortgage loans) and most often are structured as pass-through securities. Interest and principal payments ultimately depend on payment of the underlying loans, although the securities may be supported by letters of credit or other credit enhancements. The value of asset-backed securities may also depend on the creditworthiness of the servicing agent for the loan pool, the originator of the loans, or the financial institution providing the credit enhancement.

COLLATERALIZED MORTGAGE OBLIGATIONS ("CMOS")

Except for Asia Dynasty Fund, the Funds may invest in CMOs. CMOs are fixed-income securities which are collateralized by pools of mortgage loans created by commercial banks, savings and loan institutions, private mortgage insurance companies and mortgage bankers. In effect, CMOs "pass through" the monthly payments made by individual borrowers on their mortgage loans. Prepayments of the mortgages included in the mortgage pool may influence the yield of the CMO. In addition, prepayments usually increase when interest rates are decreasing, thereby decreasing the life of the pool. As a result, reinvestment of prepayments may be at a lower rate than that on the original CMO. Timely payment of interest and principal (but not the market value) of these pools is supported by various forms of insurance or guarantees. The Funds may buy CMOs without insurance or guarantees if, in the opinion of the Adviser or Sub-Adviser, the pooler is creditworthy or if rated A or better by S&P or Moody's. S&P and Moody's assign the same rating classifications to CMOs as they do to bonds. In the event that any CMOs are determined to be investment companies, the Funds will be subject to certain limitations under the Act.

PARTLY PAID SECURITIES

Partly paid securities are securities for which the purchaser pays on an installment basis. A partly paid security trades net of outstanding installment payments. For this reason, the obligation to make payment is usually transferred upon sale of the security. Fluctuations in the market value do not affect the obligation to make installment payments when due. Partly paid securities become fully paid securities upon payment of the final installment. Until that time, the issuer of a partly paid security typically may retain the right to restrict the voting and dividend rights of the security and to impose restrictions and penalties in the event of a purchaser's default.

LOANS OF PORTFOLIO SECURITIES

The Funds may lend to broker-dealers portfolio securities with an aggregate market value of up to one-third of its total assets. Such loans must be secured by collateral (consisting of any combination of cash, U.S. Government securities or irrevocable letters of credit) in an amount at least equal (on a daily marked-to-market basis) to the current market value of the securities loaned. The Funds may terminate the loans at any time and obtain the return of the securities loaned within one business day. The Funds will continue to receive any interest or dividends paid on the loaned securities and will continue to have voting rights with respect to the securities. The Funds might experience risk of loss if the broker-dealer with which they have engaged in a portfolio loan transaction breaches its agreement with the Funds.

BORROWING

The Funds may borrow up to 30% of the value of their net assets to increase their holdings of portfolio securities. Under the Act, each Fund is required to maintain continuous asset coverage of 300% with respect to such borrowings and to sell (within three days) sufficient portfolio holdings to restore such coverage if it should decline to less than 300% even if the sale would be disadvantageous from an investment standpoint. Leveraging by means of borrowing will exaggerate the effect of any increase or decrease in the value of portfolio securities on a Fund's net asset value, and money borrowed will be subject to interest and other costs which may or may not exceed the investment return received from the securities purchased with borrowed funds. It is anticipated that such borrowings would be pursuant to a negotiated loan agreement with a commercial bank or other institutional lender.

DIRECT INVESTMENTS

Except for Global Income Fund, the Funds may invest up to 10% of their total assets in direct investments. For more information, see "Risk Factors--Direct Investments" in the Statement of Additional Information.

Direct investments include the private purchase from an enterprise of any equity interest in the enterprise in the form of shares of common stock or equity interests in trusts, partnerships, joint ventures or similar enterprises, and (ii) the purchase of such an equity interest in an enterprise from a principal investor in the enterprise. In each case a Fund will, at the time of making the investment, enter into a shareholder or similar agreement with the enterprise and one or more other holders of equity interests in the enterprise. The Adviser (or Sub-Adviser) anticipates that these agreements will, in appropriate circumstances, provide for the Fund to appoint a representative to the board of directors or similar body of the enterprise and for eventual disposition of the Fund's investment in the enterprise. Such a representative of the Fund will be expected to provide the Fund with the ability to monitor its investment and protect its rights in the investment and will not be appointed for the purpose of exercising management or control of the enterprise.

Certain of the Funds' direct investments, particularly the Asia Dynasty Fund's investments in China, will include investments in smaller, less seasoned companies. These companies may have limited product lines, markets or financial resources, or they may be dependent on a limited management group. The Funds do not anticipate making direct investments in start-up operations, although it is expected that in some cases the Funds' direct investments will fund new operations for an enterprise which itself is engaged in similar operations or is affiliated with an organization that is engaged in similar operations. With respect to the Asia Dynasty Fund, such direct investments may be made in entities that are reasonably expected in the foreseeable future to become Asia Growth Companies, either by expanding current operations or establishing significant operations in the Asia Region.

Direct investments may involve a high degree of business and financial risk that can result in substantial losses. Because of the absence of any public trading market for these investments, a Fund may take longer to liquidate these positions than would be the case for publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices on these sales could be less than those originally paid by the Fund. Furthermore, issuers whose securities are not publicly traded may not be subject to public disclosure and other investor protection requirements applicable to publicly traded securities. If such securities are required to be registered under the securities laws of one or more jurisdictions before being resold, a Fund may be required to bear the expenses of registration. In addition, in the event a Fund sells unlisted foreign securities, any capital gains realized on such transactions may be subject to higher rates of taxation than taxes payable on the sale of listed securities. Direct investments are generally considered illiquid and will be aggregated with other illiquid investments for purposes of the limitation on illiquid investments. Direct investments can be difficult to price and will be valued at fair value as determined in good faith by the Board of Trustees. The pricing of direct investments may not be reflective of the price at which these assets could be liquidated.

SHORT SALES

Global Hard Assets Fund may make short sales of equity securities. A short sale occurs when the Fund sells a security which it does not own by borrowing it from a broker. In the event that the value of the security that the Fund sold short declines, the Fund will gain as it repurchases the security in the market at the lower price. If the price of the security increases, the Fund will suffer a loss as it will have to repurchase the security at the higher price. Short sales may incur higher transaction costs than regular securities transactions.

The Fund will establish a segregated account with respect to its short sales and maintain in such account cash not available for investment, U.S. Government securities or other liquid, high-quality securities having a value equal to the difference between (i) the market value of the securities sold short at the time they were sold short and (ii) any cash, U.S. Government securities or other liquid, high-quality securities required to be deposited as collateral with the broker in connection with the short sale (not including the proceeds from the short sale). Such segregated account will be marked to market daily, so that (i) the amount in the segregated account plus the amount deposited with the broker as collateral equals the current market value of the securities sold short and (ii) in no event will the amount in the segregated account plus the amount deposited with the broker as collateral fall below the original value of the securities at the time they were sold short. The total value of the assets deposited as collateral with the broker and deposited in the segregated account will not exceed 50% of the Fund's net assets. The Fund's ability to engage in short sales may be limited by the requirements of current U.S. tax law that the Fund derive less than 30% of its gross income from the sale or other disposition of securities held less than three months. Securities sold short and then repurchased, regardless of the actual time between the two transactions, are considered to have been held for less than three months.

REPURCHASE AGREEMENTS

In a repurchase agreement, a Fund acquires a security for a relatively short period, and simultaneously agrees to sell it back at an agreed upon price and time. The agreement results in a fixed rate of return that is not subject to market fluctuations during the Fund's holding period. The Funds will enter into repurchase agreements with respect to securities in which they may invest with member banks of the Federal Reserve System or certain non-bank dealers. Under each repurchase agreement the selling institution will be required to maintain the value of the securities subject to the repurchase agreement at not less than their repurchase price. Repurchase agreements could involve certain risks in the event of default or insolvency of the other party. The Adviser (or Sub-Adviser), acting under the supervision of the Board of Trustees, reviews the creditworthiness of those non-bank dealers with which the Funds enter into repurchase agreements to evaluate these risks. See "Repurchase Agreements" in the Statement of Additional Information.

                           LIMITING INVESTMENT RISKS

While an investment in any of the Funds is not without risk, the Funds follow certain policies in managing their investments which may help to reduce risk. Certain of these policies are deemed fundamental and may be changed as to a Fund only with the approval of the holders of a majority of outstanding shares. Such majority is defined as the vote of the lesser of (i) 67% or more of the outstanding shares present at a meeting, if the holders of more than 50% of outstanding shares are present in person or by proxy, or (ii) more than 50% of outstanding shares. Certain of the more significant investment restrictions applicable to the Funds are set forth below. Additional restrictions are described in the Statement of Additional Information.

  1. Asia Dynasty Fund, Global Balanced Fund and Global Hard Assets Fund will not invest more than 15% of the value of their net assets in securities which are not readily marketable (including repurchase agreements which mature in more than seven days and over-the-counter options and over-the-counter foreign currency options). Global Income Fund will not invest more than 10% of the value of its net assets in over-the-counter options, over-the-counter currency options and other investments (other than short-term instruments) which are not readily marketable; however, the Fund may invest an additional 5% in short-term money market instruments which are not readily marketable, such as repurchase agreements and time deposits which mature in more than seven days.

  2. The Funds will not purchase more than 10% of any class of securities of a company, including more than 10% of its outstanding voting securities except that Asia Dynasty Fund, Global Balanced Fund and Global Hard Assets Fund may purchase more than 10% of any non-voting class of securities; and Asia Dynasty Fund, Global Balanced Fund and Global Income Fund will not invest more than 25% of the value of their total assets in securities of any one industry.

  3. The Funds will not invest more than 10% of their total assets in securities of other investment companies.

Further information regarding these and other of the Funds' investment policies and restrictions is provided in the Statement of Additional Information.

                              PURCHASE OF SHARES

Shares of the Funds may be purchased either by (1) ordering the shares through a "Broker" or "Agent," as defined below, and forwarding a completed Application or brokerage firm settlement instructions with payment (except for Investors Fiduciary Trust Company fiduciary retirement accounts, which must be purchased direct); or (2) completing an Application and mailing it with payment to the Funds' Transfer Agent and Dividend Paying Agent, DST Systems, Inc., ("DST"). Payment, made payable to the Van Eck Funds, must be in U.S. Dollars. Third party checks will not be accepted. Checks drawn on a foreign bank will not be accepted unless provisions are made for payment in U.S. Dollars through a U.S. bank. Each Fund reserves the right to reject any purchase order.

Initial purchases must be in the amount of $1,000 or more per account. Subsequent purchases must be in the amount of $100 or more. Either minimum may be reduced or waived by the Funds for pension or retirement plans, for investment plans calling for periodic investments in shares of the Funds, for sponsored payroll deduction plans, for split funding or other insurance purchase plans or in other appropriate circumstances.

Shares of the Funds are sold at the public offering price (net asset value plus applicable sales charge) next computed after receipt of a purchase order in proper form, as follows. Generally, orders must be received by DST prior to the close of business on the New York Stock Exchange, currently 4:00 p.m., Eastern Time. Orders mailed to DST, addressed to P.O. Box 418407, Kansas City, Missouri, 64141, must be deposited in the DST P.O. Box prior to 11:30 a.m., Eastern Time, in order to receive the price computed that day. If a shareholder desires to guarantee a given date of receipt, the order may be mailed by overnight courier to DST at 1004 Baltimore, 4th Fl., Kansas City, Missouri, 64105. Do not send mail to DST marked personal and/or confidential as this may delay the processing of the order. If the Broker or Agent receives the purchase order before the close of trading on the New York Stock Exchange and transmits it to the Distributor by 5:00 P.M., Eastern Time, or to DST through the facilities of the National Securities Clearing Corporation by 7:00 P.M., Eastern Time, the investor will receive the price of that day. If a Broker or Agent receives an investor's order before the close of trading on the New York Stock Exchange and fails to transmit it to the Distributor by the above times, any resulting loss will be borne by the Broker or Agent. Orders received after the above times will be processed on the next business day.

The net asset value of each Fund is computed once daily, as of the close of business on the New York Stock Exchange which is normally at 4:00 P.M., Eastern Time, on each business day, Monday through Friday, exclusive of national business holidays. The assets of the Funds are valued at market or, if market value is not ascertainable, at fair value as determined in good faith by the Board of Trustees. The Funds may invest in securities or futures contracts listed or traded on foreign exchanges which trade on Saturdays or other customary United States national business holidays (i.e., days on which the Funds are not open for business), and consequently, the net asset values of shares of the Funds may be significantly affected on days when an investor has no access to the Funds.

An investor who wishes to purchase shares of more than one Fund must complete separate Applications for each Fund and remit separate checks to each Fund. If an investor fails to indicate the Fund to be purchased, the check will be applied to a purchase of the U.S. Government Money Fund, a series of Van Eck Funds, and the investor may then exchange at current price into the desired Fund.

Certificates for shares of the Funds are issued only upon specific request to DST. Due to the conversion feature, certificates are not recommended for Class B or Class C shareholders.

Van Eck Securities Corporation, 99 Park Avenue, New York, New York 10016, which is a wholly-owned subsidiary of the Adviser, serves as distributor of the Funds' shares and has entered into Selling Group Agreements with selected broker-dealers which have agreed to solicit purchasers for shares of the Funds ("Brokers") and into Selling Agency Agreements with banks or their subsidiaries which have agreed to act as agent for their customers in the purchase of shares of the Funds ("Agents"). A bank may be required to register as a broker-dealer pursuant to state law.

ALTERNATIVE PURCHASE ARRANGEMENTS

Shares of the Funds may be purchased under any one or all of the following arrangements:

  (i) with an initial sales charge imposed at the time of purchase ("Class A shares") ALL FUNDS;

  (ii) with a contingent deferred sales charge imposed at the time of redemption if such redemption is within six years of the initial purchase ("Class B shares") ALL FUNDS EXCEPT GLOBAL INCOME FUND; OR

  (iii) with a redemption charge imposed at the time of redemption if such redemption is within 12 months of the initial purchase ("Class C shares") GLOBAL HARD ASSETS FUND ONLY.

With respect to each class of shares, an ongoing asset-based fee for distribution and services (12b-1 fee) is charged. The distribution services fee applicable to Class B and C shares will be higher than that applicable to Class A shares.

The alternative purchase arrangements permit an investor to choose the method of purchasing shares that is more beneficial given the amount of the purchase, the length of time the investor expects to hold the shares, and other circumstances. Investors should consider whether, during the anticipated life of their investment in the Fund, the accumulated distribution services fee and, in the case of the Class B shares, the contingent deferred sale charge or in the case of the Class C shares, the redemption charge would be less than the initial sales charge and accumulated distribution services fee on Class A shares. To assist investors in making this determination, the table under the caption "Transaction Data" on page 3 sets forth examples of the charges applicable to each class of shares. In this regard, Class A shares will normally be more beneficial to the investor who qualifies for a reduced initial sales charge. It is the sole responsibility of the investor, and his or her Broker or Agent, to determine which sales charge alternative is most advantageous.

Class A shares incur an initial sales charge when they are purchased and enjoy the benefit of not being subject to any sales or redemption charge when they are redeemed. Certain purchases of Class A shares qualify for reduced initial sales charges. Class A shares are subject to an ongoing distribution and services fee at an annual rate of up to .50% of the Fund's aggregate daily net assets attributable to the Class A shares (See "Plan of Distribution"). Because Class A shares are subject to a lower distribution and services fee, they pay correspondingly higher dividends per share and can be expected to have a higher return per share than Class B and C shares. However, because initial sales charges are deducted at the time of purchase, investors do not have all their money invested initially and, therefore, would initially own fewer shares. Investors not qualifying for reduced initial sales charges who expect to maintain their investment for an extended period of time might consider purchasing Class A shares because the accumulated distribution charges on Class B or C shares may exceed the initial sales charge on Class A shares during the life of the investment.

Class B and Class C shares do not incur a sales charge when they are purchased, but Class B shares are subject to a sales charge if they are redeemed within six years of purchase and Class C shares are subject to a redemption charge if they are redeemed within one year of purchase. Class B and Class C shares are subject to an ongoing distribution and services fee at an annual rate of up to 1% of the Fund's aggregate average daily net assets attributable to that Class of shares (see "Plan of Distribution"). Class B and Class C shares enjoy the benefit of permitting all of the investor's dollars to work from the time the investment is made. The higher ongoing distribution and services fee paid by Class B and Class C shares will cause such shares to have a higher expense ratio, pay lower dividends and have a lower return than those of Class A shares. Class B and Class C shares will automatically convert to Class A shares eight years after the end of the calendar month in which the shareholder's order to purchase was accepted, in the circumstances and subject to the qualifications described in this Prospectus. The purpose of the conversion feature is to relieve the holder of the Class B and Class C shares that have been outstanding for a period of time sufficient for the Distributor to have been compensated for distribution expenses from the continuing burden of such distribution-related expenses over an open-ended period of time. See "Conversion Feature," below. Some investors might determine that it would be more advantageous to purchase Class B or C shares in order to have all their money invested initially, although remaining subject to higher distribution charges and, in the case of Class B shares, for a six-year period being subject to a contingent deferred sales charge, or, in the case of Class C shares, for a one-year period being subject to a redemption charge.

The distribution expenses incurred by the Fund or its Distributor in connection with the sale of Fund shares will be paid, in the case of Class B and Class C shares, from the proceeds of the ongoing distribution and services fee and the contingent deferred sales or redemption charge incurred upon redemption within applicable time. (See tables of sales charges on pages 26 and 27.) Sales personnel of Brokers and Agents distributing the Fund's shares may receive differing compensation from selling Class A, Class B or Class C shares. Investors should understand that the purpose and function of the contingent deferred sales charge or redemption charge and ongoing distribution and services fees with respect to the Class B and Class C shares are the same as those of the initial sales charge and ongoing distribution and services fee with respect to the Class A shares.

Conversion Feature. Eight years after the end of the month in which the shareholder's order to purchase Class B or Class C shares was accepted, such shares will automatically convert to Class A shares and will no longer be subject to the higher distribution and services fees. This conversion will be on the basis of the relative net asset values of the two Classes, without the imposition of any sales load, fee or other charge. The purpose of the conversion feature is to relieve the holder of Class B and Class C shares from most of the burden of distribution-related expenses for shares that have been outstanding for a period of time sufficient for the Fund or its Distributor to have been compensated for such expenses.

For purposes of conversion to Class A shares, shares purchased through the reinvestment of dividends and distributions paid in respect to Class B or Class C shares in a shareholder's Fund account will convert in a proportionate amount to the non-reinvestment shares converted.

The conversion of Class B or Class C shares to Class A shares is subject to the continuing availability of an opinion of counsel to the effect that (i) the assessment of the higher distribution services fee and transfer agency costs with respect to Class B or Class C shares does not result in the Fund's dividends or distributions constituting "preferential dividends" under the Internal Revenue Code of 1986, as amended (the "Code"), and (ii) the conversion of shares does not constitute a taxable event under federal income tax law. The conversion of Class B or Class C shares to Class A shares may be suspended if such an opinion is no longer available. In that event, no further conversions of Class B or Class C shares would occur, and shares might continue to be subject to the higher distribution services fee for an indefinite period which may extend beyond the period ending eight years after the end of the month in which the shareholder's order to purchase was accepted.

SALES CHARGES, DISTRIBUTION AND SERVICE FEES

Sales charges on purchases of shares of each of the Funds are set forth in the tables below. Each Fund imposes a 12b-1 distribution and services fee. Except for Global Income Fund, each Fund's Class A shares have a 12b-1 fee of .50% of average daily net assets per annum. Global Income Fund-A has a 12b-1 fee of
 .25% of average daily net assets per annum. All or a portion of these fees may be paid to banks, brokers and dealers for their shareholder servicing, promotion or distribution activities, as determined from time to time by the Funds.

Shareholders in Class B and Class C Funds should be aware that dividends reinvested in new shares of the Fund will continue to be assessed the full 12b-1 fee, including that portion which is retained by the Distributor. Each Fund's Class B and/or Class C shares imposes a 12b-1 fee of 1% of average daily net assets. Of the 1% paid by the Fund, a portion will be retained by the Distributor and up to .75 of 1% may be paid to Brokers and Agents for distribution and up to .25 of 1% for servicing. The portion retained by the Distributor is in payment for distribution expenses. The Distributor may vary the portion retained by it from time to time, but the amount payable by the Fund will not exceed 1%. The Distributor will monitor payments under the Plans and will reduce such payments or take such other steps as may be necessary, including payments from its own resources, to assure that Plan payments will be consistent with the applicable rules of the National Association of Securities Dealers, Inc. See "Plan of Distribution".

CLASS A
(ASIA DYNASTY FUND, GLOBAL BALANCED FUND, GLOBAL HARD ASSETS FUND & GLOBAL INCOME FUND)

                                            SALES CHARGE AS A     DISCOUNT TO
                                              PERCENTAGE OF    BROKERS OR AGENTS
                                           -------------------  AS A PERCENTAGE
                                           OFFERING NET AMOUNT      OF THE
DOLLAR AMOUNT OF PURCHASE                   PRICE    INVESTED   OFFERING PRICE*
-------------------------                  -------- ---------- -----------------
Less than $100,000........................   4.75%     5.0%          4.00%
$100,000 to less than $250,000............   3.75%     3.9%          3.15%
$250,000 to less than $500,000............   2.50%     2.6%          2.00%
$500,000 to less than $1,000,000..........   2.00%     2.0%          1.65%
$1,000,000 and over.......................   None**

CLASS
B***+
(ASIA DYNASTY FUND, GLOBAL BALANCED FUND & GLOBAL HARD ASSETS FUND)
SHAREHOLDER'S TIME OF REDEMPTION                               CONTINGENT DEFERRED SALES CHARGE
--------------------------------                               --------------------------------
During Year One.......................................... 5.0% of the lesser of NAV or purchase price
During Year Two.......................................... 4.0% of the lesser of NAV or purchase price
During Year Three........................................ 4.0% of the lesser of NAV or purchase price
During Year Four......................................... 3.0% of the lesser of NAV or purchase price
During Year Five......................................... 2.0% of the lesser of NAV or purchase price
During Year Six.......................................... 1.0% of the lesser of NAV or purchase price
Thereafter............................................... None

CLASS C***
(GLOBAL HARD ASSETS FUND)
SHAREHOLDER'S TIME OF REDEMPTION                             CONTINGENT DEFERRED REDEMPTION CHARGE
--------------------------------                             -------------------------------------
During Year One.......................................... 1.0% of the lesser of NAV or purchase price
Thereafter............................................... None

--------
* Brokers or Agents who receive substantially all of the sales charge for shares they sell may be deemed to be statutory underwriters.
 ** For any single purchase of $1,000,000 or more of Class A shares the
    Distributor may pay a finder's fee to parties eligible to receive such a fee. The fee will be paid during the first two years after any such purchase and is calculated as a quarterly payment equal to 0.0625% (.25% on an annual basis) of the average daily net asset value of the shares purchased that remain outstanding throughout such months. An eligible purchase is a single purchase for a single client (purchases for other clients cannot be aggregated for purposes of qualification for the finder's fee). Eligible purchases registered to a street or nominee name account must provide appropriate verification of eligibility and average daily net assets upon which payment is to be made. Purchases made through a bank trust department, advisory firm or special program, as determined by the Distributor, which purchases shares at net asset value do not qualify for the finder's fee. The finder's fee will be credited to the dealer of record on the record date (currently, the last calendar day of February, May, August and November) and will be generally paid on the 20th day of the following month. Please contact the Distributor to determine eligibility to receive such fee.
*** Brokers or Agents who sell Class B Shares receive a sales commission of
    4.0% of the value of the shares sold at the time of investment. Brokers or Agents who sell Class C shares receive a distribution and a servicing fee of .75 of 1% and .25 of 1% respectively, of the value of the shares sold at the time of investment (see "Plan of Distribution"). The Distributor may alter these amounts.
 + Shares purchased prior to April 30, 1997 remain subject to the contingent deferred sales charge schedule in effect at the time of purchase.
--------
--------
  Brokers and Agents may receive different compensation for selling Class A, Class B or Class C shares.

The Class A initial sales charges vary depending on the amount of the purchase, the number of shares of the Van Eck Group of Funds which are eligible for the Right of Accumulation that an investor already owns, a Letter of Intent to purchase additional shares during a 13-month period, or other special purchase programs. See "Group Purchases," "Combined Purchases," "Letter of Intent" and "Right of Accumulation" below.

The contingent deferred sales charge on Class B and the redemption charge on Class C is waived on redemptions of shares following the death or disability of a Class B or Class C shareholder. An individual will be considered disabled for this purpose if he or she meets the definition thereof in Section 72(m)(7) of the Internal Revenue Code. The Distributor will require satisfactory proof of death or disability. The charge may be waived where the decedent or disabled person is either an individual shareholder or owns the shares with his or her spouse as a joint tenant with right of survivorship, and where the redemption is made within one year of the death or initial determination of disability. The waiver of the charge applies to a total or partial redemption but only to those shares held at the time of the death or initial determination of disability. Additionally, the charge may be waived when a total or partial redemption is made in connection with certain distributions from retirement plans. The charge may be waived for any redemption in connection with a lump-sum or other distribution following retirement or, in the case of an IRA or Keogh Plan or custodial account pursuant to Section 403(b) of the Code, after attaining age 70 1/2 or, in the case of a qualified pension or profit-sharing plan, after termination of employment after age 55. The charge also may be waived on any redemption which results from the tax-free return of an excess contribution pursuant to Section 408(d)(4) or (5) of the Code, the return of excess deferral amounts pursuant to Sections 401(k)(8) or 402(g) of the Code, or from the death or disability of the employee. The charge is not waived from any distributions from IRAs or other qualified retirement plans not specifically described above. A shareholder, or the Broker or Agent, must notify DST at the time the redemption instructions are provided whenever a waiver of the contingent deferred sales charge or redemption charge applies.

Shares of the Funds may be purchased without a sales charge by Trustees, officers and full-time employees (and their parents, spouses and children under the age of 21) and agents of the Trust, the Adviser, Sub-Adviser or the Distributor and their affiliates and agents and by employees of Brokers or Agents (and their spouses and children under the age of 21) or in connection with a merger or other business combination, or by the Adviser for the benefit of certain discretionary advisory accounts it manages meeting minimum asset requirements. Shares may also be purchased at net asset value (a) (i) through an investment adviser who makes such purchases through a broker/dealer, bank or trust company (each of which may impose transaction fees on the purchase),
(ii) by an investment adviser for its own account or for a bona fide advisory account over which the investment adviser has investment discretion or (iii) through a financial planner who charges a fee and makes such purchases through a financial institution which maintains a net asset value purchase program that enables the Distributor to realize certain economies of scale or (b) through bank trust departments or a trust company on behalf of bona fide trust or fiduciary accounts by notifying the Distributor in advance of purchase. A bona fide advisory, trust or fiduciary account is one which is charged an asset-based fee and whose purpose is other than purchase of Fund shares at net asset value. Shares of the Funds which are sold with a sales charge may be purchased by a foreign bank or other foreign fiduciary account for the benefit of foreign investors at the sales charge applicable to the Funds' $500,000 breakpoint level, in lieu of the sales charges in the above scale. The Distributor has entered into arrangements with foreign financial institutions pursuant to which such institutions may be compensated by the Distributor from its own resources for assistance in distributing Fund shares. Clients of Netherlands' insurance companies who are not U.S. citizens or residents may purchase shares without a sales charge. Shares may be purchased at net asset value on behalf of retirement and deferred compensation plans and trusts funding such plans (excluding Individual Retirement Accounts ("IRAs") and SEP-IRAs unless they qualify for such purchase under one of the prior exceptions) including, but not limited to, plans and trusts defined in Sections 401(a), 403(b) or 457 of the Internal Revenue Code and "rabbi trusts" which participate in a program for the purchase of shares at net asset value offered by a financial institution and which institution maintains an omnibus account with the Fund. Brokers may charge a transaction fee for effecting purchases at net asset value or redemptions. See "Availability of Discounts."

The term "purchase" refers to a single purchase by an individual, to the aggregate of concurrent purchases by an individual, his spouse and children under the age of 21, or to a purchase by a corporation, a partnership or a trustee or other fiduciary for a single trust, estate or fiduciary account.

Class A shares purchased and paid for with the proceeds of shares redeemed in the past 3 months from a mutual fund (other than a fund managed by the Adviser or any of its affiliates) on which a sales charge was paid (including Fund shares purchased by means of an exchange from U.S. Government Money Fund whose shares were purchased and paid for in this manner) may be purchased at net asset value, provided that the representative of record is the same for the Fund account as it was for the other mutual fund account. This waiver must be requested when the purchase (or exchange) order is placed for shares of the Fund, and the Distributor may require evidence of the investor's qualification for this waiver.

In addition to the discounts allowed to Brokers and Agents, the Distributor may, at its own expense, subject to applicable laws, provide additional promotional incentives or payments in the form of merchandise (including luxury merchandise) or trips (including trips to luxury resorts at exotic locations or attendance at seminars/conferences at luxury resorts) to Brokers or Agents that sell shares of the Funds. In some instances, these incentives or payments will be offered only to certain Brokers or Agents who have sold or may sell significant amounts of shares. Brokers and Agents who receive additional concessions may be deemed to be underwriters as that term is defined in the Securities Act of 1933.

GROUP PURCHASES

An individual who is a member of a qualified group may purchase shares of the Funds at the reduced commission applicable to the group taken as a whole. The commission is based upon the aggregate dollar value, at the current offering price, of shares owned by the group, plus the securities currently being purchased. For example, if members of the group held $80,000, calculated at current offering price, of Global Income Fund-A's shares and now were investing $25,000, the sales charge would be 3.75%. Information concerning the current sales charge applicable to a group may be obtained by contacting the Distributor.

A "qualified group" is one which (i) has been in existence for more than six months, (ii) has a purpose other than acquiring a Fund's shares at a discount and (iii) satisfies uniform criteria which enables the Distributor to realize economies of scale in its costs of distributing shares. A qualified group must have more than 10 members, must be available to arrange for group meetings between representatives of the Distributor and the members of the group, must agree to include sales and other materials related to the Funds in its publications and mailings to members at reduced or no cost to the Distributor, and must seek to arrange the use of the Automatic Investment Plan. See "Investment Programs" for information concerning the Automatic Investment Plan.

COMBINED PURCHASES

Shares of funds in the Van Eck Group of Funds (except U.S. Government Money Fund ) may be purchased at the initial sales charge applicable to the quantity purchase levels shown above by combining concurrent purchases.

LETTER OF INTENT

Purchasers who anticipate that they will invest (other than through exchanges) $100,000 or more in one or more of the funds in the Van Eck Group of Funds, except for U.S. Government Money Fund (or $25,000 or more in International Investors Gold Fund and Gold/Resources Fund), within thirteen months may execute a Letter of Intent on the form in the Application. The execution of a Letter of Intent will result in the purchaser paying a lower initial sales charge, at the appropriate quantity purchase level shown above, on all purchases during a thirteen month period. A purchase not originally made pursuant to a Letter of Intent may be included under a backdated Letter of Intent executed within 90 days after such purchase. For further details, including escrow provisions, see the Letter of Intent provisions in the Instructions to the Application.

RIGHT OF ACCUMULATION

The above scale of initial sales charges also applies to an investor's current purchase of shares of any of the funds in the Van Eck Group of Funds (except for U.S. Government Money Fund) where the aggregate value of those shares plus shares of these funds previously purchased and still owned, determined at the current offering price, is more than $100,000 (or more than $25,000 for International Investors Gold Fund and Gold/Resources Fund), provided the Distributor or DST is notified by the investor or the Broker or Agent each time a purchase is made which would so qualify. See "Investment Programs" in the Statement of Additional Information.

AVAILABILITY OF DISCOUNTS

An investor or the Broker or Agent must notify DST or the Distributor at the time of purchase whenever a quantity discount or reduced sales charge is applicable to a purchase. Quantity discounts described above may be modified or terminated at any time without prior notice.

                              EXCHANGE PRIVILEGE

The Adviser discourages trading in response to short-term market fluctuations. Such activity may hinder the Adviser's or Sub-Adviser's ability to invest the Funds' assets in accordance with their respective investment objectives and policies, cause a Fund to incur additional brokerage, registration and other expenses, and may be disadvantageous to other shareholders in either the Fund being exchanged from or into or both. Shareholders are limited to six exchanges per calendar year; however, exchanges from International Investors Gold Fund may be excluded from this limitation if the Fund or Adviser believes that exclusion will not be materially disadvantageous to other shareholders. For purposes of determining the number of exchanges made per calendar year, Fund accounts having the same beneficial owner or under common control will be aggregated. This exchange limitation does not apply to U.S. Government Money Fund. The Adviser may impose other restrictions on trading in Fund shares in response to short-term market fluctuations. Active shareholders should consult the Fund as to current policy.

Each Fund reserves the right to modify or terminate the Exchange Privilege of the Fund or of any shareholder or to limit or reject any exchange. Although each Fund will attempt to give shareholders prior notice whenever it is reasonable to do so, it may impose these restrictions at any time when it deems it to be in the best interest of remaining shareholders. If the exchange is rejected, shareholders will nevertheless be able to redeem their shares.

Shareholders of funds in the Van Eck Group of Funds may exchange shares, at net asset value, for shares of the same Class of any of the other funds. Shares of U.S. Government Money Fund acquired other than pursuant to the Exchange Privilege may only be exchanged into Class A shares, subject to payment of the applicable sales charge. For federal income tax purposes, any exchange pursuant to the Exchange Privilege, other than exchanges in retirement plans offered by the Funds, will be regarded as a sale of shares, and any gain or loss must generally be recognized by the shareholder.

Class B or C shares exchanged for Class B or C shares of another fund with a different contingent deferred sales charge or redemption charge schedule will be subject to the contingent deferred sales charge or redemption charge applicable to those shares at the time of original purchase.

Each Fund has the ability to redeem its shares in kind. Each Fund will pay in cash all requests for redemption by any shareholder of record limited in amount with respect to each shareholder of record during any ninety-day period to the lesser of (i) $250,000 or (ii) 1% of the net asset value of such Fund at the beginning of such period. See "Exchange Privilege" and "Redemption in Kind" in the Statement of Additional Information.

WRITTEN EXCHANGE

Shareholders wishing to exchange shares may do so by sending to DST a written request in proper form signed by all registered owners exactly as the account is registered, specifying the number of shares or amount of investment to be exchanged (or that all shares credited to a fund account be exchanged), along with appropriate documentation, if necessary. Exchanges are only available in states where purchases may legally be made. All persons authorized to sign on behalf of joint owners, corporations, trusts, custodians, or other organizations must supply appropriate evidence of the authority of each signatory with each written request. Written exchange requests in proper order will be executed on the day of receipt (or, if that is not a business day of the Fund, on the next business day following receipt). Written exchange requests may be sent to Van Eck Funds, c/o DST, either by regular mail to:
P.O. Box 418407, Kansas City, MO 64141, or by overnight courier to: 1004 Baltimore, 4th Floor, Kansas City, MO 64105.

TELEPHONE EXCHANGE AND REDEMPTION PRIVILEGES

Completion of the Account Application or receipt of settlement instructions from a Broker or Agent for an eligible account shall constitute an election by the investor to have available the Telephone Exchange Privilege and, except for retirement plan accounts, the Telephone Redemption Privilege, unless otherwise indicated. By electing one or both of the Privileges, the investor is authorizing each Fund, its agents and affiliates to act on any instructions they believe to be genuine. Each Fund, its agents and affiliates will employ reasonable procedures, described below, to confirm the authenticity of these communications and cannot be responsible for the authenticity of any telephone instructions nor will they be liable for any loss or expenses resulting from acting on any instructions, including those which are fraudulent and those not authorized by the investor, unless they fail to employ these procedures. Shareholders that elected NOT to establish the Telephone Exchange Privilege or the Telephone Redemption Privilege on their accounts may later establish the privilege by written request, signed by all registered owners on the account and with appropriate documentation, as necessary.

The Telephone Exchange Privilege may not be available to accounts held by a brokerage firm in street name and participants in retirement plans sponsored by organizations other than the Trust, and participants in such plans should consult with their sponsors to determine the availability of the Telephone Exchange Privilege prior to exercising it.

The Telephone Redemption Privilege is not available to accounts registered in "street name", nominee or corporate name and custodial accounts held by a financial institution including Investors Fiduciary Trust Company retirement accounts.

After acceptance by DST of an Application, a telephone exchange or telephone redemption may be effected by contacting DST at 1-800-345-8506. Telephone calls are recorded. Telephone instructions for exchanging or redeeming shares on deposit with DST may be given by anyone claiming to be the shareholder, the Broker or Agent of record, or an authorized representative of any of the foregoing [the caller must identify his/her name and relationship to the account] and will be executed only if they include the correct social security number, tax identification number or account number. Telephone instructions accepted after the close of business on the New York Stock Exchange will not be effected until the following business day (see "Purchase of Shares"). In the case of joint or multiple owners, one owner's call may effect the telephone exchange or redemption.

If the exchanging shareholder does not have an account in the Fund into which he/she is exchanging, a new account will be established with the same registration, dividend and capital gain options, and dealer of record specified in the shareholder's account in the existing Fund. In order to establish an Automatic Withdrawal or Automatic Investment Plan or other options for the new account, an exchanging shareholder must make the request at the time of exchange and may be required to file an application which can be obtained from DST or the Fund.

For accounts with the Telephone Redemption Privilege, telephone redemption requests will only be accepted if the shares are held on deposit, if the amount of the request is $50,000 or less per day and if the check is payable to the shareholder(s) and sent to the address of record. A telephone redemption will not be accepted if a change to the registered address has been effected within one month of such request.

Because of unusual market conditions it may be difficult and/or impossible to contact DST to effect the exchange or redemption. Shareholders should continue to try to contact DST by telephone at the above telephone number or may deliver written instructions by post or courier.

The Funds reserve the right to refuse a request for the Telephone Redemption or Exchange Privilege without prior notice either during or after the call. The Funds reserve the right to modify or terminate the Exchange Privilege at any time. See "Exchange Privilege" in the Statement of Additional Information.

                        TAX-SHELTERED RETIREMENT PLANS

Shares of the Funds are available for purchase in connection with the following tax-sheltered retirement plans:

INDIVIDUAL RETIREMENT ACCOUNT AND SPOUSAL INDIVIDUAL RETIREMENT ACCOUNT ("IRA/SPIRA")--available to anyone who has earned income. Investments may also be made in the name of a spouse, if the spouse is treated as having no earned income.

SIMPLIFIED EMPLOYEE PENSION PLAN ("SEP")--available to employers, including self-employed individuals, seeking to provide retirement income to employees through employer contributions or salary reduction contributions to employee individual retirement accounts.

QUALIFIED PENSION PLAN--available to self-employed individuals, partnerships, corporations and their employees.

403(B)(7) PROGRAM--available to employees of certain tax exempt organizations and schools. See "Tax Sheltered Retirement Plans" in the Statement of Additional Information. In addition, information concerning these plans is available from the Funds. This information should be read carefully and consultation with an attorney or tax adviser is advisable.

                              INVESTMENT PROGRAMS
DIVIDEND REINVESTMENT PLAN

Unless a shareholder has given notice to DST (the Funds' dividend paying agent), either directly, or through a Broker or Agent, that dividends and capital gains distributions of a Fund should be paid in cash, dividends and capital gains distributions will be reinvested in shares of that Fund at net asset value without a sales charge. Reinvestments of dividends and capital gains distributions on shares of the Funds will occur on a date selected by the Board of Trustees.

In addition, dividends and capital gains distributions paid by the Funds (except Class B and C shares) in cash may be automatically invested at net asset value on the payable date in Class A shares of any fund in the Van Eck Group of Funds. A shareholder wishing to exercise this option should contact DST for instructions.

AUTOMATIC INVESTMENT PLAN

The Funds offer to investors a program for regularly investing specified dollar amounts in a Fund. In establishing the Automatic Investment Plan, an investor authorizes DST to collect a specified amount from his or her checking account and use the proceeds to purchase shares of a Fund for the investor's account. Further details of the Automatic Investment Plan are given in an application which is available from DST or the Distributor. See "Investment Programs" in the Statement of Additional Information.

AUTOMATIC EXCHANGE PLAN

The Funds offer a program for regularly exchanging a specified dollar amount from one fund to another fund in the Van Eck Group of Funds (except Class B and C shares). In establishing the Automatic Exchange Plan, an investor authorizes DST to regularly exchange a specified amount from, and purchase shares of, another fund in the Van Eck Group. Further details of the Automatic Exchange Plan are given in an application which is available from DST or the Fund. See "Investment Programs" in the Statement of Additional Information.

AUTOMATIC WITHDRAWAL PLAN

Any shareholder who owns shares of a Fund valued at $10,000 or more at current offering price may establish an Automatic Withdrawal Plan under which he or she will receive a monthly or quarterly check in a specified amount. The Plan is not available to Class B and C shareholders. Further details on the Automatic Withdrawal Plan are given in an application which is available from DST or the Fund. See "Investment Programs" in the Statement of Additional Information.

                             REDEMPTION OF SHARES

The market value of the securities in the portfolio of each Fund is subject to daily fluctuations and the net asset value of the Funds' shares will fluctuate accordingly. Therefore, the Funds' redemption value may be more or less than the shareholder's cost. (See "Purchase of Shares.")

Except as noted, payment will normally be made within three days after delivery of a proper redemption request except for such delays as may be permitted under applicable law or rule. If shares of any Fund to be redeemed were purchased by check, the Trust reserves the right to make payment on such redemption request only after it has assured itself that the check has been cleared for payment, which may take as long as 15 days.

The right of redemption may be suspended and payment postponed for any period during which the New York Stock Exchange is closed (other than customary weekend and holiday closings) or trading on that Exchange is restricted as determined by the applicable rules and regulations of the Securities and Exchange Commission; or during an emergency, as determined by the Securities and Exchange Commission, as a result of which it is not reasonably practical for the Funds to dispose of the securities owned by them or to determine fairly their net asset values; or for any period that the Securities and Exchange Commission may by order permit for the protection of shareholders of the Funds.

The Funds reserve the right to redeem shares of a Fund and mail the proceeds to a shareholder if, at any time, the number of shares in a shareholder's account falls, subsequent to satisfying the initial investment requirement, below a specified amount, currently 50 shares. Shareholders will be notified and will have 30 days to bring the number of shares owned by them up to the required amount before any redemption is made by that Fund.

WRITTEN REDEMPTION

A shareholder wishing to redeem shares of any of the Funds may do so by sending to DST, P.O. Box 418407, Kansas City, Missouri 64141: (1) a written request for redemption in proper form signed by all registered owners exactly as the account is registered, specifying the number of shares or amount of investment to be redeemed (or that all shares credited to a Fund account be redeemed); (2) if the amount redeemed is $50,000 or more, or if the proceeds of redemption are paid to other than the registered owner of the shares at the address on record at DST, a guarantee of the signature of each registered owner by an eligible guarantor institution (such as a broker-dealer or bank; a notarization by a notary public is not acceptable); and (3) any additional documents concerning authority and related matters in the case of estates, trusts, guardianships, custodianships, partnerships and corporations (e.g., appointments as executor or administrator, trust instruments or certificates of corporate authority) requested by DST. If the shares to be redeemed were issued in certificate form, the certificates must be endorsed for transfer (or be accompanied by an endorsement) and must be submitted with the written request for redemption. The requirement for a signature guarantee is waived for redemptions of $50,000 or less if the redemption is a transfer of assets from an IFTC held retirement plan in one of the funds in the Van Eck Group of Funds to a retirement plan held by another recognized custodian/trustee. For additional mailing instructions to DST and times of processing, see "Purchase of Shares."

TELEPHONE REDEMPTION (SEE "TELEPHONE EXCHANGE AND REDEMPTION PRIVILEGES" ON PAGE 30)

BROKER/AGENT CONFIRMED REDEMPTION

For the convenience of shareholders, the Funds have authorized the Distributor as agent to accept confirmed orders only from Brokers and Agents for the redemption of shares of the Funds. If a shareholder uses the services of a Broker or Agent in effecting a redemption of shares, the Broker or Agent may charge a fee for its services. The redemption price is the net asset value per share next determined after the redemption order is received by the Broker or Agent prior to the close of business on the New York Stock Exchange on the day received. Brokers and Agents have the responsibility of submitting such redemption orders to the Distributor not later than 5:00 p.m., Eastern Time, or to DST through the facilities of the National Securities Clearing Corporation by 7:00 p.m., Eastern Time, on such day in order to obtain that day's applicable redemption price. Settlement of confirmed orders from accounts will not be effected until receipt of instructions in proper form (including any share certificates) as described above or an indemnity from the Broker or Agent of record on the account. Some Brokers or Agents may have self-imposed restrictions regarding the submission of confirmed redemption orders on behalf of shareholders. See "Purchase of Shares" for DST's times of processing.

EXPEDITED REDEMPTION

Requests for Expedited Redemption of shares of any of the Funds in the Van Eck Group of Funds may be made by telephone, telegram, other wire communication or by letter upon completion of the Expedited Redemption portion of the Account Application. Shareholders redeeming a minimum of at least $1,000 of shares which are on deposit with DST may redeem by telephoning DST at 1-800-345-8506. The Fund and/or DST reserve the right to refuse telephone requests at any time. Proceeds of redeemed shares will be transmitted by wire to the shareholder's bank account designated on the Application (which must be at a domestic commercial bank which is a member of the Federal Reserve System). The wire cost involved may automatically be deducted from the amount wired. Shareholders may contact DST for additional information concerning an Expedited Redemption. Due to unusual market conditions it may be difficult or impossible to contact DST to effect the redemption. Shareholders should continue to try to contact DST by telephone at the above telephone numbers or may deliver written instructions by post or courier.

REDEMPTION BY CHECK

Shareholders of Global Balanced Fund-A and Global Income Fund-A may, upon completion of the "Redemption by Check" portion of the Application, elect to redeem by check shares of the Fund which are on deposit with DST. These checks, which are drawn on The United Missouri Bank of Kansas City (the "Bank") may be made payable to the order of any person and may not be drawn for less than $500 or more than $5,000,000. The amount of the check may not be in excess of 90% of the net asset value of the shares in the shareholder's account (excluding for this purpose the current month's accumulated dividends and shares for which certificates have been issued). When such a check is presented to the Bank for payment, the Bank as the shareholders' agent, acting under the authority of the Redemption by Check procedure, will cause the Fund to redeem a sufficient number of full and fractional shares to cover the amount of the check. A shareholder may not write a check to close an account but should follow the appropriate procedure set forth above. Retirement plan accounts, accounts held on behalf of minors and accounts with IRS withholding are not eligible for Redemption by Check. For further information concerning Redemption by Check, shareholders should contact DST.

BUY-BACK PRIVILEGE

Any shareholder who redeems Class A shares of any of the Funds has a one-time right to reinvest in shares of these Funds at net asset value without the payment of a sales charge within 30 days after the redemption. The amount of this reinvestment cannot exceed the amount of the redemption proceeds and shareholders must inform the Fund or DST that they are exercising this right at the time of the reinvestment. Although redemption of shares is normally a taxable event and a gain or a loss must be recognized, subsequent reinvestment within such 30-day period in the same Fund is considered a "wash sale" under federal income tax law and no loss on such redemption may be recognized for federal income tax purposes.

TRANSFER OF OWNERSHIP

To transfer ownership (re-register) all or a portion of shares held in a shareholder's account, the shareholder must provide a written request with any certificated shares and any documents concerning authority and related matters as described above (see "Redemption of Shares") in proper form. Also, the shareholder should provide a properly certified social security number, taxpayer identification number, or certification of non-resident alien status of the new owner at the time of transfer.

                          DIVIDENDS AND DISTRIBUTIONS

Asia Dynasty Fund and Global Hard Assets Fund intend to make distributions from net investment income in June and December and distribute any net realized capital gains resulting from the Funds' investment activity annually in December. Global Balanced Fund intends to make distributions from net investment income on a quarterly basis in March, June, September and December and distribute any net realized capital gains resulting from investment activity annually in December. Global Income Fund intends to declare and pay dividends monthly and net realized capital gains resulting from investment activity annually in December. Dividend or capital gain distributions declared in December but paid in January will be includible in a shareholder's income as of the record date (usually in December) of such distributions. Short-term capital gains, if declared, are treated the same as dividend income. The fiscal year of each of the Funds ends on December 31.

                                  MANAGEMENT
TRUSTEES

The management of the business and affairs of each Fund is the responsibility of the Board of Trustees. For information on the Trustees and officers of the Trust, see "Trustees and Officers" in the Statement of Additional Information.

INVESTMENT ADVISER, MANAGER AND ADMINISTRATOR

Van Eck Associates Corporation, 99 Park Avenue, New York, NY 10016, or an affiliate of the Adviser serve as the investment adviser and manager to each of the Funds pursuant to Advisory Agreements with the Trust. The Adviser or its affiliate manage the investment operations of the Funds and furnish the Funds with a continuous investment program which includes determining which securities should be bought, sold or held. Asia Dynasty Fund and Global Balanced Fund each pay the Adviser or its affiliate a monthly fee at the annual rate of .75% of average daily net assets. Global Hard Assets Fund pays the Adviser a monthly fee at the annual rate of 1.00% of average daily net assets, a portion of which is paid to the Adviser for accounting and administrative services it provides to the Fund. Global Income Fund pays the Adviser a monthly fee at the annual rate of .75 of 1% of the first $500 million of the average daily net assets of the Fund, .65 of 1% of the next $250 million of the average daily net assets and .50 of 1% of the average daily net assets in excess of $750 million. The advisory fees paid to the Adviser with respect to these Funds are higher than the fees paid by most investment companies because of the complexities of managing these types of funds (such as following trends, industries and companies in many different countries and stock markets throughout the world).

Van Eck Associates Corporation also performs accounting and administrative services for Asia Dynasty Fund and Global Balanced Fund and is paid a fee at an annual rate of .25% of each of these Fund's average daily net assets.

The Adviser acts as investment adviser or sub-investment adviser to other registered investment companies and manages or advises managers of portfolios of pension plans and others. Total aggregate assets under management of Van Eck Associates Corporation at December 31, 1996 were approximately $1.6 billion. John C. van Eck, Chairman and President of the Trust, and members of his immediate family own 100% of the voting stock of Van Eck Associates Corporation.

Madis Senner--Portfolio Manager of Global Income Fund. He is responsible for managing this Fund's portfolio of investments. Before joining Van Eck, Mr. Senner was a global bond manager with Chase Manhattan Private Bank. Prior to that, he was President of Sunray Securities, Inc., an investment management firm that he founded, and, before that, was a global fixed income manager with Clemente Capital, Inc. in New York City. Mr. Senner has over 10 years experience in the investment business.

Derek S. van Eck--Portfolio Manager of Global Hard Assets Fund. He is responsible for managing this Fund's portfolio of investments. He is Director of Global Investments and Executive Vice President of the Adviser and an officer and/or portfolio manager of other mutual funds advised by the Adviser.

Van Eck Global Asset Management (Asia) LImited, 2 Pacific Place, Hong Kong, a wholly-owned subsidiary of the Adviser, has served as the investment adviser and manager of Asia Dynasty Fund since October 8, 1996. Prior to that time, the Adviser served as the Fund's investment adviser from August 1, 1996. AIG Global Investment Corp. served as sub-investment adviser to Asia Dynasty Fund until July 31, 1996.

Timothy Chan--Portfolio Manager of the Asia Dynasty Fund. He is responsible for managing this Fund's portfolio of investments since August 1996. Mr. Chan has 12 years of investment management experience in Hong Kong and Tokyo managing funds with similar objectives as the Asia Dynasty Fund. Prior to joining Van Eck, Mr. Chan served as Portfolio Manager for BZW Investment Management, a subsidiary of Barclays Group. Before that, he was a Fund Manager for Sun Hung Kai Fund Management and held a Fund Manager position with Scimitar Asset Management Asia Ltd, Hong Kong, a wholly-owned subsidiary of Standard Chartered Bank.

FII, Two World Trade Center, New York, New York 10048, serves as sub-investment adviser to the Global Balanced Fund pursuant to a Sub-Investment Advisory Agreement with the Trust. FII manages the investment operations of the Global Balanced Fund and furnishes the Fund with a continuous investment program that includes which securities should be bought, sold or held. The Adviser manages and administers the business and affairs of the Fund. As compensation for its services, FII is paid a monthly fee at an annual rate of
 .50% of average daily net assets by the Adviser from the advisory fee it receives from the Fund. FII serves as an investment adviser to other registered investment companies.

FII is an indirect subsidiary of Fiduciary Trust Company International ("FTCI"). FTCI is a New York State chartered bank specializing in investment and administration of assets for pensions and other institutional accounts including individuals and families. FII has access to all of FTCI's investment infrastructure. FTCI began investing globally in the 1960's and serves its worldwide investment management and custody clients from offices in New York, Los Angeles, Miami, Washington, D.C., London, Geneva and Hong Kong. FTCI has over 60 investment professionals. FTCI has over 30 years of experience in global management with over $11 billion managed under the global balanced discipline. As of December 31, 1996, total assets under management by FII, its parent organization FTCI and its subsidiaries, on behalf of all clients, amounted to over $33 billion.

FII assigns a team of managers led by a global strategist, which includes a global equity manager and a global fixed-income manager, to manage the Fund's portfolio of investments. The team consults with the FTCI research department, which includes international analysts who specialize in the equity markets of Japan, Europe, the Pacific Basin and Latin America, when making investment decisions. The three primary portfolio managers for the Global Balanced Fund are listed below:

Anne M. Tatlock--FII's Global Strategist of the Fund. She has been serving in that capacity since the Fund commenced operations. Ms. Tatlock joined FTCI in 1984 and is currently President of the company where she is responsible for managing institutional investment management. Ms. Tatlock is head of the Institutional Investment Department and a member of the Board of Directors, the Global Investment Committee and the Investment Policy Committee at FTCI.

Steven J. Miller--FII's Portfolio Manager of the Fund. He joined FTCI in 1994 after working for seven years with Vital Forsikring and Heller Financial, Inc. Mr. Miller is responsible for managing institutional and international portfolios. He is a Senior Vice President of FTCI as well as a member of the Global Investment Committee and the Investment Policy Committee at FTCI.

Anthony S. Gould--Fixed Income Portfolio Manager of the Fund. He has been serving in such capacity since July 1995. Mr. Gould joined FTCI in 1995 following six and a half years at BZW Investment Management, the asset management subsidiary of the Barclays Group. He is a Senior Vice President of FTCI where he is responsible for the management of global and international fixed income portfolios for institutions.

MANAGEMENT DISCUSSION AND ANALYSIS

                       ASIA DYNASTY FUND (CLASS A AND B)

In 1996, Asian stock market performance was decidedly mixed. Some markets, such as Hong Kong and Malaysia, recorded strong double-digit gains, while others, such as Thailand and Korea, witnessed double-digit declines. For the year, the Asia Dynasty Fund had a total return of 6.5%.

Over the year, significant changes were made to the Asia Dynasty Fund, most of which were implemented by the new manager. Early in the year, the Fund was overweighted in Thailand and slightly underweighted in Hong Kong. In the second half of 1996, performance improved after the Fund increased its allocation to Hong Kong and trimmed positions in Thailand, Singapore and Korea. The Fund's three main sector weightings were banking, property and telecommunications. Together these industry groups represented just over 50% of the portfolio.






                                     LOGO

                          Asia Dynasty Fund (Class B)
                  vs. MSCI Far East Ex-Japan Free vs. S&P 500

                    (dividends and capital gains reinvested)

                                   [GRAPHIC]

$10,000 initial investment

------------------------------------------------
         Average Annual Total Return*
------------------------------------------------
 1 Year                                  0.1%
 Since inception (9/1/93)                4.6%
------------------------------------------------
* Maximum applicable contingent deferred sales charge of 3% taken into account.

                     Van Eck                               MSCI Far East
               Asia Dynasty Fund-B     S&P 500             Ex-Japan Free
               -------------------     -------             -------------

9/1/93               10000               10000                  10000
9/31/93              10221                9969                  10366
10/31/93             11527               10162                  12262
11/31/93             11598               10031                  12162
12/31/93             13522               10200                  15103
1/31/94              12759               10531                  14058
2/31/94              12316               10215                  13235
3/31/94              11012                9816                  11765
4/31/94              11385                9929                  12291
5/31/94              11660               10052                  12800
6/31/94              11039                9858                  12209
7/31/94              11633               10169                  12874
8/31/94              12369               10551                  13901
9/31/94              12165               10340                  13654
10/31/94             12458               10556                  13903
11/31/94             11261               10139                  12560
12/31/94             10933               10388                  12232
1/31/95               9513               10589                  10906
2/31/95              10281               10971                  11993
3/31/95              10318               11342                  12015
4/31/95              10300               11659                  11877
5/31/95              11385               12082                  13305
6/31/95              11150               12421                  13088
7/31/95              11502               12815                  13273
8/31/95              10924               12811                  12621
9/31/95              11059               13405                  12824
10/31/95             10933               13338                  12612
11/31/95             10688               13886                  12462
12/31/95             11222               14209                  13065
1/31/96              12259               14673                  14245
2/28/96              12168               14774                  14175
3/31/96              11959               14971                  14263
4/31/96              12241               15172                  14636
5/31/96              12014               15519                  14469
6/30/96              11723               15641                  14158
7/31/96              10858               14926                  13113
8/31/96              11231               15206                  13562
9/30/96              11568               16121                  13887
10/31/96             11258               15542                  13609
11/31/96             11977               17756                  14372
12/31/96             11905               17463                  14265


--------------------------------------------------------------------------------
             Past performance is not indicative of future results.
--------------------------------------------------------------------------------

                     GLOBAL BALANCED FUND (CLASS A AND B)

While not surpassing 1995's exceptionally high returns, global equity markets produced strong gains in 1996, supported by low interest rates and moderate economic growth. After selling off sharply in the first quarter due to worries over stronger-than-expected growth, global bond markets rose modestly. The Fund recorded a 12.3% total return for 1996.

For the year, global equities increased 14.0%, an impressive result considering the 15.4 % decline in the Japanese market (in dollars). The U.S. market again performed well on the back of continued moderate economic growth, low inflation and good corporate earnings growth. European equities turned in very strong performances (up 21.6%) as investors focused on the benefits to continental interest rates from the more likely implementation of European Monetary Union (EMU). Unrealized expectations of a sharp rebound in economic and corporate earnings growth and a likely fiscal tightening for 1997 contributed to the poor investment results in Japanese equities. Asia Pacific and Latin American markets registered gains of 21%-22% on average, though performance within these regions was quite different on a country- and stock-specific basis.

1996 was bittersweet for global fixed income investors. In local currency terms, every major bond market outpaced the U.S. market, but an appreciating U.S. dollar erased most of those gains. Global bonds also experienced an unusual year. The three major bond markets, the U.S., Japan and Germany, produced the lowest returns, while the riskiest markets, which include emerging markets and the peripheral European markets, produced the best investment results.


                        Global Balanced Fund (Class A)
    vs. 60% MSCI World Equity & 40% Salomon Brothers World Government Bond
                                  vs. S&P 500

                                   [GRAPHIC]

                   (dividends and capital gains reinvested)

$10,000 initial investment             Expenses (net of waivers) taken into
                                       account
Average Annual Total Return*
1 Year                        7.0%
Since inception (12/20/93)    5.7%

*Maximum sales charge of 4.75% taken into account.


                 S&P 500       60% MSCI
                 Global        World Equity &        Van Eck
                               40% Salomon Brothers  Global Balanced
                               World Bond            Fund-A

12/31/93          9520           10000               10000
1/31/94           9700           10429               10325
2/31/94           9540           10322               10015
3/31/94           9201           10050                9624
4/31/94           9281           10242                9735
5/31/94           9341           10223                9856
6/31/94           9171           10266                9665
7/31/94           9361           10417                9970
8/31/94           9511           10592               10344
9/31/94           9451           10456               10138
10/31/94          9651           10703               10349
11/31/94          9179           10367                9940
12/31/94          9149           10440               10136
1/31/95           8867           10434               10382
2/31/95           9048           10634               10756
3/31/95           9462           11195               11120
4/31/95           9694           11514               11431
5/31/95           9916           11704               11846
6/31/95          10037           11730               12178
7/31/95          10371           12095               12565
8/31/95          10077           11768               12561
9/31/95          10351           12080               13142
10/31/95         10341           12004               13077
11/31/95         10412           12309               13614
12/31/95         10548           12578               13931
1/31/96          10661           12654               14385
2/28/97          10651           12676               14485
3/31/96          10732           12797               14678
4/30/96          10876           12958               14875
5/31/96          10876           12968               15215
6/30/97          10998           13049               15335
7/31/96          10741           12874               14634
8/31/96          10865           12984               14909
9/30/96          11214           13312               15806
10/31/96         11411           13469               16218
11/31/96         11916           13994               17408
12/31/96         11844           13816               17121

             Past performance is not indicative of future results.

The Global Balanced Index consists of 60% MSCI World Equity Index and 40% Salomon Brothers World Government Bond Index.

                        Global Balanced Fund (Class B)
    vs. 60% MSCI World Equity & 40% Salomon Brothers World Government Bond
                                  vs. S&P 500

                                   [GRAPHIC]

                   (dividends and capital gains reinvested)

$10,000 initial investment            Expenses (net of waivers) taken into
                                      account

Average Annual Total Return*
1 Year                        6.5%
Since inception (12/20/93)    5.8%
*Maximum applicable contingent deferred sales charge of 3% taken into account.


     60% MSCI World      S&P 500        Van Eck
     Equity & 40% Salomon               Global Balanced
     Brothers World                     Fund-B
     Government Bond
12/31/93    10000         10000        10000
Jan-94      10189         10429        10325
Fed-94      10010         10322        10015
Mar-94       9654         10050         9624
Apr-94       9727         10242         9735
May-94       9780         10223         9856
Jun-94       9591         10266         9665
Jul-94       9790         10417         9970
Aug-94       9937         10592        10344
Sep-94       9864         10456        10138
Oct-94      10073         10703        10349
Nov-94       9579         10367         9940
12/31/94     9516         10440        10136
Jan-95       9231         10434        10382
Feb 95       9421         10634        10756
Mar-95       9833         11195        11120
Apr-95      10075         11514        11431
May-95      10297         11704        11846
Jun-95      10424         11730        12178
Jul-95      10762         12095        12565
Aug-95      10455         11768        12561
Sep-95      10741         12080        13142
Oct-95      10719         12004        13077
Nov-95      10783         12309        13614
12/31/95    10899         12578        13931
Jan-96      10995         12654        14385
Fed-96      10984         12676        14485
Mar-96      10069         12797        14678
Apr-96      11196         12958        14875
May-96      11206         12968        15215
Jun-96      11323         13049        15335
Jul-96      11047         12874        14634
Aug-96      11174         12984        14909
Sep-96      11524         13312        15806
Oct-96      11726         13469        16218
Nov-96      12248         13994        17408
12/31/96    12152         13816        17121

             Past performance is not indicative of future results.

The Global Balanced Index consists of 60% MSCI World Equity Index and 40% Salomon Brothers World Government Bond Index.

                  GLOBAL HARD ASSETS FUND (CLASS A, B AND C)

For 1996, the Fund had a total return of 45.6%, while the Standard & Poor's 500 Index advanced 23.0% for the year. The Fund also outpaced the market while assuming less risk--its net asset value fluctuated more than 1% in value on only 16 days in 1996, compared to 38 days for the S&P Index.

The Fund's exceptional performance was fueled by strong supply and demand fundamentals in the energy and real estate sectors. Energy was the Fund's largest and best performing sector. In 1996, the Fund maintained an average weighting of approximately 35% in the energy sector. Returns were driven by stronger commodity prices, successful applications of technology to exploration efforts and the cost reduction that this application of technology brought to exploration and development efforts.

In 1996, crude oil prices averaged more than $4 per barrel higher than in 1995. The reasons include a combination of stronger demand brought on by economic growth in Asia and a cold winter in the U.S. and Europe, as well as production delays in the non-OPEC countries and a lack of Iraqi exports for most of the year. Natural gas prices were also sharply higher due primarily to a cold winter in the Northeast and Midwest, which depleted inventories. Moreover, ongoing advancements in technology continued to improve efficiencies and exploration results.

Real estate securities in the U.S. contributed significantly to performance, particularly late in the year. In the fourth quarter, the Fund raised the allocation to this sector from roughly 17% to 26%. U.S. real estate investment trusts, or REITs, gained approximately 35% in 1996. Moreover, REITs finished the year on a strong note, with fund flows into U.S. REITs accelerating significantly during the fourth quarter.

Disappointing sectors included industrial metals, forest products and paper, and precious metals. Industrial metals and paper shares underperformed the S&P 500 as the primary performance driver, underlying asset prices, declined. Fortunately, the Fund's allocations to these sectors were low, with approximately 6% of total investments in each.


                       Global Hard Assets Fund (Class A)
                  vs. Ibbotson Hard Assets Index vs. S&P 500

                                   [GRAPHIC]

                   (dividends and capital gains reinvested)

$10,000 initial investment          Expenses (net of waivers) taken into account


Average Annual Total Return*

1 Year                          38.7%
Since inception (11/2/94)       25.8%

*Maximum sales charge of a 4.75% (taken
 into account


              Van Eck
           Global Hard Assets              Ibbotson
               Fund-A         S&P 500  Hard Assets Index
           ------------------ -------  -----------------
11/2/94          9520          10000         10000
11/31/94         9311           9725          9494
12/31/94         9416           9917          9720
1/31/95          9125          10157          9284
2/31/95          9436          10524          9400
3/31/95          9936          10879          9880
4/31/95         10106          11183         10061
5/31/95         10326          11589         10120
6/31/95         10416          11914         10120
7/31/95         10706          12293         10488
8/31/95         10736          12289         10378
9/31/95         10776          12858         10446
10/31/95        10296          12794         10064
11/31/95        10626          13319      10439.11
12/31/95        11307          13630      10689.42
1/31/96         11900          14074      11052.66
2/31/96         12080          14172      11157.47
3/31/96         12662          14361      11456.63
4/31/96         13339          14553      11740.61
5/31/96         13541          14886      11697.91
6/31/96         13593          15004      11287.59
Jul 31, 96      13124          14317      11108.25
Aug 31, 96      13914          14586       11377.2
9/31/96         14276          15464      11314.68
Oct 31, 96      15066          15868      11492.64
11/31/96        15845          17032      11987.22
Dec 31, 96      16464          16751      12058.95

Past performance is not indicative of future results.


The Ibbotson Hard Assets Index is 75% equities of global companies whose primary business is linked to hard assets and 25% commodity futures. The equity component consists of equal weightings of the MSCI Gold Mines, Non-Ferrous Metals, Energy Sources, and Forest Products and Paper Indices, and the National Association of Real Estate Investment Trusts Equity Index. The commodity component consists of equal weightings of the Goldman Sachs Energy, Precious Metals and Industrial Metals Indices.

                       GLOBAL HARD ASSETS FUND (CLASS B)
                  VS. IBBOTSON HARD ASSETS INDEX VS. S&P 500
                   (dividends and capital gains reinvested)

                                   [GRAPHIC]

$10,000 initial investment         Expenses (net of waivers) taken into account

            Average Annual Total Return
        -------------------------------------
        Since inception (4/24/96)       19.6%
        -------------------------------------
        * Maximum applicable contingent sales
          charge of 5% taken into account.


             Van Eck
          Global Hard Assets            Ibbotson Hard
             Fund-B         S&P 500     Assets Index

4/24/96       10000          10000         10000
5/96          10263          10291          9964
6/96          10303          10373          9614
7/96           9949           9898          9461
8/31/96       10552          10084          9690
9/96          10825          10691          9637
10/96         11419          10970          9789
11/96         11997          11775         10210
12/31/96      11955          11581         10271

Past performance is not indicative of future results.




                       GLOBAL HARD ASSETS FUND (CLASS C)
                  VS. IBBOTSON HARD ASSETS INDEX VS. S&P 500
                   (dividends and capital gains reinvested)

                                   [GRAPHIC]

$10,000 initial investment       Expenses (net of waivers) taken into account

            Average Annual Total Return
        -------------------------------------
        1 Year*                         44.2%
        Since inception (11/2/94)       19.6%
        -------------------------------------
        * 1-year redemption charge of 1% taken
          into account.

             Van Eck
          Global Hard Assets          Ibbotson Hard
             Fund-C          S&P 500  Assets Index

Nov 2, 94     10000          10000          10000
11/94          9780           9725           9494
12/31/94       9885           9917           9720
1/95           9580          10157           9284
Feb-95         9895          10524           9400
Mar-95        10420          10879           9880
Apr-95        10599          11183          10061
May-95        10830          11589          10120
Jun-95        10914          11914          10120
Jul-95        11219          12293          10488
Aug-95        11261          12289          10378
Sep-95        11292          12858          10446
Oct-95        10798          12794          10064
Nov-95        11135          13319          10439.11
12/31/95      11954          13630          10689.42
Jan-96        12576          14074          11052.66
2/28/96       12765          14172          11157.47
3/31/96       13387          14361          11456.63
4/30/96       14098          14553          11740.61
5/31/96       14309          14886          11697.91
6/30/96       14365          15004          11287.59
7/31/96       13872          14317          11108.25
8/31/96       14712          14586          11377.2
9/30/96       15092          15464          11314.68
10/31/96      15910          15868          11492.64
11/30/96      16716          17032          11987.22
12/31/96      17354          16751          12058.95

Past performance is not indicative of future results.

The Ibbotson Hard Assets Index is 75% equities of global companies whose primary business is linked to hard assets and 25% commodity futures. The equity component consists of equal weightings of the MSCI Gold Mines, Non-Ferrous Metals, Energy Sources, and Forest Products and Paper Indices, and the National Association of Real Estate Investment Trusts Equity Index. The commodity component consists of equal weightings of the Goldman Sachs Energy, Precious Metals and Industrial Metals Indices.

                         GLOBAL INCOME FUND (CLASS A)

Compared to the strong returns recorded in 1995, most major bond markets registered modest gains last year, which were reduced in dollar terms due to strength of the U.S. currency. Several "peripheral," higher risk European markets fared well, but a rise in U.S. interest rates due to stronger-than-expected economic growth dampened the performance of domestic bonds. In this environment, the Global Income Fund had a total return of 2.3% for the year ended December 31, 1996.

U.S. interest rates increased sharply in February 1996 due to a surprisingly strong January employment report. The rise in U.S. rates and subsequent downturn in the U.S. bond market sparked a sell-off in many major international markets during the first quarter of 1996. The trend toward higher U.S. rates continued into the second quarter, aided by higher-than-expected oil prices. By June 12, 1996, the yield on the 30-year U.S. Treasury bond hit 7.19% (its high for 1996) after being as low at 5.95% on the second trading day of the year.

In 1996, the U.S. dollar showed strength against most of the major currencies. For example, the dollar was up 10.8% against the Japanese yen and 6.7% against the German mark. The only major currencies in the G-7 to show consistent strength against the dollar were the British pound and the Italian lira, which advanced 10.5% and 4.5%, respectively, versus the dollar. The dollar's relative strength against most major currencies dampened returns for U.S. investors. The Fund's relatively high cash position on several occasions throughout the year limited losses due to currency fluctuations.


                       Global Income Fund (Class A) vs.
                 Salomon Brothers World Government Bond Index

                                   [GRAPHIC]

                   (dividends and capital gains reinvested)


$10,000 initial investment

     Average Annual Total Return*

1 Year                          -2.5%
5 Year                           2.4%
10 Year                           NA
Since inception (4/30/87)        7.9%

* Maximum sales charge of 4.75% taken
  into account.


                                     Salomon
                    Van Eck          Brothers
                 Global Income   World Government
                    Fund-A          Bond Index
                 -------------   ----------------
4/30/87                   9526        10000
6/31/87                   9547         9821
12/31/87                 10192        10937
6/31/88                  11018        10770
12/31/88                 11338        11416
6/31/89                  11357        11232
12/31/89                 12634        11910
6/31/90                  13498        12018
12/31/90                 14746        13337
6/31/91                  14828        13224
12/31/91                 17632        15446
6/31/92                  18121        15929
12/31/92                 17018        16300
6/31/93                  17381        17672
12/31/93                 17852        18463
6/31/94                  16751        18587
12/31/94                 17355        18896
6/31/95                  19863        22080
12/31/95                 20352        22494
6/31/96                  19899        22162
12/31/96                 20829        23308

Past performance is not indicative of future results.

EXPENSES

Each Fund bears all expenses of its operation other than those incurred by the Adviser or its affiliate under the Advisory Agreements with the Trust and those incurred by the Sub-Adviser, if any, under its Sub-Investment Advisory Agreement. In particular, the Funds pay: investment advisory fees, custodian fees and expenses, legal, accounting and auditing fees and expenses, brokerage fees, taxes, expenses of preparing prospectuses and shareholder reports for existing shareholders, registration fees and expenses (including compensation of employees of the Adviser or its affiliate in relation to the time spent on such matters), Rule 12b-1 distribution expenses, expenses of the transfer and dividend disbursing agent, the compensation and expenses of Trustees who are not otherwise affiliated with the Trust, the Adviser or Sub-Adviser or any of their affiliates, and any extraordinary expenses. Expenses incurred jointly by the funds in the Van Eck Group of Funds are allocated among the funds in a manner determined by the Trustees to be fair and equitable. Under the Advisory Agreements, the Adviser provides the Funds with office space, facilities and simple business equipment and provides the services of executive and clerical personnel for administering the affairs of the Funds. The Adviser or Sub-Adviser compensates Trustees of the Trust if such persons are employees or affiliates of the Adviser or Sub-Adviser or their affiliates. The Funds reimburse the Adviser for its costs in servicing shareholder accounts and maintaining books and records of each Fund, including general ledger and daily net asset value accounting.

                             PLAN OF DISTRIBUTION

Each of the Funds has adopted a Plan of Distribution pursuant to Rule 12b-1 (the "Plans") under the Act. The Plans may be terminated at any time by a vote of a majority of the Trustees, or by a vote of a majority of the outstanding voting securities of the respective Fund. These Plans fall into two broad categories: reimbursement plans and compensation plans. The fees under all Plans are paid quarterly. The National Association of Securities Dealers, Inc. rules may limit the amount payable under the Plans.

Under a reimbursement type plan, the fees, or a percentage thereof, are used for payments to Agents and Brokers who service shareholder accounts of a Fund and the remainder is used for other actual promotional and distribution expenses incurred by the Distributor. A Plan's fees accrued by a Fund in excess of payments to Brokers and Agents and reimbursement to the Distributor for its actual expenses will be retained by the Fund. A reimbursement type plan may provide for the payment of interest as a distribution expense.

Under a compensation type plan, the fees under the Plan are not directly tied to expenses and payments by the Fund and may be more or less than actual expenses incurred under the Plan. The excess of fees received over expenditures may constitute a "profit" to the Distributor.

Both reimbursement and compensation type plans may have a "carry-forward" provision. This provision provides that any reimbursable or payable amount under the Plan attributable to a fiscal year of the Fund may be paid by the Fund in a subsequent fiscal year, including after the termination of a Plan. Amounts payable or reimbursable to the Distributor under the Plan that are not paid because they exceed the annual limitation (carry-forward amounts) are carried forward by the Funds to subsequent years and are paid within the annual limitation in accordance with the Plans. Consequently, shareholders may pay distribution expenses incurred by a Fund prior to becoming a shareholder. Under a Plan without a carry-forward provision, fees paid by a Fund are paid or used to reimburse the Distributor for servicing, promotional and distribution expenses incurred only during the applicable fiscal year.

In the event a Plan with a carry-forward provision is terminated, the Distributor would not be entitled to reimbursement in respect of costs incurred in, or payment for, performing distribution activities which occur after termination of the Plan. However, the Distributor would be entitled to reimbursement of all carry-forward amounts and other costs properly incurred in respect of shares distributed prior to termination of the Plan. The Fund would continue to make payments to the Distributor subject to the annual limitation until such time as all such amounts had been reimbursed.

Asia Dynasty Fund-A and Global Income Fund-A have reimbursement type plans. The 12b-1 fees are accrued daily at an annual rate of .50% of the average daily net assets for Asia Dynasty Fund-A and at an annual rate of .25% of average daily net assets for Global Income Fund-A. Asia Dynasty Fund-A has a carry-forward provision.

Asia Dynasty Fund-B, Global Balanced Fund-A, Global Balanced Fund-B, Global Hard Assets Fund-A, Global Hard Assets Fund-B and Global Hard Assets Fund-C have compensation type plans. The 12b-1 fees are accrued daily at an annual rate of .50% of average daily net assets for Global Balanced Fund-A and Global Hard Assets Fund-A and at an annual rate of 1.00% of average daily net assets for Asia Dynasty Fund-B, Global Balanced Fund-B, Global Hard Assets Fund-A, Global Hard Assets Fund-B and Global Hard Assets Fund-C. These Plans have a carry-forward provision which provides that the Distributor, in the event of termination of the Plans, will recoup amounts expended under the Plan, subject to the annual limitation. For the periods prior to April 30, 1998, the Distributor has agreed, with respect to Plans with a carry-forward provision, notwithstanding anything to the contrary in the Plan, to waive its right to reimbursement of carry-forward amounts in the event the Plan is terminated unless the Board of Trustees has determined that reimbursement of such carry-forward amounts is appropriate.

Each Fund pays dealers, through the Distributor, (i) a service fee and a distribution fee, at the time the shares are sold, not to exceed .25% for Class A shares and U.S. Government Money Fund and .75% for Class B shares, of the net asset value of such shares (excluding shares issued for reinvested dividends and distributions) and (ii) after the first anniversary of the sale of shares, fees for services and distribution at annual rates not to exceed an annual rate of .75% for Class C shares, of the average daily net assets (including shares issued for reinvested dividends and distributions). The Distributor may retain from the distribution fee, for the payment of distribution expenses, an amount not to exceed an annual rate of .50% of the average daily net assets. No dealer will receive more than .25% of average daily net assets for servicing. The Distributor will monitor payments under the Plans and will reduce such payments or take such other steps as may be necessary, including payments from its own resources, to assure that Plan payments are consistent with the applicable rules of the National Association of Securities Dealers, Inc.

Holders of Class C shares on which service and distribution fees were paid at the time of sale will be required to pay to the Fund a contingent deferred redemption charge of 1% of the lower of cost or the then net asset value of any shares redeemed from that Fund before the first anniversary of their purchase. If the shares are exchanged into another fund in the Van Eck Group of Funds offering Class C shares and subsequently redeemed before the first anniversary of their original purchase, the charge will be collected by the other fund for the first fund.

Of the amounts expended under the Plan for the fiscal year ended December 31, 1996 for Asia Dynasty Fund, Global Balanced Fund, Global Hard Assets Fund and Global Income Fund, approximately 40% was paid to Brokers and Agents who sold shares and/or service shareholder accounts of the Funds. The remaining 60% was retained by the Distributor as reimbursement for expenses such as printing and mailing prospectuses and sales material to other than current Fund shareholders.

The Glass-Steagall Act prohibits banks from engaging in the business of underwriting, selling or distributing securities such as shares of a mutual fund. Although the scope of this prohibition under the Glass-Steagall Act has not been fully defined, in the Distributor's opinion it should not prohibit banks from being compensated for shareholder servicing. If, because of changes in law or regulation, or because of new interpretations of existing law, a bank or the Funds were prevented from continuing these arrangements, it is expected that the Board would make other arrangements for these services and that shareholders would not suffer adverse financial consequences.

                                  ADVERTISING

From time to time, the Funds may use various media to advertise performance. Past performance is not necessarily indicative of future performance.

Global Income Fund may advertise performance in terms of 30-day yield, which is computed by dividing the net investment income per share earned during the 30 days by the maximum offering price per share on the last day of the period. Yield of the Fund is a function of the kind and quality of the instruments in the Fund's portfolio, portfolio maturity, operating expenses and market conditions.

All Funds may advertise performance in terms of average annual total return, which is computed by finding the average annual compounded rates of return over a period that would equate the initial amount invested to the ending redeemable value. The calculation assumes the maximum sales charge is deducted from the initial $1,000 payment and assumes all dividends and distributions by the Funds are reinvested on the reinvestment dates during the period, and includes all recurring fees that are charged to all shareholder accounts. In addition, these Funds may advertise aggregate total return for a specified period of time which is determined by ascertaining the percentage change in the net asset value of shares of a Fund initially purchased assuming reinvestment of dividends and capital gains distributions on such shares without giving effect to the length of time of the investment. Sales loads and other non-recurring expenses may be excluded from the calculation of rates of return with the result that such rates may be higher than if such expenses and sales loads were included. All other fees will be included in the calculation of rates of return. Performance of the Funds is computed separately for each Class.

The Funds may quote performance results from recognized services and publications which monitor the performance of mutual funds and the Funds may compare their performance to various published historical indices. These include market, economic and performance data and indices. For example, the Funds may quote Morningstar ratings; market performance of the S&P 500 and the Europe Australia Far East Index; the performance of various economies or economic indicators; or compilations of historical performance data from rating agencies. Micropal, Ltd., a worldwide mutual fund performance evaluation service, is one such rating agency. Lipper Analytical Services is another such rating agency. The Lipper performance analysis assumes reinvestment of capital gains and distributions, but does not give effect to sales charges or taxes. Asia Dynasty Fund is rated in the Asia ex-Japan Funds category; Global Balanced Fund is rated in the Global Balanced Funds or the Global Asset Allocation category; Global Hard Assets Fund is rated in the Natural Resources Funds category or the Global Equity Funds category; and Global Income Fund is rated in the World Income Funds category. Asia Dynasty Fund may be compared to a Morgan Stanley Capital International Index, an Asia (Ex-Japan) Index or another appropriate index. The Morgan Stanley Capital International Equity and Salomon Brothers World Bond Indices, among others, are indices to which the Global Balanced Fund and Global Income Fund may be compared. Global Income Fund may be compared against certain indices or services which monitor or publish certificate of deposit or other money market rates or yields, such as the Federal Reserve Bulletin. Global Hard Assets Fund may be compared to the Ibbotson Hard Assets Index or Morgan Stanley natural resource indices. See the Appendix in the Statement of Additional Information.

                                     TAXES

Each Fund has qualified and intends to continue to qualify as a "regulated investment company" under the Code and will not pay federal income or excise taxes to the extent that it distributes its net taxable investment income and capital gains. See "Taxes" in the Statement of Additional Information.

Notice as to the tax status of a shareholder's dividends and distributions will be mailed to shareholders annually. Income from dividends and distributions is normally taxable whether or not reinvested. Distributions from net investment income and short-term capital gains are taxed as ordinary income. Distributions of long-term capital gains are taxed at capital gain rates. Dividends or distributions declared in December of any calendar year but paid during January of the following year are treated as received by a shareholder on December 31 of the calendar year. Only a portion of the dividends paid by the Funds is likely to qualify for the 70% dividends received deduction allowable to corporations. If the Funds fulfill certain requirements, shareholders of these Funds may be able to claim a foreign tax credit or deduction with respect to certain foreign withholding or other taxes paid to foreign governments during the year.

Distributions of net investment income and short-term capital gains, if any, made to non-resident aliens will be subject to 30% withholding or lower tax treaty rates because such distributions are considered U.S. source income. Currently, the Funds are not required to withhold tax from long-term capital gains distributions paid to non-resident aliens.

The foregoing discussion relates only to generally applicable federal income tax provisions. Shareholders should consult their own tax advisors regarding taxes, including state and local taxes, applicable to dividends, distributions and redemptions.

                           DESCRIPTION OF THE TRUST

Van Eck Funds is an open-end management investment company organized as a "business trust" under the laws of the Commonwealth of Massachusetts.

The Trustees have authority to issue an unlimited number of shares of beneficial interest of each Fund, $.001 par value. Currently eight Funds of the Trust are being offered, which shares constitute the interests in the Asia Dynasty Fund (Class A and B), Global Balanced Fund (Class A and B), Emerging Markets Growth Fund (Class A, B and C), Global Hard Assets Fund

(Class A, B and C), Global Income Fund (Class A), International Investors Gold Fund (Class A), Gold/Resources Fund (Class A), and U.S. Government Money Fund. A "fund" is a separate pool of assets which is separately managed and which may have different investment objectives from those of another fund. The Trustees have the authority, without the necessity of a shareholder vote, to create any number of new funds.

Each share of a Fund has equal dividend, redemption and liquidation rights, and, when issued, is fully paid and non-assessable by the Trust, except that expenses related to the distribution of shares of the separate classes, if any, would be borne by the respective classes as appropriate, and could have differing voting rights regarding, for example, the Plans of Distribution. Under the Master Trust Agreement, no annual or regular meeting of shareholders is required. Thus, there will ordinarily be no shareholder meetings unless required by the Act. The Board of Trustees is a self-perpetuating body unless and until fewer than 50% of the Trustees, then serving as Trustees, are Trustees who were elected by shareholders. At that time another meeting of shareholders will be called to elect Trustees. On any matter submitted to the shareholders, the holder of each Trust share is entitled to one vote per share (with proportionate voting for fractional shares). Under the Master Trust Agreement, any Trustee may be removed by vote of two thirds of the outstanding Trust shares; and holders of ten percent or more of the outstanding shares of the Trust can require Trustees to call a meeting of shareholders for purposes of voting on the removal of one or more Trustees. Shareholders of all Funds are entitled to vote on matters affecting all of the Funds (such as the elections of Trustees and ratification of the selection of the Trust's independent accountants). On matters affecting an individual Fund a separate vote of that Fund is required. Shareholders of a Fund are not entitled to vote on any matter not affecting that Fund.

Under Massachusetts law, the shareholders of the Trust could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Master Trust Agreement of the Trust disclaims shareholder liability for acts or obligations of the Trust and require that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the Trustees. The Master Trust Agreement provides for indemnification out of the Trust's property for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations. The Adviser believes that, in view of the above, the risk of personal liability to shareholders is remote.

                            ADDITIONAL INFORMATION
CUSTODIAN

The Custodian of the assets of the Trust is The Chase Manhattan Bank, Chase Metrotech Center, Brooklyn, New York 11245.

TRANSFER AGENT

DST Systems, Inc., 1004 Baltimore, 4th Floor, Kansas City, Missouri 64105, serves as the Funds' transfer agent.

INDEPENDENT ACCOUNTANTS

Coopers & Lybrand L.L.P., 1301 Avenue of the Americas, New York, New York 10019, provides audit services, consultation and advice with respect to financial information in the Trust's filings with the Securities and Exchange Commission, consults with the Trust on accounting and financial reporting matters and prepares the Trust's tax returns.

COUNSEL

Goodwin, Procter & Hoar LLP, One Exchange Place, Boston, Massachusetts 02109, serves as Counsel for the Trust.

                               -----------------
                                 Van Eck Funds
                               -----------------

                               Asia Dynasty Fund

                         Emerging Markets Growth Fund

                             Global Balanced Fund

                            Global Hard Assets Fund

                              Global Income Fund

                              Gold/Resources Fund

                            International Investors
                                   Gold Fund

                          U.S. Government Money Fund



                          Your Investment Dealer is:
                       --------------------------------



            Transfer Agent and Shareholder Service Representative:
                               DST Systems, Inc.
                                P.O. Box 418407
                          Kansas City, Missouri 64141
                                (800) 544-4653

                            [LOGO] VAN ECK GLOBAL

           This prospectus is good until 4/30/98 unless superseded.

                          ---------------------------
                               -----------------
                                 April 30, 1997
                               -----------------

                                    VAN ECK

                                    GLOBAL

                                     FUNDS

                                  PROSPECTUS

                              ASIA DYNASTY FUND

                             GLOBAL BALANCED FUND

                            GLOBAL HARD ASSETS FUND

                              GLOBAL INCOME FUND

                          ---------------------------


                            [LOGO] VAN ECK GLOBAL